   As filed with the U.S. Securities and Exchange Commission on April 26, 2005
                          Registration No. 333-73082
                ----------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------
                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                        THE SECURITIES ACT OF 1933 [ _ ]
                      POST-EFFECTIVE AMENDMENT NO. 7 [ X ]
                              ------------------
                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                             (Exact name of trust)

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                              (Name of depositor)

                                     and/or


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 27 [X]
                        (Check Appropriate Box or Boxes)

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                           (Exact Name of Registrant)

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               JOHN HANCOCK PLACE
                               U.S. PROTECTION LAW
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              ------------------
                             RONALD J. BOCAGE, ESQ.
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                               U.S. PROTECTION LAW
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                              Foley & Lardner 3000
                                 K Street, N.W.
                             Washington, D.C. 20007
                              ------------------
It is proposed that this filing become effective (check appropriate box)

     [ _ ] immediately upon filing pursuant to paragraph (b) of Rule 485 [ X ] on May 1, 2005 pursuant to paragraph (b) of Rule 485
     [ _ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485 [ _ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

     [ _ ] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2005
                                for interests in
                     John Hancock Variable Life Account UV

                       Interests are made available under


                        VARIABLE ESTATE PROTECTION PLUS

a flexible premium variable universal life survivorship insurance policy issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("John Hancock")

The policy provides an investment option with fixed rates of return declared by John Hancock and the following variable investment options:

Science & Technology
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Small Company
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Strategic Opportunities
Financial Services
International Opportunities
International Stock
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
Quantitative Mid Cap
Mid Cap Index
Mid Cap Core
Global
Capital Appreciation

American Growth
U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Large Cap Growth
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Strategic Value
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income II
500 Index B
Fundamental Value
Growth & Income
Large Cap

Quantitative Value
American Growth-Income
Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive 1000
Lifestyle Growth 820
Lifestyle Balanced 640
Lifestyle Moderate 460
Lifestyle Conservative 280

                            * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:



   o The first section is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.



   o Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.



   o Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.



     o There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 44.



   o Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.


After this prospectus ends, you will find all applicable state-specific supplements. After the supplements, if any, the prospectuses for the Series Funds begin. See page 14 of this prospectus for a brief description of the Series Funds.

                               TABLE OF CONTENTS




Contents                                                           Beginning on page
SUMMARY OF BENEFITS AND RISKS ..............................               5
The Nature of the Policy ...................................               5
Summary of Policy Benefits .................................               5
 Death Benefit .............................................               5
 Surrender of the Policy ...................................               5
 Partial Withdrawals .......................................               5
 Policy Loans ..............................................               5
 Optional Benefit Riders ...................................               6
 Investment Options ........................................               6
Summary of Policy Risks ....................................               6
 Lapse Risk ................................................               6
 Investment Risk ...........................................               6
 Transfer Risk .............................................               6
 Market Timing Risk ........................................               6
 Tax Risks .................................................               7
FEE TABLES .................................................               8
DETAILED INFORMATION .......................................              14
Your Investment Options ....................................              14
Description of John Hancock ................................              23
Description of John Hancock Variable Life Account UV .......              24
The Fixed Investment Option ................................              24
Premiums ...................................................              24
 Planned Premiums ..........................................              24
 Minimum premium payments ..................................              25
 Maximum premium payments ..................................              25
 Ways to pay premiums ......................................              25
 Processing premium payments ...............................              25
Lapse and reinstatement ....................................              26
 Guaranteed minimum death benefit feature ..................              26
The Death Benefit ..........................................              27
 Optional extra death benefit feature ......................              27
 Limitations on payment of death benefit ...................              27
 Basic Sum Insured vs. Additional Sum Insured ..............              27
 The minimum insurance amount ..............................              28
 When the younger insured person reaches 100 ...............              28
 Requesting an increase in coverage ........................              28
 Requesting a decrease in coverage .........................              28
 Change of death benefit option ............................              29
 Effective date of certain policy transactions .............              29
 Tax consequences of coverage changes ......................              29
 Your beneficiary ..........................................              29
 Ways in which we pay out policy proceeds ..................              29
 Changing a payment option .................................              29
 Tax impact of payment option chosen .......................              30
The Account Value ..........................................              30
 Commencement of investment performance ....................              30

Contents                                                                    Beginning on page
 Allocation of future premium payments ..............................                     30
 Transfers of existing account value ................................                     30
 Dollar cost averaging ..............................................                     31
Surrender and Partial Withdrawals ...................................                     32
 Full surrender .....................................................                     32
 Partial withdrawals ................................................                     32
Policy loans ........................................................                     32
 Repayment of policy loans ..........................................                     32
 Effects of policy loans ............................................                     32
Description of Charges at the Policy Level ..........................                     33
 Deductions from premium payments ...................................                     33
 Deductions from account value ......................................                     33
 Additional information about how certain policy charges work .......                     34
 Other charges we could impose in the future ........................                     35
Description of Charges at the Fund Level ............................                     35
Other Policy Benefits, Rights and Limitations .......................                     35
 Optional benefit riders you can add ................................                     35
 Variations in policy terms .........................................                     36
 Procedures for issuance of a policy ................................                     36
 Changes that we can make as to your policy .........................                     37
 The owner of the policy ............................................                     37
 Policy cancellation right ..........................................                     38
 Reports that you will receive ......................................                     38
 Assigning your policy ..............................................                     38
 When we pay policy proceeds ........................................                     38
 How you communicate with us ........................................                     39
Distribution of Policies ............................................                     40
 Standard Compensation ..............................................                     40
 Additional Compensation and Revenue Sharing ........................                     41
 Differential Compensation ..........................................                     41
Tax considerations ..................................................                     41
 General ............................................................                     41
 Policy proceeds ....................................................                     41
 Other policy distributions .........................................                     42
 Diversification rules and ownership of the Account .................                     42
 7-pay premium limit ................................................                     43
 Corporate and H.R. 10 plans ........................................                     43
Financial Statements Reference ......................................                     43
Registration statement filed with the SEC ...........................                     43
Independent Registered Public Accounting Firm .......................                     43

                         SUMMARY OF BENEFITS AND RISKS


The Nature of the Policy

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.


Summary of Policy Benefits


Death Benefit

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

   o Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   o Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.


Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans. This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     o the amount you invested,

     o plus or minus the investment experience of the investment options you've chosen,

     o minus all charges we deduct, and

     o minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 32.


Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.


Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.


Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.


Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.


Summary of Policy Risks


Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.


Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.


Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.


Market Timing Risk

     Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see page 30) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see page 40). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.


Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.


                                                    Transaction Fees
               Charge                           When Charge is Deducted                       Amount Deducted
 Maximum sales charge                     Upon payment of premium                 30% of Target Premiums paid in policy
                                                                                  year 115% of Target Premiums paid in
                                                                                  policy years 2-5
                                                                                  10% of Target Premiums paid in policy
                                                                                  years 6-10
                                                                                  4% of Target Premiums paid in policy
                                                                                  years 11-20
                                                                                  3% of Target Premiums paid in policy
                                                                                  years 21 and thereafter
                                                                                  3.5% of any premiums paid in excess
                                                                                  of Target Premiums in Policy years 1-
                                                                                  10
                                                                                  3% of any premiums paid in excess of
                                                                                  Target Premiums in policy year 11 and
                                                                                  thereafter(1)
 Premium tax charge                       Upon payment of premium                 2.35% of each premium paid
 DAC tax charge                           Upon payment of premium                 1.25% of each premium paid
 Premium processing charge                Upon payment of premium                 1.25% of each premium paid(2)
 Maximum partial withdrawal charge        Upon making a partial withdrawal        $20


(1) The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2) For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

     The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.


    Periodic Charges Other Than Fund Operating Expenses
                                          When Charge is
             Charge                          Deducted
 Insurance charge:(1)
  Minimum charge                     Monthly
  Maximum charge                     Monthly
  Charge for representative          Monthly
  insured persons
 Issue charge                        Monthly
 Administrative charge               Monthly
 Guaranteed minimum death            Monthly, starting in
 benefit charge(4)                   policy year 11
 Asset-based risk charge(5)          Monthly
 Maximum policy loan interest        Accrues daily Payable
 rate(6)                             annually



                                                                       Amount Deducted
             Charge                              Guaranteed Rate                               Current Rate
 Insurance charge:(1)
  Minimum charge                     $0.0001 per $1,000 of AAR                   $0.0001 per $1,000 of AAR
  Maximum charge                     $83.20 per $1,000 of AAR                    $54.74 per $1,000 of AAR
  Charge for representative          $0.003 per $1,000 of AAR                    $0.003 per $1,000 of AAR
  insured persons
 Issue charge                        $55.55 only during policy year              $55.55 only during policy year
                                     1-5 plus 2(cent) per 1,000 of Total         1-5 plus 2(cent) per 1,000 of Total
                                     Sum Insured at issue only during            Sum Insured at issue only during
                                     policy years 1-3(2)                         policy years 1- 3(2)
 Administrative charge               $10 in all policy years plus 3(cent)        $7.50 in all policy years plus 1(cent)
                                     per $1,000 of Total Sum Insured             per $1,000 of Total Sum Insured
                                     at issue in all policy years                at issue in policy years 1-10(3)
 Guaranteed minimum death            3(cent) per $1,000 of Basic Sum             1(cent) per $1,000 of Basic Sum
 benefit charge(4)                   Insured at issue                            Insured at issue
 Asset-based risk charge(5)          .08% of account value                       .07% in policy years 1-15 for
                                                                                 policies with Total Sum Insured
                                                                                 at issue of less than $5 million
                                                                                 .06% in policy years 1-15 for
                                                                                 policies with Total Sum Insured
                                                                                 at issue of $5 million - $15
                                                                                 million
                                                                                 .01% in policy years 1-15 for
                                                                                 policies with Total Sum Insured
                                                                                 at issue of $15 million or more
                                                                                 .01% in policy years 16 and
                                                                                 thereafter, regardless of Total
                                                                                 Sum Insured at issue
 Maximum policy loan interest        4.75%                                       4.75%
 rate(6)


(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in policy year 25 for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk with a $500,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock representative.

(2) The second part of this charge is guaranteed not to exceed $200.

(3) For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

(4) This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

(5) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

(6) 4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.0% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.


                          Rider Charges
                                                    When Charge is
                    Charge                             Deducted
 Optional Enhanced Cash Value Rider                Upon payment
                                                   of premium
 Policy Split Option Rider                         Monthly
 Four Year Term Rider(1)
  Minimum charge                                   Monthly
  Maximum charge                                   Monthly
  Charge for representative insured persons        Monthly



                    Charge                                                   Amount Deducted
 Optional Enhanced Cash Value Rider                2% of all premiums paid in the first policy year up to the Target
                                                   Premium
 Policy Split Option Rider                         3(cent) per $1,000 of current Total Sum Insured
 Four Year Term Rider(1)
  Minimum charge                                   $0.004 per $1,000 of Term Death Benefit
  Maximum charge                                   $0.02 per $1,000 of Term Death Benefit
  Charge for representative insured persons        $0.005 per $1,000 of Term Death Benefit


(1) The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying an investment account offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.


            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
                                                                       0.50%          1.62%
 or service (12b-1) fees, and other expenses

     The next table describes the fees and expenses for each class of shares of each portfolio underlying an investment account offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. These NAV class shares commenced operations on April 29, 2005. The expense ratios shown in the table for the NAV class shares of a portfolio are estimates for the current fiscal year. In those cases where a portfolio had a Series I class of shares in operation during 2004, the NAV class estimates are based upon the expense ratios of the portfolio's Series I shares for the year ended December 31, 2004 (adjusted to reflect the absence of a Rule 12b-1 fee applicable to the NAV shares). In the case of the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, and PIMCO VIT All Asset portfolios, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2004.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)


                                        Management                            Other              Total
Portfolio                                  Fees           12b-1 Fees        Expenses        Annual Expenses
---------------------------------      ------------      ------------      ----------      ----------------
 Science & Technology ...........      1.04%A            N/A               0.07%           1.11%
 Pacific Rim ....................      0.80%             N/A               0.28%           1.08%
 Health Sciences ................      1.05%A            N/A               0.11%           1.16%
 Emerging Growth ................      0.80%             N/A               0.07%           0.87%
 Small Cap Growth ...............      1.08%             N/A               0.07%           1.15%
 Emerging Small Company .........      1.00%             N/A               0.06%           1.06%
 Small Cap ......................      0.85%             N/A               0.07%           0.92%
 Small Cap Index ................      0.49%             N/A               0.03%           0.52%
 Small Company ..................      1.05%             N/A               0.57%           1.62%C
 Dynamic Growth .................      0.95%             N/A               0.07%           1.02%
 Mid Cap Stock ..................      0.86%             N/A               0.05%           0.91%

                                                        Management                           Other              Total
Portfolio                                                  Fees          12b-1 Fees        Expenses        Annual Expenses
-------------------------------------------------      -----------      ------------      ----------      ----------------
 Natural Resources ..............................      1.01%            N/A               0.07%           1.08%
 All Cap Growth .................................      0.89%            N/A               0.06%           0.95%
 Strategic Opportunities ........................      0.80%            N/A               0.07%           0.87%
 Financial ServicesF ............................      0.88%F           N/A               0.08%           0.96%
 International Opportunities ....................      1.00%            N/A               0.20%           1.20%
 International Stock ............................      0.95%            N/A               0.16%           1.11%
 International Small Cap ........................      1.00%            N/A               0.19%           1.19%
 International Equity Index B G .................      0.55%            N/A               0.04%           0.59%
 Overseas Equity ................................      1.05%            N/A               0.09%           1.14%
 American International E .......................      0.54%            0.60%             0.08%           1.22%
 International Value ............................      0.87%D           N/A               0.15%           1.02%
 Quantitative Mid Cap ...........................      0.75%            N/A               0.09%           0.84%
 Mid Cap Index ..................................      0.49%            N/A               0.03%           0.52%
 Mid Cap Core ...................................      0.90%            N/A               0.16%           1.06%
 Global .........................................      0.85%D           N/A               0.15%           1.00%
 Capital Appreciation ...........................      0.85%            N/A               0.07%           0.92%
 American Growth E ..............................      0.35%            0.60%             0.03%           0.98%
 U.S. Global Leaders Growth .....................      0.71%            N/A               0.73%           1.44%C
 Quantitative All Cap ...........................      0.71%            N/A               0.05%           0.76%
 All Cap Core ...................................      0.80%            N/A               0.07%           0.87%
 Large Cap Growth ...............................      0.85%            N/A               0.06%           0.91%
 Total Stock Market Index .......................      0.49%            N/A               0.03%           0.52%
 Blue Chip Growth ...............................      0.82%A           N/A               0.04%           0.86%
 U.S. Large Cap .................................      0.82%            N/A               0.06%           0.88%
 Core Equity ....................................      0.85%            N/A               0.06%           0.91%
 Strategic Value ................................      0.85%            N/A               0.09%           0.94%
 Large Cap Value ................................      0.85%            N/A               0.13%           0.98%
 Classic Value ..................................      0.87%            N/A               0.56%           1.43%C
 Utilities ......................................      0.85%            N/A               0.25%           1.10%
 Real Estate Securities .........................      0.70%            N/A               0.05%           0.75%
 Small Cap Opportunities ........................      1.00%            N/A               0.08%           1.08%
 Small Cap Value ................................      1.08%            N/A               0.08%           1.16%
 Small Company Value ............................      1.04%A           N/A               0.01%           1.05%
 Special Value ..................................      1.00%            N/A               0.28%           1.28%
 Mid Value ......................................      1.01%A           N/A               0.07%           1.08%
 Mid Cap Value ..................................      0.87%            N/A               0.05%           0.92%
 Value ..........................................      0.74%            N/A               0.06%           0.80%
 All Cap Value ..................................      0.84%            N/A               0.06%           0.90%
 Growth & Income II .............................      0.68%            N/A               0.03%           0.71%
 500 Index B G ..................................      0.47%            N/A               0.30%           0.50%
 Fundamental ValueF .............................      0.84%F           N/A               0.05%           0.89%
 Growth & Income ................................      0.65%            N/A               0.04%           0.69%
 Large Cap ......................................      0.85%            N/A               0.15%           1.00%
 Quantitative Value .............................      0.70%            N/A               0.08%           0.78%
 American Growth-Income E .......................      0.29%            0.60%             0.03%           0.92%
 Equity-Income ..................................      0.81%A           N/A               0.05%           0.86%
 American Blue Chip Income and Growth E .........      0.45%            0.60%             0.05%           1.10%
 Income & Value .................................      0.79%            N/A               0.04%           0.83%
 Managed ........................................      0.73%            N/A               0.04%           0.77%

                                               Management                           Other              Total
Portfolio                                         Fees          12b-1 Fees        Expenses        Annual Expenses
----------------------------------------      -----------      ------------      ----------      ----------------
 PIMCO VIT All Asset Portfolio .........      0.20%            0.45%             0.88%           1.53%H
 Global Allocation .....................      0.85%            N/A               0.20%           1.05%
 High Yield ............................      0.68%            N/A               0.07%           0.75%
 U.S. High Yield Bond ..................      0.75%            N/A               0.21%           0.96%
 Strategic Bond ........................      0.70%            N/A               0.08%           0.78%
 Strategic Income ......................      0.73%            N/A               0.46%           1.19%
 Global Bond ...........................      0.70%            N/A               0.10%           0.80%
 Investment Quality Bond ...............      0.60%            N/A               0.09%           0.69%
 Total Return ..........................      0.70%            N/A               0.05%           0.75%
 Real Return Bond ......................      0.70%            N/A               0.07%           0.77%
 Bond Index B G ........................      0.47%            N/A               0.03%           0.50%
 Core Bond .............................      0.69%            N/A               0.21%           0.90%
 Active Bond ...........................      0.61%            N/A               0.04%           0.65%
 U.S. Government Securities ............      0.62%            N/A               0.07%           0.69%
 Short-Term Bond .......................      0.58%            N/A               0.05%           0.63%
 Money Market B G ......................      0.49%            N/A               0.04%           0.53%
 Lifestyle Aggressive 1000 .............      0.05%            N/A               1.02%           1.07%
 Lifestyle Growth 820B .................      0.05%            N/A               0.95%           1.00%
 Lifestyle Balanced 640B ...............      0.05%            N/A               0.90%           0.95%
 Lifestyle Moderate 460B ...............      0.05%            N/A               0.87%           0.92%
 Lifestyle Conservative 280B ...........      0.05%            N/A               0.79%           0.84%


A The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology, Health Sciences, the Blue Chip Growth and the Equity-Income portfolios. The waiver is based on the combined assets of these portfolios and the Small Company Value portfolio. Once these combined assets exceed specified amounts, the fee reduction is increased.

The fee reductions are applied to the advisory fees of each of the four portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the advisory fees for these portfolios would have been as follows:


  Science & Technology .........      1.01%
  Health Sciences ..............      1.02%
  Blue Chip Growth .............      0.79%
  Equity-Income ................      0.78%
  Mid Value ....................      0.98%
  Small Company Value ..........      1.01%


B Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust and the American Growth-Income Trust.

"Other Expenses" reflects the expenses of the underlying portfolios as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement.

If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:



                                            Other              Total
                                          Expenses        Annual Expenses
                                         ----------      ----------------
  Lifestyle Aggressive 1000 .......        1.01%              1.06%
  Lifestyle Growth 820 ............        0.94%              0.99%
  Lifestyle Balanced 640 ..........        0.89%              0.94%
  Lifestyle Moderate 460 ..........        0.86%              0.91%
  Lifestyle Conservative 280 ......        0.78%              0.83%


This voluntary expense reimbursement may be terminated at any time.

C For certain portfolios, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Small Company, U.S. Global Leaders Growth, and Classic Value portfolios, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2004. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:


                                                                     Total
                                          Other Expenses        Annual Expenses
                                         ----------------      ----------------
  Small Company ...................           0.49%                 1.54%
  U.S. Global Leaders Growth ......           0.50%                 1.21%
  Classic Value ...................           0.50%                 1.37%


These voluntary expense reimbursements may be terminated at any time.

D Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global and International Value portfolios, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.35% of the portfolio's average net assets. For the year ended December 31, 2004, the effective annual advisory fee for the Global and International Value portfolios was 0.80% and 0.80%, respectively. These advisory fee waivers may be rescinded at any time.

E Reflects the aggregate annual operating expenses of Series I of each portfolio and its corresponding master fund of the American Fund Insurance Series. In the case of the American Growth, American International, American Blue Income and Growth, and American Growth-Income portfolio, during the year ended December 31, 2004, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Income and Growth, and American Growth-Income portfolios) voluntarily reduced investment advisory fees to rate provided by amended agreement effective April 1, 2004. If such fee waiver had been reflected, the advisory fee would be 0.34%, 0.53%, 0.44%, 0.28% and Total Trust Annual Expenses would be 0.97%, 1.21%, 1.09%, and 091%.

F The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value portfolios to the amounts shown below. These advisory fee waivers may be terminated at any time.


                                                                   Between $50 million         Excess Over
Portfolio                                First $50 million*         and $500 million*         $500 million*
----------------------------------      --------------------      ---------------------      --------------
      Financial Services .........             0.85%                     0.80%                   0.75%
      Fundamental Value ..........             0.85%                     0.80%                   0.75%


    * as a percentage of average annual net assets.

If such advisory fee waiver were reflected, it is estimated that the advisory fees for these portfolios would have been as follows:



  Financial Services .........      0.83%
  Fundamental Value ..........      0.79%


G The Trust sells these portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Trust and the Adviser. The fees in the table reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio's "Annual Operating Expenses" does not exceed the rate noted in the table under "Total Annual Expenses." The rates noted in the table for each portfolio reflect a fee waiver (or expense reimbursement) equal to 0.25% of the portfolio's average net assets. A portfolio's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the Agreement, the Adviser's obligation to provide the expense cap with respect to a particular portfolio terminates only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

H Underlying PIMS Fund Expenses for the portfolio are estimated based upon an allocation of the portfolio's assets among the underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the underlying PIMS Funds, as well as allocation of the portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the portfolio's current fiscal year, to reduce its Advisory Fee to the extent that the underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60% PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including each recoupment, do not exceed the annual expense limit.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 5 through 7.


Your Investment Options

     The assets of each sub-account of the Account (except those invested in the American Growth, American International, American Blue Chip Income and Growth, American Growth-Income and PIMCO All Asset portfolios) are invested in the NAV shares of a corresponding investment portfolio of the John Hancock Trust (the "Trust"). The Trust is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") (formerly, Manufacturers Securities Services, LLC) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to sub-investment advisors that actually manage the portfolio assets. These sub-investment managers are the entities identified in the table below as "Portfolio Managers." Our affiliates own JHIMS LLC and, therefore, we indirectly benefit from any investment management fees JHIMS LLC retains.

     Each of the American Growth, American International, American Growth-Income and American Blue Chip Income and Growth subaccounts invests in Series I shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% Rule 12b-1 fee.

     The PIMCO VIT All Asset portfolio is a series of the PIMCO Variable Insurance Trust (the "PIMCO Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the PIMCO VIT All Asset subaccount are invested in Class M shares of the PIMCO VIT All Asset portfolio which is subject to a 0.45% Rule 12b-1 fee.The PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     In this prospectus, the Trust and the PIMCO Trust are each referred to as a "Series Fund" and are collectively referred to as the "Series Funds". In this prospectus the various series of the Series Funds are referred to as "funds" or "portfolios". In the prospectuses for the Series Funds, the series may be referred to by other terms such as "trusts" or "series".

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and amoung classes of shares within a portfolio. In a few cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisors or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides (see "Distribution of Policies" on page 40). None of these compensation payments, however, result in any charge to you in addition to what is shown in the tables on pages 10 through 13.

     The following table contains a general description of the portfolios that underlie the investment accounts we make available under the policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio, in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding investment account.



 Portfolio                    Portfolio Manager
=======================      ================================
 Science & Technology        T. Rowe Price Associates, Inc.



 Portfolio                    Investment Description
=======================      ==============================================================
 Science & Technology        Seeks long-term growth of capital by investing, under
                             normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks
                             of companies expected to benefit from the development,
                             advancement, and use of science and technology. Current
                             income is incidental to the portfolio's objective.

 Portfolio                      Portfolio Manager
=========================      =================================
 Pacific Rim                   MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences                T. Rowe Price Associates, Inc.
 Emerging Growth               MFC Global Investment
                               Management (U.S.A.) Limited
 Small Cap Growth               Wellington Management Company,
                               LLP
 Emerging Small Company        Franklin Advisers, Inc.
 Small Cap                      Independence Investment LLC
 Small Cap Index               MFC Global Investment
                               Management (U.S.A.) Limited
 Small Company                  American Century Investment
                               Management, Inc.
 Dynamic Growth                Deutsche Asset Management Inc.
 Mid Cap Stock                  Wellington Management Company,
                               LLP
 Natural Resources             Wellington Management Company,
                               LLP



 Portfolio                      Investment Description
=========================      ===============================================================
 Pacific Rim                   Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences                Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences (collectively
                               termed "health sciences").
 Emerging Growth               Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Small Cap Growth               Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in small-cap
                               companies that are believed to offer above average potential for growth in revenues and earnings.
 Emerging Small Company        Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stock equity securities of companies with market
                               capitalizations that approximately match the range of
                               capitalization of the Russell 2000 Growth Index* ("small
                               cap stocks") at the time of purchase.
 Small Cap                      Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index               Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.
 Small Company                  Seeks long-term capital growth by investing, under normal
                               market conditions, primarily in equity securities of smaller-
                               capitalization U.S. companies. The subadviser uses
                               quantitative, computer-driven models to construct the
                               portfolio of stocks for the Small Company Trust.
 Dynamic Growth                Seeks long-term growth of capital by investing in stocks
                               and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                  Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                               capital appreciation potential.
 Natural Resources             Seeks long-term total return by investing, under normal
                               market conditions, primarily in equity and equity-related
                               securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      =====================================
 All Cap Growth                      AIM Capital Management, Inc.
 Strategic Opportunities              Fidelity Management & Research
                                     Company
 Financial Services                  Davis Advisors
 International Opportunities          Marisco Capital Management, LLC
 International Stock                 Deutsche Asset Management
                                     Investment Services Ltd.
 International Small Cap              Templeton Investment Counsel, Inc.
 International Equity Index B        SSgA Funds Management, Inc.
 Overseas Equity                      Capital Guardian Trust Company
 American International              Capital Research Management
                                     Company



 Portfolio                            Investment Description
===============================      ==================================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Strategic Opportunities              Seeks growth of capital by investing primarily in common
                                     stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a
                                     combination of both.
 Financial Services                  Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services. A company is "principally engaged" in financial
                                     services if it owns financial services-related assets
                                     constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
 International Opportunities          Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Stock                 Seeks long-term growth of capital by investing in stocks
                                     and other securities with equity characteristics of
                                     companies located in the developed countries that make up
                                     the MSCI EAFE Index.
 International Small Cap              Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S. which
                                     have total stock market capitalization or annual revenues of
                                     $1.5 billion or less ("small company securities").
 International Equity Index B        Seeks to track the performance of a broad-based equity
                                     index of foreign companies primarily in developed
                                     countries and, to a lesser extent, in emerging market
                                     countries by investing, under normal market conditions, at least 80% of its assets in securities listed in the Morgan
                                     Stanley Capital International All Country World Excluding
                                     U.S. Index.
 Overseas Equity                      Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its assets in
                                     equity securities of companies outside the U.S. in a
                                     diversified mix of large established and medium-sized
                                     foreign companies located primarily in developed countries and, to a lesser extent, in emerging markets.
 American International              Invests all of its assets in Class 2 shares of the International
                                     Fund, a series of American Fund Insurance Series. The
                                     International Fund invests primarily in common stocks of
                                     companies located outside the United States.

 Portfolio                          Portfolio Manager
=============================      ====================================
 International Value               Templeton Investment Counsel, Inc.
 Quantitative Mid Cap               MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Index                     MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Core                       AIM Capital Management, Inc.
 Global                            Templeton Global Advisors Limited
 Capital Appreciation               Jennison Associates LLC
 American Growth                   Capital Research Management
                                   Company
 U.S. Global Leaders Growth         Sustainable Growth Advisers, L.P.
 Quantitative All Cap              MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                       Deutsche Asset Management Inc.
 Large Cap Growth                  Fidelity Management & Research
                                   Company
 Total Stock Market Index           MFC Global Investment
                                   Management (U.S.A.) Limited



 Portfolio                          Investment Description
=============================      ================================================================
 International Value               Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                   markets.
 Quantitative Mid Cap               Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its total assets
                                   (plus any borrowings for investment purposes) in U.S. mid-
                                   cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                     Seeks to approximate the aggregate total return of a mid
                                   cap U.S. domestic equity market index by attempting to
                                   track the performance of the S&P Mid Cap 400 Index*.
 Mid Cap Core                       Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including
                                   convertible securities, of mid-capitalization companies.
 Global                            Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation               Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                   Invests all of its assets in Class 2 shares of the Growth
                                   Fund, a series of American Fund Insurance Series. The
                                   Growth Fund invests primarily in common stocks of
                                   companies that appear to offer superior opportunities for
                                   growth of capital.
 U.S. Global Leaders Growth         Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders."
 Quantitative All Cap              Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                       Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within
                                   the Russell 3000 Index.
 Large Cap Growth                  Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies with large market capitalizations.
 Total Stock Market Index           Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Wilshire 5000 Equity Index*.

 Portfolio                       Portfolio Manager
==========================      ===================================
 Blue Chip Growth               T. Rowe Price Associates, Inc.
 U.S. Large Cap                  Capital Guardian Trust Company
 Core Equity                    Legg Mason Funds Management,
                                Inc.
 Strategic Value                 Massachusetts Financial Services
                                Company
 Large Cap Value                Mercury Advisors
 Classic Value                   Pzena Investment Management,
                                LLC
 Utilities                      Massachusetts Financial Services
                                Company
 Real Estate Securities          Deutsche Asset Management Inc.
 Small Cap Opportunities        Munder Capital Management
 Small Cap Value                 Wellington Management Company,
                                LLP



 Portfolio                       Investment Description
==========================      ===============================================================
 Blue Chip Growth               Seeks to achieve long-term growth of capital (current
                                income is a secondary objective) by investing, under
                                normal market conditions, at least 80% of the portfolio's
                                total assets in the common stocks of large and medium-
                                sized blue chip growth companies. Many of the stocks in
                                the portfolio are expected to pay dividends.
 U.S. Large Cap                  Seeks long-term growth of capital and income by investing
                                the portfolio's assets, under normal market conditions,
                                primarily in equity and equity-related securities of
                                companies with market capitalization greater than $500
                                million.
 Core Equity                    Seeks long-term capital growth by investing, under normal
                                market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                The subadviser Seeks to purchase securities at large
                                discounts to the subadviser's assessment of their intrinsic value.
 Strategic Value                 Seeks capital appreciation by investing, under normal
                                market conditions, at least 65% of its net assets in common stocks and related securities of companies which the
                                subadviser believes are undervalued in the market relative to their long term potential.
 Large Cap Value                Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large cap companies located in the U.S.
 Classic Value                   Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                      Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities          Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                companies.
 Small Cap Opportunities        Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.
 Small Cap Value                 Seeks long-term capital appreciation by investing, under
                                normal market conditions, at least 80% of its assets in
                                small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                appreciation.

 Portfolio                   Portfolio Manager
======================      =================================
 Small Company Value        T. Rowe Price Associates, Inc.
 Special Value               Salomon Brothers Asset
                            Management Inc
 Mid Value                  T. Rowe Price Associates, Inc.
 Mid Cap Value               Lord, Abbett & Co
 Value                      Van Kampen
 All Cap Value               Lord, Abbett & Co
 Growth & Income II         Independence Investment LLC
 500 Index B                 MFC Global Investment
                            Management (U.S.A.) Limited
 Fundamental Value          Davis Advisors
 Growth & Income             Wellington Management Company,
                            LLP



 Portfolio                   Investment Description
======================      ===============================================================
 Small Company Value        Seeks long-term growth of capital by investing, under
                            normal market conditions, primarily in small companies
                            whose common stocks are believed to be undervalued.
                            Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                            investment purposes) in companies with a market
                            capitalization that do not exceed the maximum market
                            capitalization of any security in the Russell 2000 Index* at the time of purchase.
 Special Value               Seeks long-term capital growth by investing, under normal
                            circumstances, at least 80% of its net assets in common
                            stocks and other equity securities of companies whose
                            market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell
                            2000 Value Index.
 Mid Value                  Seeks long-term capital appreciation by investing, under
                            normal market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that are
                            believed to be undervalued by various measures and offer
                            good prospects for capital appreciation.
 Mid Cap Value               Seeks capital appreciation by investing, under normal
                            market conditions, at least 80% of the portfolio's net assets
                            (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500
                            million to $10 billion.
 Value                      Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                            with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.
 All Cap Value               Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                            ranges that the subadviser believes are undervalued.
 Growth & Income II         Seeks income and long-term capital appreciation by
                            investing, under normal market conditions, primarily in a
                            diversified mix of common stocks of large U.S. companies.
 500 Index B                 Seeks to approximate the aggregate total return of a broad
                            U.S. domestic equity market index investing, under normal
                            market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common
                            stocks that are included in the S & P 500 Index and (b)
                            securities (which may or may not be included in the S & P
                            500 Index) that MFC Global (U.S.A.) believes as a group
                            will behave in a manner similar to the index.
 Fundamental Value          Seeks growth of capital by investing, under normal market
                            conditions, primarily in common stocks of U.S. companies
                            with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.
 Growth & Income             Seeks long-term growth of capital and income, consistent
                            with prudent investment risk, by investing primarily in a
                            diversified portfolio of common stocks of U.S.
                            issuers which the subadviser believes are of high quality.

 Portfolio                              Portfolio Manager
=================================      =================================
 Large Cap                             UBS Global Asset Management
 Quantitative Value                     MFC Global Investment
                                       Management (U.S.A.) Limited
 American Growth -Income               Capital Research Management
                                       Company
 Equity-Income                          T. Rowe Price Associates, Inc.
 American Blue Chip Income             Capital Research Management
 and Growth                            Company
 Income & Value                         Capital Guardian Trust Company
 Managed                               Independence Investment LLC
                                       Capital Guardian Trust Company
                                       Declaration Management &
                                       Research LLC
 PIMCO VIT All Asset (only              Pacific Investment Management
 Class M is available for sale)        Company
 Global Allocation                     UBS Global Asset Management
 High Yield                             Salomon Brothers Asset
                                       Management Inc
 U.S. High Yield Bond                  Wells Fargo Fund Management,
                                       LLC



 Portfolio                              Investment Description
=================================      ===============================================================
 Large Cap                             Seeks to maximize total return, consisting of capital
                                       appreciation and current income by investing, under normal circumstances, at least 80% of its net assets (plus
                                       borrowings for investment purposes, if any) in equity
                                       securities of U.S. large capitalization companies.
 Quantitative Value                     Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
 American Growth -Income               Invests all of its assets in Class 2 shares of the Growth-
                                       Income Fund, a series of American Fund Insurance Series.
                                       The Growth-Income Fund invests primarily in common
                                       stocks or other securities which demonstrate the potential for appreciation and/or dividends.
 Equity-Income                          Seeks to provide substantial dividend income and also long-
                                       term capital appreciation by investing primarily in
                                       dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                       dividends and capital appreciation.
 American Blue Chip Income             Invests all of its assets in Class 2 shares of the Blue Chip
 and Growth                            Income and Growth Fund, a series of American Fund
                                       Insurance Series. The Blue Chip Income and Growth Fund
                                       invests primarily in common stocks of larger, more
                                       established companies based in the U.S. with market
                                       capitalizations of $4 billion and above.
 Income & Value                         Seeks the balanced accomplishment of (a) conservation of
                                       principal and (b) long-term growth of capital and income
                                       by investing the portfolio's assets in both equity and fixed-
                                       income securities. The subadviser has full discretion to
                                       determine the allocation between equity and fixed income
                                       securities.
 Managed                               Seeks income and long-term capital appreciation by
                                       investing primarily in a diversified mix of: (a) common
                                       stocks of large and mid sized U.S. companies, and (b)
                                       bonds with an overall intermediate term average maturity.
 PIMCO VIT All Asset (only              Invests primarily in a diversified mix of: (a) common
 Class M is available for sale)        stocks of large and mid sized U.S. companies, and (b)
                                       bonds with an overall intermediate term average maturity.
 Global Allocation                     Seeks total return, consisting of long-term capital
                                       appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                       outside the U.S.
 High Yield                             Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities,
                                       including corporate bonds and other fixed-income
                                       securities.
 U.S. High Yield Bond                  Seeks total return with a high level of current income by
                                       investing, under normal market conditions, primarily in
                                       below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                       preferred and other convertible securities and bank loans.

 Portfolio                       Portfolio Manager
==========================      =================================
 Strategic Bond                 Salomon Brothers Asset
                                Management Inc
 Strategic Income                John Hancock Advisers, LLC
 Global Bond                    Pacific Investment Management
                                Company
 Investment Quality Bond         Wellington Management Company,
                                LLP
 Total Return                   Pacific Investment Management
                                Company
 Real Return Bond                Pacific Investment Management
                                Company
 Bond Index B                   Declaration Management &
                                Research
 Core Bond                       Wells Fargo Fund Management,
                                LLC



 Portfolio                       Investment Description
==========================      ===============================================================
 Strategic Bond                 Seeks a high level of total return consistent with
                                preservation of capital by giving its subadviser broad
                                discretion to deploy the portfolio's assets among certain
                                segments of the fixed income market as the subadviser
                                believes will best contribute to achievement of the
                                portfolio's investment objective.
 Strategic Income                Seeks a high level of current income by investing, under
                                normal market conditions, primarily in foreign government
                                and corporate debt securities from developed and emerging
                                markets; U.S. Government and agency securities; and U.S.
                                high yield bonds.
 Global Bond                    Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment management
                                by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S.
                                dollar.
 Investment Quality Bond         Seeks a high level of current income consistent with the
                                maintenance of principal and liquidity, by investing in a
                                diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S.
                                Government bonds with intermediate to longer term
                                maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.
 Total Return                   Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment management
                                by investing, under normal market conditions, at least 65%
                                of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average
                                portfolio duration will normally vary within a three- to six-
                                year time frame based on the subadviser's forecast for
                                interest rates.
 Real Return Bond                Seeks maximum return, consistent with preservation of
                                capital and prudent investment management by investing,
                                under normal market conditions, at least 80% of its net
                                assets in inflation-indexed bonds of varying maturities
                                issued by the U.S. and non-U.S. governments and by
                                corporations.
 Bond Index B                   Seeks to track the performance of the Lehman Brothers
                                Aggregate Index (which represents the U.S. investment
                                grade bond market) by investing, under normal market
                                conditions, at least 80% of its assets in securities listed in the Lehman Index.
 Core Bond                       Seeks total return consisting of income and capital
                                appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities. The
                                subadviser invests in debt securities that the subadviser
                                believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate
                                sensitivity. From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are
                                comparable to investment-grade debt securities. Under
                                normal circumstances, the subadviser expects to maintain
                                an overall effective duration range between 4 and 5 1/2
                                years.

 Portfolio                          Portfolio Manager
=============================      ================================
 Active Bond                       Declaration Management &
                                   Research LLC John Hancock
                                   Advisers, LLC
 U.S. Government Securities         Salomon Brothers Asset
                                   Management Inc
 Short-Term Bond                   Declaration Management &
                                   Research LLC
 Money Market B                     MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Aggressive 1000         MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.
 Lifestyle Growth 820               MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.
 Lifestyle Balanced 640            MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.
 Lifestyle Moderate 460             MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.
 Lifestyle Conservative 280        MFC Global Investment
                                   Management (U.S.A.) Limited
                                   Deutsche Asset Management Inc.



 Portfolio                          Investment Description
=============================      ==============================================================
 Active Bond                       Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities         Seeks a high level of current income consistent with
                                   preservation of capital and maintenance of liquidity, by
                                   investing in debt obligations and mortgage-backed
                                   securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such
                                   securities.
 Short-Term Bond                   Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 Money Market B                     Seeks to obtain maximum current income consistent with
                                   preservation of principal and liquidity by investing in high quality, U.S. Dollar denominated money market
                                   instruments.
 Lifestyle Aggressive 1000         Seeks to provide long-term growth of capital (current
                                   income is not a consideration) by investing 100% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   ("Underlying Portfolios") which invest primarily in equity securities.
 Lifestyle Growth 820               Seeks to provide long-term growth of capital with
                                   consideration also given to current income by investing
                                   approximately 20% of the Lifestyle Trust's assets in
                                   Underlying Portfolios which invest primarily in fixed
                                   income securities and approximately 80% of its assets in
                                   Underlying Portfolios which invest primarily in equity
                                   securities.
 Lifestyle Balanced 640            Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                   Lifestyle Trust's assets in Underlying Portfolios which
                                   invest primarily in fixed income securities and
                                   approximately 60% of its assets in Underlying Portfolios
                                   which invest primarily in equity securities.
 Lifestyle Moderate 460             Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                   Lifestyle Trust's assets in Underlying Portfolios which
                                   invest primarily in fixed income securities and
                                   approximately 40% of its assets in Underlying Portfolios
                                   which invest primarily in equity securities.
 Lifestyle Conservative 280        Seeks to provide a high level of current income with some
                                   consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in
                                   Underlying Portfolios which invest primarily in fixed
                                   income securities and approximately 20% of its assets in
                                   Underlying Portfolios which invest primarily in equity
                                   securities.


*"Standard & Poor's (Reg. TM)," "S&P 500 (Reg. TM)," "Standard and Poor's 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 2000 (Reg. TM) Growth" and "Russell 3000 (Reg. TM)" are trademarks of Frank Russell Company. "Wilshire 5000 (Reg. TM)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE (Reg. TM)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

     You bear the investment risk of any portfolio you choose as an investment option for your contract. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a sub-account.

     If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the New York Superintendent of Insurance and the SEC (to the extent required by the 1940 Act).

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Time).

     We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the contracts. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for contract owners) in proportion to the instructions so received.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.


Description of John Hancock

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2004, our assets were approximately $100 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.


Description of John Hancock Variable Life Account UV

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


The Fixed Investment Option

     Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option - the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.


Premiums


Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums - annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are "due" are referred to as "modal processing dates". The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 26).


Minimum premium payments

     Each premium payment must be at least $100.


Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 41. Also, we may refuse to accept any amount of an additional premium if:

     o that amount of premium would increase our insurance risk exposure, and

   o the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.


Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     o by wire or by exchange from another insurance company,

   o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     o if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.


Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     o The tax problem resolves itself prior to the date the refund is to be made; or

   o The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.


Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.


Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "The Death Benefit" below). The feature guarantees that your Basic Sum Insured will not lapse, regardless of adverse investment performance, if both of the following are true:

   o any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "The Death Benefit" below), and

   o on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. The term monthly deduction date is defined on page 37. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "The Death Benefit" below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "The Death Benefit" below).

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The Death Benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

   o Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

   o Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.


Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

   o First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     o We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.


Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.


Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 41).


The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. The guideline premium and cash value corridor test cannot be elected if Option M is chosen as the death benefit option. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

     As noted above, you have to elect which test will be applied if you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 41). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.



When the younger insured person reaches 100

     If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

   o We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

   o The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.


Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below.


Requesting a decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured, but only if:

     o the remaining Total Sum Insured will be at least $250,000, and

   o the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.


Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.


Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

     o Total Sum Insured decreases

     o Additional Sum Insured increases

   o Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" above)


Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 41 to learn about possible tax consequences of changing your insurance coverage under the policy.


Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.


Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     o Option 1 - Proceeds left with us to accumulate with interest

     o Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     o Option 2B - Equal monthly payments for a specified period of time

     o Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     o Option 4 - Equal monthly payments for life with no refund

     o Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.


Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.


The Account Value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 33. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 33.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 34. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.


Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.


Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.


Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern Time) to the close of that business day (usually 4:00 p.m. Eastern Time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

     o You can only make such a transfer once in each policy year.

   o Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

   o The most you can transfer at any one time is the greater of (i) $500,
    (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.


Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

     The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 800-521-1234.

Surrender and Partial Withdrawals


Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.


Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 33). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "The Death Benefit" on page 27) and under the guaranteed minimum death benefit feature (see page 26). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 26. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.


Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and Reinstatement".) The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

     The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in the policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.


Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

   o The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

   o The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.


Effects of policy loans

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 41).


Description of Charges at the Policy Level


Deductions from premium payments

   o Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.


   o DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

   o Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

   o Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

   o Optional enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.


Deductions from account value

   o Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2(cent) per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

   o Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3(cent) per $1,000 of Total Sum Insured at issue (currently 1(cent) per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

   o Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person`s attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

   o Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk

   o Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentage is .0083%, regardless of the Total Sum Insured at issue. (That monthly percentage equates to an effective annual percentage of .10%.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

   o Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1(cent) per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3(cent) per $1,000 of Basic Sum Insured at issue.


   o Optional benefits charge - Monthly charges for optional insurance benefits (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add" on page 35.

   o Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.


Additional information about how certain policy charges work


Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.


Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 41.)

Method of deduction

     We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.


Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.


Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.


Description of Charges at the Fund Level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 10 through 13) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.25% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


Other Policy Benefits, Rights and Limitations


Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value.

We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

   o Policy split option rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

   o Optional enhanced cash value rider - If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 33. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

   o Four year term rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.


Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 35. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.


Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.


Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the at issue, and the policy options you have selected.


Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     o The policy is delivered to and received by the applicant.

     o The Minimum Initial Premium is received by us.

     o Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.


Backdating

     In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.


Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.


Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.


Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     o Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     o Combining or removing investment options

     o Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.


The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     o Determine when and how much you invest in the various investment options

     o Borrow or withdraw amounts you have in the investment options

     o Change the beneficiary who will receive the death benefit

     o Change the amount of insurance

     o Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     o Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.


Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     o John Hancock at one of the addresses shown on the back cover of this prospectus, or

     o the John Hancock representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock prior to that date. The date of cancellation will be the date of such mailing or delivery.


Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.


Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.


When we pay policy proceeds


General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.


Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.


Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.


Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.


How you communicate with us


General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     o surrenders or partial withdrawals

     o change of death benefit option

     o increase or decrease in Total Sum Insured

     o change of beneficiary

     o election of payment option for policy proceeds

     o tax withholding elections

     o election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     o loans

     o transfers of account value among investment options

     o change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 800-521-1234 or by faxing us at 617-572-4702. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.


Distribution of Policies

     Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus and of a number of other life insurance products we and our affiliates offer.

     Signator's principal address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of Signator or broker-dealers that have entered into selling agreements with Signator. These broker-dealers may include our affiliate Essex National Securities, Inc.

     John Hancock pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Description of Charges at the Policy Level" on page 33.)

     A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.


Standard Compensation

     The compensation Signator may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 110.75% of the target premium paid in the first policy year, 10% of the target premium paid in years 2-4, and 3% payable in years 5 and after, not including riders. Compensation on any premium paid in excess of target premium in any year will not exceed 4%. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

Additional Compensation and Revenue Sharing

     To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, Signator and is affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

     These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Differential Compensation

     Compensation negotiated and paid by John Hancock pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.


Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.


General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.


Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.


Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, some questions remain unresolved as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment contract", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment contract" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment contract. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment contract.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment will itself also be a modified endowment contract. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.


Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.


Financial Statements Reference

     The financial statements of John Hancock and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.


Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.


Independent Registered Public Accounting Firm

     Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited the consolidated financial statements and schedules of John Hancock at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of the Account at December 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.


Key Word or Phrase                                                  Page

Account UV..................................................................24
account value................................................................5
Additional Sum Insured......................................................27
asset-based risk charge.....................................................34
attained age................................................................34
Basic Sum Insured...........................................................27
beneficiary.................................................................29
business day................................................................23
changing Option A or B......................................................29
changing the Total Sum Insured..............................................28
charges.....................................................................33
Code........................................................................41
cost of insurance...........................................................33
date of issue...............................................................37
death benefit...............................................................27
deductions..................................................................33
dollar cost averaging.......................................................31
expenses of the Series Funds................................................35
fixed investment option.....................................................24
full surrender..............................................................32
grace period................................................................26
guaranteed minimum death benefit feature....................................26
Guaranteed Minimum Death Benefit Premium....................................26
insurance charge............................................................33
insured person...............................................................5
investment option............................................................1
John Hancock................................................................23
lapse.......................................................................26
loan........................................................................32
loan interest...............................................................32
market timing...............................................................30

maximum premium payments....................................................25
Minimum Initial Premium.....................................................36
minimum premiums............................................................25
modified endowment contract.................................................43 monthly deduction date......................................................37
Option A....................................................................27
Option B....................................................................27
optional benefits charge....................................................34 owner.......................................................................37
partial withdrawal..........................................................32
partial withdrawal charge...................................................34 payment options.............................................................29
Planned Premium.............................................................24
policy anniversary..........................................................37
policy year.................................................................37
premium; premium payment.....................................................5
prospectus...................................................................2
receive; receipt............................................................39
reinstate; reinstatement....................................................26
Servicing Office....................................................Back Cover
special loan account........................................................32
surrender...................................................................32
surrender value.............................................................32
tax considerations..........................................................41
telephone transactions......................................................40
Total Sum Insured...........................................................27
transfers of account value..................................................30 we; us......................................................................23
withdrawal..................................................................32
withdrawal charge...........................................................34
you; your...................................................................37

     In addition to this prospectus, John Hancock has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about John Hancock and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.


         JOHN HANCOCK SERVICING OFFICE
    Express Delivery            Mail Delivery
   Specialty Products            PO Box 111
  197 Clarendon Street        Boston, MA 02117
    Boston, MA 02117
         Phone:                     Fax:
      800-521-1234              617-572-4702

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.












Investment Company Act File No. 811-7766

                      Statement of Additional Information

                               dated May 1, 2005

                               for interests in

             John Hancock Variable Life Account UV ("Registrant")

                      Interests are made available under

                        VARIABLE ESTATE PROTECTION PLUS

   a flexible premium variable universal life survivorship insurance policy issued by

             JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")

                        ("JOHN HANCOCK" or "Depositor")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a John Hancock representative or by contacting the John Hancock Servicing Office at the telephone number or address shown on the back cover of this SAI.

                               TABLE OF CONTENTS


       Contents of this SAI                             Beginning on page

       Description of the Depositor....................
                                                               2

       Description of the Registrant...................
                                                               2

       Services Provided by John Hancock and Affiliates
                                                               2

       Other Service Providers.........................
                                                               2

       Principal Underwriter and Distributor...........
                                                               3

       Financial Statements of Registrant and Depositor
                                                               F-1

Description of the Depositor

   Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is John Hancock Life Insurance Company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock is authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2004, John Hancock's assets were approximately $100 billion.

   John Hancock is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. John Hancock is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. John Hancock is required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which John Hancock is subject, however, does not provide a guarantee as to such matters.

Description of the Registrant

   Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account UV (the "Account"), a separate account established by John Hancock under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock.

   The Account's assets are John Hancock's property. Each policy provides that amounts John Hancock holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against John Hancock.

   New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services Provided by John Hancock and Affliates

   The administration of all policies issued by John Hancock and of all registered separate accounts organized by John Hancock is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither John Hancock nor the separate accounts are assessed any charges for such services.

Other Service Providers

   Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts 02110.

   Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited the financial statements of the Registrant and Depositor at December 31, 2004 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Principal Underwriter/Distributor

   Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus. Signator acts as the principal distributor of a number of other life insurance products we and our affiliates offer.

   Signator's principal address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale by individuals who are licensed as insurance agents and who are registered representatives of Signator or broker-dealers that have entered into selling agreements with Signator. These broker-dealers may include our affiliate Essex National Securities, Inc.

   The aggregate dollar amount of underwriting commissions paid to Signator in 2004, 2003 and 2002 was $92,498,645, $75,022,689, and $116,078,895,
respectively. Signator did not retain any of these amounts during such periods.

   John Hancock pays compensation to broker-dealers for the promotion and sale of the policies. The compensation Signator may pay to broker-dealers may vary depending on the selling agreement, butcompensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 110.75% of the target premium paid in the first policy year, 10% of the target premium paid in years 2-4, and 3% payable in years 5 and after, not including riders. Compensation on any premium paid in excess of target premium in any year will not exceed 4%. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

   The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy.

   Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  . Fixed dollar payments: The amount of these payments varies widely. Signator may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. Signator may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

  . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. Signator makes these payments on a periodic basis.

  . Payments based upon "assets under management." These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. Signator makes these payments on a periodic basis.

   Signator Investors, Inc. and Essex National Securities, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies. Certain unaffiliated financial institutions such as banks may also receive compensation in connection with the sale of our policies sold by registered representatives of Essex National Securities, Inc. on bank premises.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheet of John Hancock Life Insurance Company as of December 31, 2004, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the period April 29, 2004 through December 31, 2004. We have also audited the consolidated balance sheet as of December 31, 2003 and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002. Our audits also include the financial statement schedules listed in the Index at Item 15 (a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2004, and the consolidated results of their operations and their cash flows for the period April 29, 2004 through December 31, 2004, and the consolidated financial position of the predecessor company at December 31, 2003 and the consolidated results of its operations and its cash flows for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts. In 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts.

                                                         /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
February 28, 2005

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                                               Predecessor
                                                                                    Company      Company
                                                                                  ------------ ------------
                                                                                  December 31, December 31,
                                                                                      2004         2003
                                                                                  ------------ ------------
                                                                                        (in millions)
Assets
Investments
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value: 2003 -- $1,512.8)............  $      --    $ 1,488.7
 Available-for-sale -- at fair value (cost: 2004 -- $47,037.2; 2003 -- $43,907.7)   47,863.2     46,482.1
Equity securities:
 Available-for-sale -- at fair value (cost: 2004 -- $321.5; 2003 -- $249.9)......      330.5        333.1
 Trading securities -- at fair value (cost: 2004 -- $4.2; 2003 -- $0.1)..........        4.2          0.6
 Mortgage loans on real estate...................................................   11,792.6     10,871.1
Real estate......................................................................      277.2        123.8
Policy loans.....................................................................    2,012.0      2,019.2
Short-term investments...........................................................        0.2         31.5
Other invested assets............................................................    3,359.3      2,912.2
                                                                                   ---------    ---------
 Total Investments...............................................................   65,639.2     64,262.3
Cash and cash equivalents........................................................    1,073.3      2,626.9
Accrued investment income........................................................      683.0        700.5
Premiums and accounts receivable.................................................       67.2        104.1
Goodwill.........................................................................    3,031.7        108.6
Value of business acquired.......................................................    2,700.3        168.5
Deferred policy acquisition costs................................................      181.4      3,420.7
Intangible assets................................................................    1,348.5          6.3
Reinsurance recoverable..........................................................    3,345.5      2,677.3
Other assets.....................................................................    2,937.6      2,886.3
Separate account assets..........................................................   18,753.0     19,369.6
                                                                                   ---------    ---------
 Total Assets....................................................................  $99,760.7    $96,331.1
                                                                                   =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                     Predecessor
                                                          Company      Company
                                                        ------------ ------------
                                                        December 31, December 31,
                                                            2004         2003
                                                        ------------ ------------
                                                              (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits.................................  $42,962.8    $38,451.0
Policyholders' funds...................................   19,385.8     21,693.5
Consumer notes.........................................    2,379.1      1,550.4
Unearned revenue.......................................       43.3        406.9
Unpaid claims and claim expense reserves...............      187.8        166.5
Dividends payable to policyholders.....................      441.3        440.0
Short-term debt........................................      137.7        104.0
Long-term debt.........................................      577.6        609.4
Income taxes...........................................        5.9      1,534.1
Other liabilities......................................    4,588.2      4,417.7
Separate account liabilities...........................   18,753.0     19,369.6
                                                         ---------    ---------
  Total Liabilities....................................   89,462.5     88,743.1
Minority interest......................................        5.1          5.1
Commitments, guarantees and contingencies
Shareholder's Equity
Common stock, $10,000 par value; 1,000 shares
  authorized and outstanding...........................       10.0         10.0
Additional paid in capital.............................    9,467.0      4,763.2
Retained earnings......................................      172.7      1,332.1
Accumulated other comprehensive income.................      643.4      1,477.6
  Total Shareholder's Equity...........................   10,293.1      7,582.9
                                                         ---------    ---------
  Total Liabilities and Shareholder's Equity...........  $99,760.7    $96,331.1
                                                         =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                           Company             Predecessor Company
                                                                         ------------ -------------------------------------
                                                                         Period from  Period from
                                                                          April 29,    January 1,
                                                                         2004 through 2004 through  Year Ended   Year Ended
                                                                         December 31,  April 28,   December 31, December 31,
                                                                             2004         2004         2003         2002
                                                                         ------------ ------------ ------------ ------------
                                                                                            (in millions)
Revenues
Premiums................................................................   $1,352.0     $  628.0     $2,039.4     $1,984.2
Universal life and investment-type product charges......................      426.8        230.7        639.2        606.0
Net investment income...................................................    2,132.1      1,284.7      3,799.4      3,581.0
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders and the policyholder dividend
  obligation (($14.0), ($31.3), $55.8 and $74.1, respectively)..........      (30.0)       101.0         58.2       (450.5)
Investment management revenues, commissions and other fees..............      356.6        180.7        500.0        530.6
Other revenue...........................................................      172.1         88.3        269.9        241.5
                                                                           --------     --------     --------     --------
 Total revenues.........................................................    4,409.6      2,513.4      7,306.1      6,492.8
Benefits and expenses
Benefits to policyholders, excluding amounts related to net realized investment and other gains (losses) credited to participating pension
  Contractholders and the policyholder dividend obligation (($26.8),
  ($42.2), $61.9 and $35.2, respectively)...............................    2,321.7      1,277.1      3,849.2      3,805.2
Other operating costs and expenses......................................    1,130.8        483.2      1,395.9      1,247.4
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment and other gains (losses) $12.8,
  $10.9, ($6.1) and $38.9, respectively)................................      151.7        121.8        308.4        316.5
Dividends to policyholders..............................................      316.9        157.1        537.8        556.2
                                                                           --------     --------     --------     --------
 Total benefits and expenses............................................    3,921.1      2,039.2      6,091.3      5,925.3
                                                                           --------     --------     --------     --------
Income before income taxes and cumulative effect of accounting
  changes...............................................................      488.5        474.2      1,214.8        567.5
Income taxes............................................................      115.8        141.6        345.3        108.6
                                                                           --------     --------     --------     --------
Income before cumulative effect of accounting changes...................      372.7        332.6        869.5        458.9
Cumulative effect of accounting changes, net of income tax..............         --         (3.3)      (279.0)          --
                                                                           --------     --------     --------     --------
Net income..............................................................   $  372.7     $  329.3     $  590.5     $  458.9
                                                                           ========     ========     ========     ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                        EQUITY AND COMPREHENSIVE INCOME

                                                                      Accumulated
                                                Additional               Other         Total
                                         Common  Paid In   Retained  Comprehensive Shareholder's Outstanding
                                         Stock   Capital   Earnings  Income (Loss)    Equity       Shares
                                         ------ ---------- --------  ------------- ------------- -----------
                                                  (in millions, except for outstanding share data)
Predecessor Company
Balance at January 1, 2002.............. $10.0   $4,763.4  $  608.2    $  225.6      $5,607.2       1,000
Demutualization transaction.............             (0.2)                               (0.2)
Comprehensive income:
 Net income.............................                      458.9                     458.9
Other comprehensive income, net of tax:
 Net unrealized investment losses.......                                   65.7          65.7
 Minimum pension liability..............                                  (24.4)        (24.4)
 Cash flow hedges.......................                                  175.3         175.3
                                                                                     --------
Comprehensive income....................                                                675.5
Dividend paid to parent company.........                     (111.0)                   (111.0)
                                         -----   --------  --------    --------      --------       -----
Balance at December 31, 2002............ $10.0   $4,763.2  $  956.1    $  442.2      $6,171.5       1,000
                                         =====   ========  ========    ========      ========       =====
Comprehensive income:
 Net income.............................                      590.5                     590.5
Other comprehensive income, net of tax:
 Net unrealized investment gains........                                  919.7         919.7
 Foreign currency translation adjustment                                   (0.1)         (0.1)
 Minimum pension liability..............                                  (15.8)        (15.8)
 Cash flow hedges.......................                                   31.7          31.7
                                                                                     --------
Comprehensive income....................                                              1,526.0
Dividends paid to parent company........                     (214.5)                   (214.5)
Change in accounting principle..........                                   99.9          99.9
                                         -----   --------  --------    --------      --------       -----
Balance at December 31, 2003............ $10.0   $4,763.2  $1,332.1    $1,477.6      $7,582.9       1,000
                                         =====   ========  ========    ========      ========       =====
Comprehensive income:
 Net income.............................                      329.3                     329.3
Other comprehensive income, net of tax:
 Net unrealized investment gains........                                  (28.6)        (28.6)
 Foreign currency translation adjustment                                   (0.3)         (0.3)
 Minimum pension liability..............                                    0.6           0.6
 Cash flow hedges.......................                                  (37.3)        (37.3)
                                                                                     --------
Comprehensive income....................                                                263.7
                                         -----   --------  --------    --------      --------       -----
Balance at April 28, 2004............... $10.0   $4,763.2  $1,661.4    $1,412.0      $7,846.6       1,000
                                         =====   ========  ========    ========      ========       =====

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                EQUITY AND COMPREHENSIVE INCOME -- (CONTINUED)

                                                                              Accumulated
                                                       Additional                Other         Total
                                               Common   Paid In    Retained  Comprehensive Shareholder's Outstanding
                                               Stock    Capital    Earnings  Income (Loss)    Equity       Shares
                                               ------  ---------- ---------  ------------- ------------- -----------
                                                         (in millions, except for outstanding share data)
Predecessor Company
Balance at April 28, 2004..................... $ 10.0  $ 4,763.2  $ 1,661.4    $ 1,412.0     $ 7,846.6      1,000
Acquisition by Manulife Financial Corporation:
 Sale of shareholder's equity.................  (10.0)  (4,763.2)  (1,661.4)    (1,412.0)     (7,846.6)    (1,000)
 Manulife Financial Corporation purchase price   10.0    9,467.0                               9,477.0      1,000

Company
                                               ------  ---------  ---------    ---------     ---------     ------
Balance at April 29, 2004..................... $ 10.0  $ 9,467.0  $      --    $      --     $ 9,477.0      1,000
                                               ======  =========  =========    =========     =========     ======
Comprehensive income:
 Net income...................................                        372.7                      372.7
Other comprehensive income, net of tax:
 Net unrealized investment gains..............                                     411.4         411.4
 Foreign currency translation adjustment......                                       0.6           0.6
 Minimum pension liability....................                                     (11.0)        (11.0)
 Cash flow hedges.............................                                     242.4         242.4
Comprehensive income..........................                                                 1,016.1
Dividends paid to parent company..............                       (200.0)                    (200.0)
                                               ------  ---------  ---------    ---------     ---------     ------
Balance at December 31, 2004.................. $ 10.0  $ 9,467.0  $   172.7    $   643.4     $10,293.1      1,000
                                               ======  =========  =========    =========     =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                        Company             Predecessor Company
                                                                      ------------ -------------------------------------
                                                                      Period from  Period from
                                                                       April 29,    January 1,
                                                                      2004 through 2004 through  Year Ended   Year Ended
                                                                      December 31,  April 28,   December 31, December 31,
                                                                          2004         2004         2003         2002
                                                                      ------------ ------------ ------------ ------------
                                                                                         (in millions)
Cash flows from operating activities:
 Net income..........................................................  $   372.7    $   329.3    $    590.5   $    458.9
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount -- fixed maturities.........................      449.9         17.1          17.8        (78.3)
 Net realized investment and other (gains) losses....................       30.0       (101.0)        (58.2)       450.5
 Change in accounting principles.....................................         --          3.3         279.0           --
 Change in deferred policy acquisition costs.........................     (231.0)       (15.9)       (227.7)      (194.1)
 Depreciation and amortization.......................................      155.8         15.0          42.4         47.4
 Net cash flows from trading securities..............................       (3.8)         0.3           0.1          0.7
 Decrease (increase) in accrued investment income....................       74.7        (57.2)         42.7          2.7
 Decrease in premiums and accounts receivable........................       21.0         15.9          10.0          3.1
 Increase in other assets and other liabilities, net.................     (168.3)        62.6        (199.4)      (308.4)
 Increase in policy liabilities and accruals, net....................      538.8        480.5       2,452.3      2,086.8
 Increase (decrease) in income taxes.................................      257.3         86.0        (107.1)        (2.7)
                                                                       ---------    ---------    ----------   ----------
   Net cash provided by operating activities.........................    1,497.1        835.9       2,842.4      2,466.6
Cash flows used in investing activities:
 Sales of:
   Fixed maturities available-for-sale...............................    2,156.9      2,731.2      11,064.6      4,897.1
   Equity securities available-for-sale..............................      214.7        154.9         279.4        316.4
   Real estate.......................................................        6.2         97.7         164.4        127.7
   Short-term investments and other invested assets..................      570.9        130.7         500.0        458.7
   Home office properties............................................         --           --         887.6           --
 Maturities, prepayments and scheduled redemptions of:
   Fixed maturities held-to-maturity.................................         --         40.3         227.5        214.2
   Fixed maturities available-for-sale...............................    2,926.4      1,497.6       3,375.7      2,720.1
   Short-term investments and other invested assets..................       56.0         32.4         155.3        149.3
   Mortgage loans on real estate.....................................    1,019.9        615.0       1,395.0      1,520.6
 Purchases of:
   Fixed maturities held-to-maturity.................................         --           --         (69.5)       (27.6)
   Fixed maturities available-for-sale...............................   (4,020.5)    (5,983.2)    (17,443.6)   (12,984.7)
   Equity securities available-for-sale..............................     (252.7)       (39.6)        (90.9)       (90.9)
   Real estate.......................................................     (117.4)        (6.9)        (33.4)        (8.1)
   Short-term investments and other invested assets..................     (560.3)      (627.8)     (1,127.7)    (1,369.2)
Mortgage loans on real estate issued.................................   (1,419.9)      (507.9)     (2,092.6)    (2,036.5)
Net cash (paid) received related to acquisition/sale of businesses...         --           --         (94.7)          --
Other, net...........................................................       (7.4)       (70.2)        (65.7)       (99.7)
                                                                       ---------    ---------    ----------   ----------
 Net cash provided by (used in) investing activities.................  $   572.8    $(1,935.8)   $ (2,968.6)  $ (6,212.6)

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                              Company             Predecessor Company
                                                            ------------ -------------------------------------
                                                            Period from  Period from
                                                             April 29,    January 1,
                                                            2004 through 2004 through  Year Ended   Year Ended
                                                            December 31,  April 28,   December 31, December 31,
                                                                2004         2004         2003         2002
                                                            ------------ ------------ ------------ ------------
                                                                               (in millions)
Cash flows from financing activities:
 Dividend paid to parent company...........................  $  (200.0)   $  (100.0)   $  (100.0)   $  (111.0)
 Universal life and investment-type contract deposits......    2,493.8      2,307.3      7,681.5      8,999.4
 Universal life and investment-type contract maturities and
   withdrawals.............................................   (5,414.9)    (2,379.5)    (6,970.5)    (5,505.4)
 Issuance of consumer notes................................      407.5        372.2      1,260.2        290.2
 Issuance of short-term debt...............................       88.7           --        148.9         92.8
 Issuance of long-term debt................................      (46.4)       (41.8)          --         20.0
 Repayment of short-term debt..............................        2.3          0.3       (158.0)      (110.6)
 Repayment of long-term debt...............................      (11.9)        (1.2)        (6.0)       (57.7)
                                                             ---------    ---------    ---------    ---------
 Net cash (used in) provided by financing activities.......   (2,680.9)       157.3      1,856.1      3,617.7
                                                             ---------    ---------    ---------    ---------
 Net (decrease) increase in cash and cash equivalents......     (611.0)      (942.6)     1,729.9       (128.3)
Cash and cash equivalents at beginning of period...........    1,684.3      2,626.9        897.0      1,025.3
                                                             ---------    ---------    ---------    ---------
Cash and cash equivalents at end of period.................  $ 1,073.3    $ 1,684.3    $ 2,626.9    $   897.0
                                                             =========    =========    =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Change of Control

John Hancock Life Insurance Company, (the Company) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of JHFS's shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules. The Company is in the process of completing the valuations of a portion of the assets acquired and liabilities assumed; thus, the allocation of the purchase price is subject to refinement.

The following table summarizes the estimated fair values of the assets and liabilities recorded as of April 28, 2004 (in millions):

                                                                 Fair Value
                                                                 ----------
    Assets:
    Fixed maturity securities................................... $48,658.9
    Equity securities...........................................     230.3
    Mortgage loans..............................................  11,563.5
    Policy loans................................................   2,027.6
    Other invested assets.......................................   3,423.8
    Goodwill....................................................   3,031.7
    Value of business acquired..................................   2,864.6
    Intangible assets...........................................   1,352.0
    Deferred tax asset..........................................     436.4
    Cash and cash equivalents...................................   1,684.7
    Reinsurance recoverable, net................................   3,162.0
    Other assets acquired.......................................   3,067.2
    Separate account assets.....................................  18,331.9
                                                                 ---------
      Total assets acquired.....................................  99,834.6
    Liabilities:
    Policy liabilities..........................................  66,277.5
    Other liabilities...........................................   5,748.2
    Separate accounts...........................................  18,331.9
                                                                 ---------
      Total liabilities assumed.................................  90,357.6
                                                                 ---------
    Net Assets Acquired......................................... $ 9,477.0
                                                                 =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Goodwill of $3,031.7 million has been allocated to the Company's business and geographic segments, see Note 18 -- Goodwill and Other Intangible Assets. Of the $3,031.7 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 18 -- Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $1,352.0 million resulting from the acquisition consists of the "John Hancock" brand name, distribution network, investment management contracts in the mutual funds business and other investments management contracts in the institutional investment advisory business. Refer to Note 18 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

Restructuring Costs

Prior to the merger, the Company continued its Competitive Positioning Project, which involved reducing costs and increasing future operating efficiencies by consolidating portions of the Company's operations. The Project consisted primarily of reducing staff in the home office and terminating certain operations outside the home office.

Following the acquisition of the Company by Manulife on April 28, 2004, Manulife developed a plan to integrate the operations of the Company with its consolidated subsidiaries. Manulife expects the restructuring to be substantially completed by the end of 2005. Restructuring costs of $85.1 million were recognized by the Company as part of the purchase transaction and consist primarily of exit and consolidation activities involving operations, certain compensation costs, and facilities. The accruals for the restructuring costs are included in other liabilities on the Company's Consolidated Balance Sheets and in other operating costs and expenses on the consolidated income statements.

The following details the amounts and status of restructuring costs (in millions):

                        Amount Utilized            Amount Utilized
             Pre-merger January 1, 2004            April 29, 2004
             Accrual at     through                    through      Accrual at
             January 1,    April 28,    Accrued at  December 31,   December 31,
Type of Cost    2004         2004         Merger        2004           2004
------------ ---------- --------------- ---------- --------------- ------------
                                       (in millions)
 Personnel..   $12.0         $3.3         $41.5         $ 9.6         $40.6
 Facilities.      --           --          43.6           7.8          35.8
               -----         ----         -----         -----         -----
  Total.....   $12.0         $3.3         $85.1         $17.4         $76.4
               =====         ====         =====         =====         =====

Note 2 -- Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). Since April 28, 2004, JHFS operates as a subsidiary of Manulife, as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Basis of Presentation

The accompanying financial statements as of December 31, 2004 and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that would be required as a result of the merger with Manulife. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. The Company's news releases and other information are available on the internet at www.jhancock.com. In addition, all of the Company's United States Securities and Exchange Commission filings are available on the internet at www.sec.gov under the name Hancock John Life.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services to them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

Recent Acquisition/Disposal Activity. The acquisition described under the table below was recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from each date of acquisition. The purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values. No goodwill was recorded on this transaction. This acquisition was made by the Company in execution of its plan to acquire businesses and products that have strategic value, meet its earnings requirements and advance the growth of its current businesses.

The disposal described under the table below was conducted in order to execute the Company's strategy to focus resources on businesses in which it can have a leadership position. The table below presents actual and proforma data for comparative purposes for the periods indicated to demonstrate the proforma effect of the acquisitions and disposal as if they occurred on January 1, 2002.

                                         Period from               Period from
                                          April 29,                 January 1
                                           Through    Period from    through   Period from
                                         December 31,  April 29,    April 28,   January 1
                                             2004       through       2004       through      2003                 2002
                                           Proforma   December 31,  Proforma    April 28,   Proforma             Proforma
                                         (unaudited)      2004     (unaudited)    2004     (unaudited)   2003   (unaudited)
                                         ------------ ------------ ----------- ----------- ----------- -------- -----------
                                                                                (in millions)
Revenue.................................   $4,409.6     $4,409.6    $2,513.4    $2,513.4    $7,261.3   $7,306.1  $6,406.9
Net Income..............................   $  372.7     $  372.7    $  329.3    $  329.3    $  587.7   $  590.5  $  463.3






                                           2002
                                         --------

Revenue................................. $6,492.8
Net Income.............................. $  458.9

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Acquisition:

On December 31, 2002, the Company acquired the fixed universal life insurance business of Allmerica Financial Corporation (Allmerica) through a reinsurance agreement for approximately $104.3 million. There was no impact on the Company's results of operations from the acquired insurance business during 2002.

Disposal:

On June 19, 2003, the Company agreed to sell its group life insurance business through a reinsurance agreement with Metropolitan Life Insurance Company, Inc (MetLife). The Company is ceding all activity after May 1, 2003 to MetLife. The transaction was recorded as of May 1, 2003, and closed November 4, 2003.

Investments

At December 31, 2004, the Company classifies its debt securities into one category: available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale, or trading. Fixed maturity investments classified as available-for-sale are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholders' equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed. The carrying value of real estate to be disposed of was $27.0 million and $28.5 million at December 31, 2004 and 2003, respectively and is reported in real estate in the investment section of the Company's Consolidated Balance Sheets. On March 14, 2003, the Company sold three of its Home Office properties to Beacon Capital Partners for $910.0 million. See Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2004, the Company's DAC asset was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2004, the average discount rate was 5.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, the long-term growth rate assumption was lowered from 9%, to 8%, gross of fees. Second, the average growth rates were lowered for the next five years from the mid-teens to 13%. Finally, the Company increased certain fee rates on these policies (the variable series trust (VST) fees were increased). Total amortization of DAC, including the acceleration of amortization of DAC from the assumption changes mentioned above, was $151.7 million and $121.8 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively, and was $308.4 million and $316.5 million for the years ended December 31, 2003, and 2002, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 12 -- Reinsurance for additional disclosures regarding this topic.

Goodwill and Other Intangible Assets

In the merger with Manulife, the Company de-recognized its intangible assets including goodwill, value of business acquired (VOBA) and management contracts. Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill, brand name and investment management contracts, and recognized new amortizable intangible assets including VOBA, distribution networks and other investment management contracts. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 -- Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to Note 18 -- Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 9.5% for life insurance liabilities, from 4.2% to 6.5% for individual annuity liabilities and from 1.7% to 11.3% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 5.0% to 6.6%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits that are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life insurance products and from 1.7% to 11.3% for investment type products. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Major components of policyholders' funds in the Company's Consolidated Balance Sheets are summarized in the table below:

                                                                December 31,
                                                             -------------------
                                                               2004      2003
                                                             --------- ---------
                                                                (in millions)
Liabilities for policyholders' funds
  Guaranteed investment contracts........................... $ 3,691.0 $ 4,770.2
  U.S. funding agreements...................................     138.0     144.4
  Global funding agreements and Canadian institutional
   annuities backing medium-term notes......................  10,681.7  11,908.1
  Other investment-type contracts...........................   2,580.6   2,485.2
                                                             --------- ---------
   Total liabilities for investment-type contracts..........  17,091.3  19,307.9
Liabilities for individual annuities........................      80.0      60.5
Universal life and other reserves...........................   2,214.5   2,325.1
                                                             --------- ---------
Total liabilities for policyholders' funds.................. $19,385.8 $21,693.5
                                                             ========= =========

Global Funding Agreements and Canadian Institutional Annuities

The Company has two distribution programs for global funding agreements that back medium-term notes sold worldwide.

Under these programs, global funding agreements are purchased from the Company by special purpose entities (SPEs) that fund their purchases with the proceeds from their issuance of medium-term notes to investors. These SPEs pledge the global funding agreements and annuities as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under these distribution programs, as of December 31, 2004 and 2003, the Company had $11.3 billion and $12.9 billion, respectively, of global funding agreements outstanding.

These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity. The global funding agreements may not be terminated or surrendered prior to maturity. Claims for principal and interest under the global funding agreements (which are issued by the Life Company) are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note sold world-wide under the two programs is denominated in a currency different from the currency of the related global funding agreement, the Company's U.S. insurance subsidiary also enters into a currency swap with the SPE, and a third party, to match currencies. Similarly, the Company's U.S. insurance subsidiary may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, and expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2004 and 2003, there was $2.8 billion and $3.8 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's financial statements. The medium-term notes issued by this SPE are included in policyholder funds in the Company's Consolidated Balance Sheets.

Under the second program, established in June 2000, for $5.0 billion, expanded in stages to $12.5 billion by June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2004 and 2003, there was $8.5 billion and $8.7 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's Consolidated Financial Statements. The funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's Consolidated Balance Sheets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2004, the annual contractual maturities of global funding agreements backing medium term notes issued under these programs were as follows: 2005 -- $2,547.0 million; 2006 -- $2,884.5 million; 2007 -- $861.6 million; 2008 -- $1,488.2 million, 2009 -- $1,753.9 and thereafter -- $1,741.0 million.

Participating Insurance

Participating business represents approximately 100.0%, 80.9% and 81.6%, of the Company's traditional life insurance in force, 100.0%, 96.2% and 96.3%, of the number of traditional life insurance policies in force, and 100.0%, 94.3% and 92.5%, of traditional life insurance premiums in 2004, 2003 and 2002, respectively.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholders' equity.

The amount of policyholders' dividends to be paid is approved annually by the Life Company's Board of Directors.

The determination of the amount of policyholders' dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year, and is based on management's judgment as to the appropriate level of statutory surplus to be retained by the Life Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Stock-Based Compensation

For stock option grants made to employees prior to January 1, 2003, the Company applied the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," which resulted in no compensation expense recognized for these stock option grants to employees. Prior to January 1, 2003 the Company recognized compensation expense at the time of the grant or over the vesting period for grants of non-vested stock to employees and non-employee board members and grants of stock options to non-employee general agents and has continued this practice. All options granted under those plans had an exercise price equal to the market value of the Company's common stock on the date of grant. Effective January 1, 2003, the Company adopted the fair value provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," the effect of which is to record compensation expense for grants made subsequent to this date. The following table illustrates the pro forma effect on net income as if the Company had applied the fair value recognition provisions of SFAS No. 123 to all stock-based employee compensation.

In the merger all of the JHFS unvested stock options as of the date of announcement of the merger on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares. In addition, substantially all outstanding grants of restricted stock as of the date of the announcement of the merger on September 28, 2003, vested immediately prior to the closing date. The Company granted approximately 29,000 shares of Manulife restricted stock subsequent to the merger. Subsequent to the merger the Company continues to incur compensation expense related to stock compensation issued by Manulife.

                                                            Period from  Period from
                                                             April 29,    January 1,
                                                            2004 through 2004 through  Year Ended   Year Ended
                                                            December 31,  April 28,   December 31, December 31,
                                                                2004         2004         2003         2002
                                                            ------------ ------------ ------------ ------------
                                                                               (in millions)
Net income, as reported....................................    $372.7       $329.3       $590.5       $458.9
Add: Stock-based employee compensation expense included
  in reported net income, net of related tax effects.......       4.6          5.4         14.4          3.5
Deduct: Total stock-based employee compensation expense
  determined under fair value method for all awards, net of
  related tax effects (unaudited)..........................       4.6          8.0         39.5         57.6
                                                               ------       ------       ------       ------
Pro forma net income (unaudited)...........................    $372.7       $326.7       $565.4       $404.8
                                                               ======       ======       ======       ======

Federal Income Taxes

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to Note 6 -- Income Taxes for additional disclosures on this topic.

Foreign Currency Translation

The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholders' equity. Gains or losses on foreign currency transactions are reflected in earnings.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Cumulative Effect of Accounting Changes

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholders' equity of $1.5 million (net of tax of $0.8 million). The Company recorded a reduction in net income of $3.3 million (net of tax of $1.8 million) partially offset by an increase in other comprehensive income of $1.8 million (net of tax of $1.0 million) which were recorded as the cumulative effects of an accounting change, on January 1, 2004. In addition, in conjunction with the adoption of SOP 03-1 the Company reclassified $933.8 million in separate account assets and liabilities to the general account balance sheet accounts. Refer to Recent Accounting Pronouncements for further discussion.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (DIG B36)

The Company adopted DIG B36 on October 1, 2003, which resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $99.9 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

Recent Accounting Pronouncements

SFAS No. 123 (revised 2004) -- Share Based Payment

In December, 2004, the Financial Accounting Standards Board (the FASB) issued SFAS No. 123 (revised 2004), "Share Based Payment" (SFAS 123R), which is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123(R) supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and amends SFAS No. 95, "Statement of Cash Flows". Generally, the approach in Statement 123(R) is similar to the approach described in Statement
123. However, Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in Statement of Financial Accounting Standards (SFAS) No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees and expects to continue to use this model upon our anticipated adoption of SFAS No. 123(R), on July 1, 2005.

Because SFAS No. 123(R) must be applied not only to new awards but to previously granted awards that are not fully vested on the effective date, and because the Company adopted SFAS No. 123 using the prospective transition method (which applied only to awards granted, modified or settled after the adoption date), compensation cost for some previously granted awards that were not recognized under SFAS No. 123 will be recognized under Statement No. 123(R). However, had we adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS No. 123 as described above in the disclosure of pro forma net income and earnings per share in Note 2 -- Significant Accounting Policies to our consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as required under current literature. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. While the Company cannot estimate what those amounts will be in the future (because they depend upon, among other things, when employees exercise stock options), the amount of operating cash flows recognized for such excess tax deductions were $- million, $4.3 million, and $5.0 million in 2004, 2003 and 2002, respectively.

FASB Staff Position 106-2 -- Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003

In May, 2004, the FASB issued FASB Staff Position 106-2 -- "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003" (FSP 106-2). In accordance with FSP 106-2, the Company recorded a $40.9 million reduction in the accumulated plan benefit obligation as of the purchase accounting re-measurement date (April 28, 2004) and a $1.6 million decrease in net periodic postretirement benefit costs for the period April 29, 2004 through December 31, 2004.

On December 8, 2003, President Bush signed into law the bill referenced above, which expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 (the Act) provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits at the Company. The first group, those who retired prior to January 1, 1992, receives a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet the criteria for qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre-1992 retirees will be lower as a result of the new Medicare provisions and has reflected that reduction in the other postretirement benefit plan liability. With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of total cost. Since final authoritative accounting guidance has not yet been issued on determining whether a benefit meets the actuarial criteria for qualifying drug coverage, the Company has deferred recognition as permitted by FSP 106-2 for this group. The final accounting guidance could require changes to previously reported information.

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R were applied at December 31, 2003 for entities considered to be special purpose entities
(SPEs), and applied at March 31, 2004 for non-SPE entities.

The Company categorized its FIN 46R consolidation candidates into three categories -- 1) collateralized debt obligation funds it manages (CDO funds or
CDOs), which are SPEs, 2) low-income housing properties (the Properties) which are not SPEs, and 3) assorted other entities (Other Entities) which are not SPEs. The Company has determined that it should not consolidate any of the CDO funds, Properties or Other Entities, therefore the adoption of FIN 46R had no impact on the Company's consolidated financial position, results of operations or cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. Conversely, additional assets recognized as a result of consolidating VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Refer to Note 4 -- Relationships with Variable Interest Entities for a more complete discussion of the Company's significant relationships with VIEs, their assets and liabilities, and the Company's maximum exposure to loss as a result of its involvement with them.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contractholders. Refer to Note 12 -- Certain Separate Accounts for additional disclosures required by SOP 03-1. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No.
150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts and participating pension contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $429.2 million based on the fair value of the assets underlying these contracts. Of this total liability, $123.1 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. Prior to the adoption of DIG B36, the Company had established, through other comprehensive income, a reserve for its participating pension contracts to recognize the impact on contractholder liabilities of the realization of unrealized gains on assets backing those contracts. With the adoption of DIG B36, this reserve is no longer required and is replaced by the recognition of the fair value of the embedded derivative in income. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of DIG B36.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from previous practice, which generally required recognition of a liability only when a potential loss was deemed to be probable and was reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Refer to Note 12 -- Commitments, Guarantees and Contingencies. Initial recognition and initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized against earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The Company has performed the required initial impairment tests of goodwill and management contracts as of September 30, 2003, based on the guidance in SFAS No. 142. The Company evaluated the goodwill and indefinite lived management contracts of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. No goodwill or management contract impairments resulted from these required impairment tests.

No impairment test was performed in 2004, because the Company's goodwill was replaced with new goodwill as a result of the merger with Manulife on April 28, 2004. The Company's post-merger goodwill will be initially tested for impairment in the second quarter of 2005.

Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                         Period from  Period from
                                           April 29    January 1
                                           through      through    Year Ended   Year Ended
                                         December 31,  April 28,  December 31, December 31,
                                             2004        2004         2003         2002
                                         ------------ ----------- ------------ ------------
Net Investment Income
Fixed maturities........................   $1,794.6    $1,073.0     $3,228.7     $3,017.3
Equity securities.......................        5.4         2.0         19.7         10.6
Mortgage loans on real estate...........      398.0       257.0        772.0        775.8
Real estate.............................       21.6         5.4         57.8         72.1
Policy loans............................       78.2        38.5        123.0        120.1
Short-term investments..................       10.6         1.2         16.5         20.5
Other...................................      (72.4)      (41.6)      (230.2)      (210.4)
                                           --------    --------     --------     --------
Gross investment income.................    2,236.0     1,335.5      3,987.5      3,806.0
  Less investment expenses..............      103.9        50.8        188.1        225.0
                                           --------    --------     --------     --------
  Net investment income.................   $2,132.1    $1,284.7     $3,799.4     $3,581.0
                                           ========    ========     ========     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                   Period from  Period from
                                                                     April 29    January 1
                                                                     through      through    Year Ended   Year Ended
                                                                   December 31,  April 28,  December 31, December 31,
                                                                       2004        2004         2003         2002
                                                                   ------------ ----------- ------------ ------------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired, amounts credited to the policyholder
  dividend obligation and amounts credited to participating
  pension contractholders
Fixed maturities..................................................    $  7.0      $(26.4)     $(392.8)     $(660.9)
Equity securities.................................................      24.7        73.0         69.9        101.2
Mortgage loans on real estate and real estate to be disposed of...     (33.7)       50.6        244.1         (7.9)
Derivatives and other invested assets.............................     (14.0)       35.1         81.2         43.0
Amortization adjustment for deferred policy acquisition costs and
  value of business acquired......................................      12.8        10.9         (6.1)        38.9
Amounts credited to the policyholder dividend obligation..........       8.1       (34.0)        58.5         11.9
Amounts credited to participating pension contractholders.........     (34.9)       (8.2)         3.4         23.3
                                                                      ------      ------      -------      -------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired, amounts credited to the policyholder dividend obligation and amounts credited to participating pension
  contractholders.................................................    $(30.0)     $101.0      $  58.2      $(450.5)
                                                                      ======      ======      =======      =======

Gross gains were realized on the sale of available-for-sale securities of $181.0 million from April 29 through December 31, 2004, $210.9 million from January 1 through April 28, 2004, $606.9 million in 2003 and $320.0 million in 2002, and gross losses were realized on the sale of available-for-sale securities of $62.5 million from April 29 through December 31, 2004, $13.0 million from January 1 through April 28, 2004, $233.8 million in 2003 and $176.0 million in 2002.

The Company's investments in held-to-maturity and available-for-sale securities are summarized below for the years indicated:

                                                                                         Gross      Gross
                                                                             Amortized Unrealized Unrealized   Fair
                                                                               Cost      Gains      Losses     Value
                                                                             --------- ---------- ---------- ---------
                                                                                           (in millions)
December 31, 2004
Available-for-Sale:
Corporate securities........................................................ $36,732.1   $797.4     $ 63.9   $37,465.6
Asset-backed & mortgage-backed securities...................................   9,503.1    130.0       49.1     9,584.0
Obligations of states and political subdivisions............................     288.3      0.8        1.7       287.4
Debt securities issued by foreign governments...............................     172.7     11.4        0.1       184.0
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................     341.0      1.6        0.4       342.2
                                                                             ---------   ------     ------   ---------
Fixed maturities available-for-sale total...................................  47,037.2    941.2      115.2    47,863.2
Equity securities...........................................................     321.5      9.7        0.7       330.5
                                                                             ---------   ------     ------   ---------
 Total fixed maturities and equity securities available-for-sale............ $47,358.7   $950.9     $115.9   $48,193.7
                                                                             =========   ======     ======   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                         Gross      Gross
                                                                             Amortized Unrealized Unrealized   Fair
                                                                               Cost      Gains      Losses     Value
                                                                             --------- ---------- ---------- ---------
                                                                                           (in millions)
December 31, 2003
Held-to-Maturity:
Corporate securities........................................................ $ 1,144.5  $   21.3    $ 18.3   $ 1,147.5
Mortgage-backed securities..................................................     344.2      21.5       0.4       365.3
                                                                             ---------  --------    ------   ---------
 Total fixed maturities held-to-maturity.................................... $ 1,488.7  $   42.8    $ 18.7   $ 1,512.8
                                                                             =========  ========    ======   =========
Available-for-Sale:
Corporate securities........................................................ $36,122.2  $2,698.7    $304.1   $38,516.8
Mortgage-backed securities..................................................   6,852.0     284.0     143.4     6,992.6
Obligations of states and political subdivisions............................     413.1      17.2       1.2       429.1
Debt securities issued by foreign governments...............................     233.7      21.8       1.3       254.2
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................     286.7       4.1       1.4       289.4
                                                                             ---------  --------    ------   ---------
Fixed maturities available-for-sale.........................................  43,907.7   3,025.8     451.4    46,482.1
Equity securities...........................................................     249.9      83.6       0.4       333.1
                                                                             ---------  --------    ------   ---------
 Total fixed maturities and equity securities available-for-sale............ $44,157.6  $3,109.4    $451.8   $46,815.2
                                                                             =========  ========    ======   =========

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below:

                                                             Amortized   Fair
                                                               Cost      Value
                                                             --------- ---------
                                                                (in millions)
Available-for-Sale:
Due in one year or less..................................... $ 2,371.9 $ 2,378.6
Due after one year through five years.......................  10,927.8  11,042.6
Due after five years through ten years......................  14,135.2  14,454.6
Due after ten years.........................................  10,099.2  10,403.4
                                                             --------- ---------
                                                              37,534.1  38,279.2
Mortgage-backed securities..................................   9,503.1   9,584.0
                                                             --------- ---------
  Total..................................................... $47,037.2 $47,863.2
                                                             ========= =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2004, 2003 and 2002 amounted to $(0.5) million, $0.1 million and $1.7 million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2004 and 2003, $339.3 million and $426.9 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2004, 2003 and 2002, net investment income passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $170.5 million, $161.7 million and $168.3 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Depreciation expense on investment real estate was $3.9 million, $1.5 million and $3.0 million, in 2004, 2003, and 2002, respectively. Accumulated depreciation was $13.9 million and $36.3 million at December 31, 2004 and 2003, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer,
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                Unrealized Losses on Fixed Maturity Securities

                                                                           As of December 31, 2004
                                               -------------------------------------------------------------------------------
                                                  Less than 12 months         12 months or more                Total
                                               -------------------------  -------------------------- -------------------------
                                               Carrying Value             Carrying Value             Carrying Value
                                                of Securities              of Securities              of Securities
                                                 with Gross    Unrealized   with Gross    Unrealized   with Gross    Unrealized
                                               Unrealized Loss   Losses   Unrealized Loss   Losses   Unrealized Loss   Losses
                                               --------------- ---------- --------------- ---------- --------------- ----------
Description of Securities:
US Treasury obligations and direct obligations
  of U.S. government agencies.................    $   352.1     $  (2.1)        --            --        $   352.1     $  (2.1)
Federal agency mortgage backed securities.....      3,046.2       (49.1)        --            --          3,046.2       (49.1)
Debt securities issued by foreign
  governments.................................         10.2        (0.1)        --            --             10.2        (0.1)
Corporate bonds...............................      7,382.1       (63.9)        --            --          7,382.1       (63.9)
                                                  ---------     -------         --            --        ---------     -------
Total, debt securities........................     10,790.6      (115.2)        --            --         10,790.6      (115.2)
Common stocks.................................          4.8        (0.7)        --            --              4.8        (0.7)
                                                  ---------     -------         --            --        ---------     -------
Total.........................................    $10,795.4     $(115.9)        --            --        $10,795.4     $(115.9)
                                                  =========     =======         ==            ==        =========     =======

The aging of unrealized losses above reflects the mark to market of the portfolio on April 28, 2004. Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2004 the fixed maturity securities had a total gross unrealized loss of $115.9 million. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities declined from $259.8 million at December 31, 2003 to $18.0 million at December 31, 2004 primarily due to the mark to market on the portfolio as of April 28, 2004. The gross unrealized loss as of December 31, 2004 was largely due to interest rate changes since April 28, 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                    Balance at                      Balance at
                                    Beginning                         End of
                                     of Year   Additions Deductions    Year
                                    ---------- --------- ---------- ----------
                                                  (in millions)
 April 29 through December 31, 2004
  Mortgage loans on real estate....   $ 83.9     $45.3     $ 83.9     $45.3
  Real estate to be disposed of....       --        --         --        --
                                      ------     -----     ------     -----
  Total............................   $ 83.9     $45.3     $ 83.9     $45.3
                                      ======     =====     ======     =====
 January 1 through April 28, 2004
  Mortgage loans on real estate....   $ 65.9     $23.3     $  5.3     $83.9
  Real estate to be disposed of....       --        --         --        --
                                      ------     -----     ------     -----
  Total............................   $ 65.9     $23.3     $  5.3     $83.9
                                      ======     =====     ======     =====
 Year ended December 31, 2003
  Mortgage loans on real estate....   $ 61.7     $56.6     $ 52.4     $65.9
  Real estate to be disposed of....       --        --         --        --
                                      ------     -----     ------     -----
  Total............................   $ 61.7     $56.6     $ 52.4     $65.9
                                      ======     =====     ======     =====
 Year ended December 31, 2002
  Mortgage loans on real estate....   $112.8     $ 8.0     $ 59.1     $61.7
  Real estate to be disposed of....     83.6      29.6      113.2        --
                                      ------     -----     ------     -----
  Total............................   $196.4     $37.6     $172.3     $61.7
                                      ======     =====     ======     =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2004 and 2003, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                December 31,
                                                               --------------
                                                                2004    2003
                                                               ------  ------
                                                                (in millions)
  Impaired mortgage loans on real estate with provision for
    losses.................................................... $163.3  $124.4
  Provision for losses........................................  (45.3)  (37.2)
                                                               ------  ------
  Net impaired mortgage loans on real estate.................. $118.0  $ 87.2
                                                               ======  ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                             Years Ended December 31,
                                                             ------------------------
                                                              2004    2003    2002
                                                              ------   -----   -----
                                                               (in millions)
Average recorded investment in impaired loans............... $143.9   $90.8   $74.9
Interest income recognized on impaired loans................    7.3     3.4     5.0

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $107.3 million and $87.8 million as of December 31, 2004 and 2003, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                               Years Ended December 31,
                                                               ------------------------
                                                               2004     2003    2002
                                                                -----   ----    ----
                                                                (in millions)
  Expected.................................................... $10.1    $7.6    $4.8
  Actual......................................................   8.7     7.2     4.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2004, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                               Carrying Amount                                Carrying Amount
Collateral Property Type        (in millions)  Geographic Concentration        (in millions)
-----------------------------  --------------- -----------------------------  ---------------
Apartments....................    $ 1,645.1    East North Central............    $ 1,241.5
Hotels........................        437.6    East South Central............        473.1
Industrial....................      1,004.5    Middle Atlantic...............      1,690.1
Office buildings..............      2,409.2    Mountain......................        746.4
Retail........................      2,682.5    New England...................        932.0
Multi family..................          0.7    Pacific.......................      2,539.9
Mixed Use.....................        433.0    South Atlantic................      2,551.7
Agricultural..................      2,945.7    West North Central............        408.4
Other.........................        279.6    West South Central............        979.0
                                               Canada/Other..................        275.8
Allowance for losses..........        (45.3)   Allowance for losses..........        (45.3)
                                  ---------                                      ---------
Total.........................    $11,792.6    Total.........................    $11,792.6
                                  =========                                      =========

Mortgage loans with outstanding principal balances of $127.0 million, and bonds with amortized cost of $145.7 million were non-income producing for the year ended December 31, 2004. There was no non-income producing real estate for the year ended December 31, 2004.

Securitization activity

The Company originates commercial mortgages and sells them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retains servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. In accordance with FIN 46, this prohibition will continue. During 2004, 2003, and 2002, the Company sold $124.7 million, $529.8 million, and $343.5 million of commercial mortgage loans in securitization transactions, respectively, for which it received net proceeds of $125.0 million, $541.4 million, and $345.2 million, respectively, from which it recognized pre-tax gains of $0.3 million, $12.0 million, and $1.9 million, respectively, and from which it retained servicing assets of (none for 2004), $0.4 million, and $0.3 million, respectively. The Company's mortgage servicing assets were valued, in the aggregate, at $1.6 million, $1.4 million December 31, 2004 and 2003, respectively.

During December, 2003, the Company securitized $277.6 million of below investment grade corporate bonds, all of which were previously owned by the Company, by transferring them to a trust, Signature QSPE, Limited (the Trust), which the Company sponsored. The Trust is a QSPE in accordance with SFAS No. 140, and as transferor of assets to the Trust, the Company is prohibited from consolidating the Trust. The Company retained $140.0 million of notes issued by the Trust which were rated A1, and which are recorded as fixed maturities: available for sale on the Company's Consolidated Balance Sheets, and the Company retained $12.7 million of equity issued by the QSPE, which is unrated, and which is recorded in other invested assets on the Company's Consolidated Balance Sheets. The Company received net proceeds of $124.9 million, representing the proceeds from sales of notes issued by the Trust to unrelated parties, and the Company recorded a realized gain of $10.8 million on these proceeds. The Company recognized no servicing assets as a result of this securitization. All of the assets transferred from the Company to the trust were performing assets; none of the transferred assets were delinquent or in default. No similar securitization was performed in 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Refer to Note 17 -- Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate market rates.

Equity method investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $2,427.0 million and $1,944.6 million at December 31, 2004 and 2003, respectively. Total combined assets of such investments were $14,931.4 million and $15,105.4 million (consisting primarily of investments), and total combined liabilities were $3,082.6 million and $1,583.8 million (including $1,386.8 million and $1,216.3 million of loans payable) at December 31, 2003 and 2002, respectively. Total combined revenues and expenses of these investments in 2004 were $1,299.9 million and $660.3 million, respectively, resulting in $639.6 million of total combined income from operations. Total combined revenues and expenses of these investments in 2003 were $1,184.0 million and $940.3 million, respectively, resulting in $243.7 million of total combined income from operations. Total combined revenues and expenses of these investments in 2002 were $893.6 million and $1,108.1 million, respectively, resulting in $214.5 million of total combined loss from operations. Depending on the timing of receipt of audited financial statements of these other assets, the above financial data could be up to one year in arrears. Net investment income on investments accounted for using the equity method of accounting totaled $121.4 million for the period from April 29, 2004 through December 31, 2004 and $74.2 million for the period from January 1, 2004 through April 28, 2004. Net investment income on investments accounted for using the equity method of accounting totaled $138.3 million and $64.8 million in 2003 and 2002, respectively.

Note 4 -- Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R, as discussed in Note 2 -- Summary of Significant Accounting Policies. Presented below are discussions of the Company's significant relationships with them, the Company's conclusions about whether the Company should consolidate them, and certain summarized financial information for them.

As explained in Note 2 -- Summary of Significant Accounting Policies, additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities would be non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Collateralized Debt Obligation Funds (CDOs)

Since 1996, the Company has acted as investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligation funds
(CDOs). The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. CDOs raise capital by issuing debt and equity securities, and use their capital to invest in portfolios of interest bearing securities. The returns from a CDO's portfolio of investments are used by the CDO to finance its operations including paying interest on its debt and paying advisory fees and other expenses. Any net income or net loss is shared by the CDO's equity owners and, in certain circumstances where the Company manages the CDO, positive investment experience is shared by the Company through variable performance management fees. Any net losses in excess of the CDO equity are borne by the debt owners in ascending order of subordination. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO it manages, or in which it invests, is limited to its investment in the CDO.

In accordance with previous consolidation accounting principles (now superseded by FIN 46R), the Company formerly consolidated a CDO only if the Company owned a majority of the CDO's equity. The Company is now required to consolidate a CDO when, in accordance with FIN 46R, the CDO is deemed to be a VIE, but only if the Company is deemed to be the primary beneficiary of the CDO. For those CDOs which are not deemed to be VIEs, the Company determines its consolidation status by considering the control relationships among the equity owners of the CDOs. The Company has determined whether each CDO should be considered a VIE, and while most are VIEs, some are not. The Company has determined that it is not the primary beneficiary of any CDO which is a VIE, and for those that are not VIEs, the Company also does not have controlling financial interests. Therefore, the Company does not use consolidation accounting for any of the CDOs which it manages.

The Company believes that its relationships with its managed CDOs are collectively significant, and accordingly provides, in the tables below, summary financial data for all these CDOs and data relating to the Company's maximum exposure to loss as a result of its relationships with them. The Company has determined that it is not the primary beneficiary of any CDO in which it invests and does not manage and thus will not be required to consolidate any of them, and considers that its relationships with them are not collectively significant, therefore the Company does not disclose data for them. Credit ratings are provided by nationally recognized credit rating agencies, and relate to the debt issued by the CDOs in which the Company has invested.

Total size of Company -- Managed CDOs (1)

                                                December 31,
                                              -----------------
                                                2004     2003
                                              -------- --------
                                                (in millions)
                 Total assets................ $3,775.9 $4,922.2
                                              ======== ========
                 Total debt..................  3,707.9  4,158.2
                 Total other liabilities.....      9.0    712.0
                                              -------- --------
                 Total liabilities...........  3,716.9  4,870.2
                 Total equity................     59.0     52.0
                                              -------- --------
                 Total liabilities and equity $3,775.9 $4,922.2
                                              ======== ========

(1)The reduction in size of the Company-Managed CDOs is primarily due to the liquidation, at maturity, of Declaration Funding 1 LTD, in May 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Maximum exposure of the Company to losses from Company-Managed CDOs

                                                                        December 31,
                                                                 --------------------------
                                                                     2004             2003
                                                                 ------------     ------------
                                                                 (in millions, except percents)
Investment in tranches of Company managed CDOs, by credit rating
  (Moody's/Standard & Poors):
Aaa/AAA......................................................... $160.2     61.2% $201.0  35.6%
Aa1/AA+.........................................................   62.7     24.0    75.7  13.4
Baa2/BBB........................................................     --       --   218.0  38.8
B2..............................................................     --       --     8.0   1.4
B3/B-...........................................................    7.5      2.9      --    --
Caa1/CCC+.......................................................   10.6      4.0    13.2   2.3
Not rated (equity)..............................................   20.6      7.9    48.1   8.5
                                                                 ------    -----  ------ -----
Total Company exposure.......................................... $261.6    100.0% $564.0 100.0%
                                                                 ======    =====  ====== =====

Low-Income Housing Properties

Since 1995, the Company has generated income tax benefits by investing in apartment properties (the Properties) that qualify for low income housing and/or historic tax credits. The Company initially invested in the Properties directly, but now primarily invests indirectly via limited partnership real estate investment funds (the Funds), which are consolidated into the Company's financial statements. The Properties are organized as limited partnerships or limited liability companies each having a managing general partner or a managing member. The Company is usually the sole limited partner or investor member in each Property; it is not the general partner or managing member in any Property.

The Properties typically raise additional capital by qualifying for long-term debt, which at times is guaranteed or otherwise subsidized by Federal or state agencies, or by Fannie Mae. In certain cases, the Company invests in the mortgages of the Properties. The Company's maximum loss in relation to the Properties is limited to its equity investment in the Properties, future equity commitments made, and where the Company is the mortgagor, the outstanding balance of the mortgages originated for the Properties, and outstanding mortgage commitments the Company has made to the Properties. The Company receives Federal income tax credits in recognition of its investment in each of the Properties for a period of ten years. In some cases, the Company receives distributions from the Properties which are based on a portion of the Property cash flows.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company has determined that it is not the primary beneficiary of any Property, so the Company does not use consolidation accounting for any of them. The Company believes that its relationships with the Properties are significant, and accordingly, the disclosures in the tables below are provided. The tables below present summary financial data for the Properties, and data relating to the Company's maximum exposure to loss as a result of its relationships with them.

Total size of the Properties (1)

                                                December 31,
                                               ---------------
                                                 2004    2003
                                               -------- ------
                                                (in millions)
                  Total assets................ $1,103.9 $982.7
                                               ======== ======
                  Total debt..................    669.9  576.3
                  Total other liabilities.....    103.3  116.6
                                               -------- ------
                  Total liabilities...........    773.2  692.9
                  Total equity................    330.7  289.8
                                               -------- ------
                  Total liabilities and equity $1,103.9 $982.7
                                               ======== ======

(1)Property level data reported above is reported with three month delays due to the delayed availability of financial statements of the Funds.

Maximum exposure of the Company to losses from the Properties

                                                                December 31,
                                                                -------------
                                                                 2004   2003
                                                                ------ ------
                                                                (in millions)
   Equity investment in the Properties (1)..................... $323.2 $291.0
   Outstanding equity capital commitments to the Properties....   90.9  108.2
   Carrying value of mortgages for the Properties..............   67.1   62.8
   Outstanding mortgage commitments to the Properties..........    0.9    5.1
                                                                ------ ------
   Total Company exposure...................................... $482.1 $467.1
                                                                ====== ======

(1)Equity investment in the Properties above is reported with three month delays due to the delayed availability of financial statements of the Funds.

Other Entities

The Company has investment relationships with a disparate group of entities (Other Entities), which result from the Company's direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses which have undergone debt restructurings and reorganizations and various other relationships. The Company has determined that for each of these Other Entities which are VIEs, the Company is not the primary beneficiary, and should not use consolidation accounting for them. The Company believes that its relationships with the Other Entities are not significant, and is accordingly not providing summary financial data for them, or data relating to the Company's maximum exposure to loss as a result of its relationships with them. These potential losses are generally limited to amounts invested, which are included on the Company's Consolidated Balance Sheets in the appropriate investment categories.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Since 2001, the Company has been involved with Arclight Energy Partner Fund I, L.P. (Arclight), which is a private equity fund which invests in the electric power, utility and energy industry sectors. The Company is a limited partner investor, owning approximately 55.0% of Arclight's partners' capital at December 31, 2004. The Company's potential losses in relation to Arclight are limited to its investment in Arclight. As of September 30, 2004, the most recent date for which data is available, Arclight had total assets of $825.4 million, $0.8 million of liabilities, and $824.6 million of partners' capital. The Company has determined that it is not the primary beneficiary of this entity and accordingly does not need to consolidate Arclight.

Note 5 -- Derivatives and Hedging Instruments

The fair values of derivative instruments classified as assets at December 31, 2004 and 2003 were $1,198.9 million and $765.4 million, respectively, and appear on the consolidated balance sheet in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2004 and 2003 were $1,168.9 million and $1,700.1 million, respectively, and appear on the consolidated balance sheet in other liabilities. The fair values of derivative instruments, identified as embedded derivatives in participating pension contracts pursuant to DIG B36, classified as liabilities and appear on the Company's Consolidated Balance Sheets in policyholders' funds at December 31, 2004 and 2003 were $48.6 million and $225.6 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $4.4 million related to the ineffective portion of its fair value hedges, and net losses of $3.8 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $38.5 million related to the ineffective portion of its fair value hedges, and net gains of $1.1 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the year ended December 31, 2003, the Company recognized net losses of $5.8 million related to the ineffective portion of its fair value hedges, and net losses of $1.5 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains and losses.

Cash Flow Hedges

The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period January 1, 2004 through April 28, 2004, the Company recognized losses of $4.8 million related to the ineffective portion of its cash flow hedges. For the period April 29, 2004 through December 31, 2004 the Company recorded gains of $7.7 million related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2004, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period January 1, 2004 through April 28, 2004, a net gain of $1.2 million was reclassified from other accumulated comprehensive income to earnings. For the period April 29, 2004 through December 31, 2004, the Company reclassified no gains or losses from other accumulated comprehensive income to earnings. It is anticipated that approximately $1.3 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the year ended December 31, 2004, none of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the period January 1, 2004 through April 28, 2004, losses of $37.3 million (net of tax of $20.0 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $188.8 million (net of tax of $99.6 million) respectively. For the period April 29, 2004 through December 31, 2004, gains of $242.4 million (net of tax of $110.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balances of $242.4 million (net of tax of $110.4 million) at December 31, 2004. For the year ended December 31, 2003 gains of $28.7 million (net of tax of $15.5 million) represented the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $223.3 million (net of tax of $120.3 million) at December 31, 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition the Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

Note 6 -- Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated Federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Manulife Insurance Company, formerly Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                                         April 29   January 1
                                                                         through     through
                                                                       December 31, April 28,
                                                                           2004       2004      2003    2002
                                                                       ------------ --------- -------- ------
                                                                                   (in millions)
Domestic..............................................................    $471.7     $472.2   $1,200.7 $559.5
Foreign...............................................................      16.8        2.0       14.1    8.0
                                                                          ------     ------   -------- ------
Income before income taxes and cumulative effect of accounting changes    $488.5     $474.2   $1,214.8 $567.5
                                                                          ======     ======   ======== ======

The components of income taxes were as follows:

                                April 29   January 1
                                through     through
                              December 31, April 28,
                                  2004       2004     2003    2002
                              ------------ --------- ------  ------
                                          (in millions)
           Current taxes:
            Federal..........    $ 84.8     $(33.2)  $163.9  $ 93.4
            Foreign..........       7.7        1.1      4.4     2.0
            State............       3.1        1.5      4.6     4.6
                                 ------     ------   ------  ------
                                   95.6      (30.6)   172.9   100.0
                                 ------     ------   ------  ------
           Deferred taxes:
            Federal..........      25.3      175.2    179.0    14.6
            Foreign..........      (0.6)      (0.8)     0.1     0.7
            State............      (4.5)      (2.2)    (6.7)   (6.7)
                                 ------     ------   ------  ------
                                   20.2      172.2    172.4     8.6
                                 ------     ------   ------  ------
           Total income taxes    $115.8     $141.6   $345.3  $108.6
                                 ======     ======   ======  ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                               April 29   January 1
                                                               through     through
                                                             December 31, April 28,
                                                                 2004       2004     2003    2002
                                                             ------------ --------- ------  ------
                                                                         (in millions)
Tax at 35%..................................................    $171.0     $166.0   $425.2  $198.6
Add (deduct):
  Prior year taxes..........................................      14.2        2.3      4.7    (2.7)
  Tax credits...............................................     (37.9)     (18.6)   (50.2)  (36.4)
  Foreign taxes.............................................       1.3         --      1.4     2.0
  Tax exempt investment income..............................      (7.3)      (4.2)   (21.3)  (25.7)
  Lease income..............................................     (24.5)      (2.4)    (9.7)  (25.5)
  Other.....................................................      (1.0)      (1.5)    (4.8)   (1.7)
                                                                ------     ------   ------  ------
   Total income taxes.......................................    $115.8     $141.6   $345.3  $108.6
                                                                ======     ======   ======  ======

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                December 31,
                                                             ------------------
                                                               2004      2003
                                                             -------- ---------
                                                                (in millions)
Deferred tax assets:
Policy reserve adjustments.................................. $  787.0 $   639.8
Other employee benefits.....................................    176.9     174.9
Book over tax basis of investments..........................    586.9     528.9
Dividends payable to policyholders..........................    253.0      99.6
Interest....................................................     56.6      40.2
Pension plan expense........................................     57.7        --
Deferred policy acquisition costs...........................    146.4        --
                                                             -------- ---------
  Total deferred tax assets.................................  2,064.5   1,483.4
                                                             -------- ---------
Deferred tax liabilities:
Pension plan expense........................................       --      47.5
Deferred policy acquisitions costs..........................       --     925.6
Depreciation................................................     33.8      72.3
Basis in partnerships.......................................    108.9      72.6
Market discount on bonds....................................    146.1      20.0
Capitalized charges related to mutual funds.................       --       3.0
Lease income................................................     71.2   1,041.4
Value of business acquired..................................  1,215.8        --
Unrealized gains............................................    227.1     705.1
Merger expenses.............................................    208.4        --
Other.......................................................      3.1      29.9
                                                             -------- ---------
  Total deferred tax liabilities............................  2,014.4   2,917.4
                                                             -------- ---------
  Net deferred tax assets (liabilities)..................... $   50.1 $(1,434.0)
                                                             ======== =========

The Company made income tax payments of $59.4 million, $147.4 million and $104.9 million in 2004, 2003 and 2002, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 -- Closed Block


As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                                                        December 31,
                                                                                                    --------------------
                                                                                                       2004       2003
                                                                                                    ---------  ---------
                                                                                                        (in millions)
Liabilities
Future policy benefits............................................................................. $10,759.5  $10,690.6
Policyholder dividend obligation...................................................................     540.1      400.0
Policyholders' funds...............................................................................   1,506.7    1,511.9
Policyholder dividends payable.....................................................................     419.3      413.1
Other closed block liabilities.....................................................................      64.4       37.4
                                                                                                    ---------  ---------
   Total closed block liabilities.................................................................. $13,290.0  $13,053.0
                                                                                                    =========  =========
Assets
Investments
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value: 2003 -- $69.6)................................. $      --  $    66.0
 Available-for-sale -- at fair value (cost: 2004 -- $6,474.1; 2003 -- $5,847.6)....................   6,585.6    6,271.1
Equity securities:
 Available-for-sale -- at fair value (cost: 2004 -- $7.0; 2003 -- $9.1)............................       7.0        9.1
Mortgage loans on real estate......................................................................   1,662.0    1,577.9
Policy loans.......................................................................................   1,534.3    1,554.0
Short-term investments.............................................................................        --        1.2
Other invested assets..............................................................................     324.3      230.6
   Total investments...............................................................................  10,113.2    9,709.9
Cash and cash equivalents..........................................................................     142.9      248.3
Accrued investment income..........................................................................     140.2      145.1
Other closed block assets..........................................................................     317.2      308.6
                                                                                                    ---------  ---------
   Total closed block assets....................................................................... $10,713.5  $10,411.9
                                                                                                    =========  =========
Excess of reported closed block liabilities over assets designated to the closed block............. $ 2,576.5  $ 2,641.1
Portion of above representing other comprehensive income:
 Unrealized appreciation (depreciation), net of tax of $(39.7) million and $(148.0) million at 2004
   and 2003, respectively..........................................................................      74.3      275.3
 Allocated to the policyholder dividend obligation, net of tax $40.1 million and $148.1 million at
   2004 and 2003, respectively.....................................................................     (74.4)    (275.1)
                                                                                                    ---------  ---------
   Total...........................................................................................      (0.1)       0.2
   Maximum future earnings to be recognized from closed block assets and liabilities............... $ 2,576.4  $ 2,641.3
                                                                                                    =========  =========
Change in the policyholder dividend obligation:
 Balance at beginning of period.................................................................... $   400.0  $   288.9
Purchase accounting fair value adjustment..........................................................     208.4
Impact on net income before income taxes...........................................................     (68.4)     (57.9)
Unrealized investment gains (losses)...............................................................       0.1      169.0
                                                                                                    ---------  ---------
   Balance at end of period........................................................................ $   540.1  $   400.0
                                                                                                    =========  =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                             Period from  Period from
                                                               April 29    January 1
                                                               through      through
                                                             December 31,  April 28,
                                                                 2004        2004      2003
                                                             ------------ ----------- ------
                                                                      (in millions)
Change in the policyholder dividend obligation:
  Balance at beginning of period............................    $308.8      $ 400.0   $288.9
Purchase accounting fair value adjustment...................     208.4           --       --
Impact on net income before income taxes....................     (91.8)        23.4    (57.9)
Unrealized investment gains (losses)........................     114.7       (114.6)   169.0
                                                                ------      -------   ------
   Balance at end of period.................................    $540.1      $ 308.8   $400.0
                                                                ======      =======   ======

                                                                       Period from  Period from
                                                                         April 29    January 1
                                                                         through      through    Year Ended   Year Ended
                                                                       December 31,  April 28,  December 31, December 31,
                                                                           2004        2004         2003         2002
                                                                       ------------ ----------- ------------ ------------
                                                                                         (in millions)
Revenues
Premiums..............................................................    $573.2      $278.0      $  915.7     $  969.9
Net investment income.................................................     348.0       208.4         648.2        663.9
Net realized investment and other gains (losses), net of amounts credited to the policyholder dividend obligation of $8.1 million for the period April 29 through December 31, 2004; $(33.7) million for the period January 1 through April 28, 2004; and $(58.2) million and
  $(11.9) million, for the years ended December 31, 2003 and 2002,
  respectively........................................................       1.3       (35.7)         (4.5)        (5.2)
Other closed block revenues...........................................        --        (0.2)         (0.1)         0.1
                                                                          ------      ------      --------     --------
 Total closed block revenues..........................................     922.5       450.5       1,559.3      1,628.7
Benefits and Expenses
Benefits to policyholders.............................................     636.0       310.9         982.0      1,057.6
Change in the policyholder dividend obligation........................     (85.2)      (11.2)         (2.4)       (60.2)
Other closed block operating costs and expenses.......................      (3.4)        0.9          (3.0)        (5.2)
Dividends to policyholders............................................     285.1       141.1         449.5        489.7
                                                                          ------      ------      --------     --------
 Total benefits and expenses..........................................     832.5       441.7       1,426.1      1,481.9
Closed block revenues, net of closed block benefits and expenses,
  before income taxes and cumulative effect of accounting change......      90.0         8.8         133.2        146.8
Income taxes, net of amounts credited to the policyholder dividend obligation of $1.7 million for the period April 29 through December
  31, 2004; $0.6 million for the period January 1 through April 28,
  2004; and $2.1 million and $1.3 million, for the years ended
  December 31, 2003 and 2002 respectively.............................      31.6         2.3          45.6         50.0
                                                                          ------      ------      --------     --------
Closed block revenues, net of closed block benefits and expenses and
  income taxes, before cumulative effect of accounting change.........    $ 58.4      $  6.5      $   87.6     $   96.8
                                                                          ======      ======      ========     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Maximum future earnings from closed block assets and liabilities:

                                         Years Ended December 31,
                                         -----------------------
                                           2004         2003
                                          --------     --------
                                            (in millions)
                    Beginning of period. $2,641.3     $2,728.9
                    End of period.......  2,576.4      2,641.3
                                          --------     --------
                    Change during period $  (64.9)    $  (87.6)
                                          ========     ========

Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it now occupies in those buildings and plans on continuing to use them as its corporate headquarters. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $233.8 million and a deferred profit of $247.7 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which has a 15 year market-based lease term. The other two properties have operating market-based leases which range from 5 to 12 years. The Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage. This sublease was terminated in April 2004, when the Company sold the parking garage to Beacon Capital Partners. The Company recognized a gain on the sale of the garage of $74.2 million. The Company has a cancelable market rate lease for parking spaces at the garage.

The future minimum lease payments by year and in the aggregate, under the capital lease and under non-cancelable operating leases are presented below:

                                                                Non-
                                                             cancelable
                                                     Capital Operating
                                                      Lease    Leases
                                                     ------- ----------
                                                       (in millions)
         2005....................................... $  8.8    $ 42.0
         2006.......................................    8.8      42.0
         2007.......................................    8.8      37.1
         2008.......................................    8.8      34.1
         2009.......................................    8.8      31.0
         Thereafter.................................   79.9     123.6
                                                     ------    ------
         Total minimum lease payments...............  123.9    $309.8
                                                               ======
         Amounts representing interest..............  (45.8)
                                                     ------
         Present value of net minimum lease payments   78.1
         Current portion of capital lease obligation   (8.8)
                                                     ------
         Total...................................... $ 69.3
                                                     ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 -- Debt and Line of Credit


Short-term and long-term debt consists of the following:

                                                           December 31,
                                                        ------------------
                                                          2004      2003
                                                        --------  --------
                                                           (in millions)
     Short-term debt:
     Current maturities of long-term debt.............. $  137.7  $  104.0
     Long-term debt:
       Surplus notes, 7.38% maturing in 2024 (1).......    516.7     447.6
       Notes payable, interest ranging from 6.4% to
        12.1%, due in varying amounts to 2012..........    176.5     171.3
                                                        --------  --------
     Total long-term debt..............................    693.2     618.9
     Less current maturities...........................   (137.7)   (104.0)
                                                        --------  --------
     Long-term debt....................................    555.5     514.9
                                                        --------  --------
        Total long and short-term debt before fair
          value adjustments............................    693.2     618.9
     Fair value adjustments related to interest rate
       swaps (1).......................................     22.1      94.5
                                                        --------  --------
     Total long and short-term debt after fair value
       adjustments..................................... $  715.3  $  713.4
                                                        ========  ========
     Consumer notes:
       Notes payable, interest ranging from 1.75% to
        6.25% due in varying amounts to 2032........... $2,379.1  $1,550.4
                                                        ========  ========

(1)As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance. The notes payable consists of debt issued by various operating subsidiaries of the Company of which $124.5 million was outstanding at December 31, 2004 at Signature Fruit, Inc., a subsidiary of the Company, $101.7 million of which is short-term.

At December 31, 2004 the Company had two separate committed lines of credit: one of $500 million, through a syndication of banks including Fleet National Bank, JPMorgan Chase, Credit Suisse First Boston, The Bank of New York, Barclays, The Bank of Nova Scotia, Wachovia, Royal Bank of Canada, State Street Bank, Bank of America, Bank One, BNP Paribas, Deutsche Bank, PNC Bank, Sovereign Bank, Westdeutsche Landesbank, Comerica Bank and Northern Trust (the "external line of credit"); the second of $1.0 billion with the Company's parent, Manulife (the "Manulife line of credit"). The external line of credit agreement provides for a multi-year facility for $500 million (renewable in 2005). The external line of credit is available for general corporate purposes. The external line of credit agreement has no material adverse change clause, and includes, among others, the following covenants: minimum requirements for JHFS shareholder's equity, maximum limit on the capitalization ratio and a negative pledge clause (with exceptions) as well as limitations on subsidiary debt, none of which were triggered as of December 31, 2004. The external line of credit also contains cross-acceleration provisions, none of which were triggered as of December 31, 2004. The fee structure of the external line of credit is determined by the rating levels of JHFS or the Life Company. To date, the Company has not borrowed any amounts under the external lines of credit as of December 31, 2004.

The Manulife line of credit agreement provides for a 364-day credit facility for $1.0 billion. Manulife will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2004. To date, we have not borrowed any amounts under the external or Manulife lines of credit as of December 31, 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Aggregate maturities of long-term debt are as follows: 2005 -- $137.7 million; 2006 -- $16.0 million; 2007 -- $11.7 million; 2008 -- $2.0 million, 2009 --
$1.2 million; and thereafter -- $524.6 million.

Interest expense on debt, included in other operating costs and expenses, was $27.7 million and $14.2 million for the periods from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest expense on debt, included in other operating costs and expenses, was $49.6 million and $52.6 million in 2003 and 2002, respectively. Interest paid on debt was $24.8 million and $19.2 million for the period from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest paid amounted to $46.2 million in 2003 and $47.0 million in 2002.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2005 -- $22.1 million, 2006 -- $80.5 million; 2007 -- $144.0 million; 2008 -- $106.3 million, 2009 -- $38.2 million; and thereafter -- $1,977.5 million. As of December 31, 2004, there were no maturities of consumer notes in 2004.

Interest expense on consumer notes, included in benefits to policyholders, was $100.8 million, $39.0 million and $2.5 million in 2004, 2003, and 2002, respectively. Interest paid amounted to $90.1 million, $29.8 million and $1.4 million in 2004, 2003 and 2002.

Note 10 -- Minority Interest

Minority interest consist of equity interests in a consolidated partnership. For financial reporting purposes, the assets, the liabilities, and earnings of the partnership are consolidated in the Company's financial statements. The minority interest of $5.1 million on the Company's Consolidated Balance Sheets in the equity of the consolidated partnership reflects the original investment by minority shareholders in the consolidated partnership, along with their proportional share of the earnings or losses of this partnership.

Note 11 -- Related Party Transactions

The Company provides JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses in the Company's Consolidated Statements of Income. The Company charged JHFS service fees of $17.3 million, $21.0 million and $23.0 million for the years ending
December 31, 2004, 2003 and 2002, respectively. As of December 31, 2004, JHFS was current in its payments to the Company related to these services.

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $6.4 million, $5.7 million and $7.2 million during the years ended December 31, 2004, 2003 and 2002, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

During the years ended December 31, 2004 and 2003, the Company paid $100.1 million and $24.8 million, respectively, in premiums to an affiliate, John Hancock Insurance Company of Vermont (JHIC of Vermont) for certain insurance services. All of these were in Trust Owned Health Insurance (TOHI) premiums, a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $1,529.0 million and $994.5 million at December 31, 2004 and 2003, respectively, which are included with other liabilities in the Company's Consolidated Balance Sheets and recorded reinsurance recoverable from JHReCo of $2,169.2 million and $1,421.1 million at December 31, 2004 and 2003, respectively, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHReCo were $702.8 million, $868.7 million and $596.8 million during the years ended December 31, 2004, 2003 and 2002 respectively.

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $286.5 million and $157.2 million at December 31, 2004 and 2003, which is included with other liabilities in the Company's Consolidated Balance Sheets. At December 31, 2004 and December 31, 2003, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $1.0 and $0.8 million during the years ended December 31, 2004 and 2003.

The Company, in the ordinary course of business, invests funds deposited with it by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2004, the Company managed approximately $58.5 million of investments for Manulife affiliates which to date generated market-based revenue for the Company.

To effect the efficiencies of the merger with Manulife, the Company has an arrangement with its parent, Manulife, to share the cost of certain corporate services including, among others, personnel, property facilities, catastrophic reinsurance coverage, and directors' and officers insurance. In addition, synergies of sales agents are being found whereby the Company has an arrangement for the compensation of its sales agents for cross-selling products of Manulife affiliates. Operational efficiencies identified in the merger are subject to a service agreement between the Company and its affiliate Manulife U.S.A., a U.S.-based life insurance subsidiary of Manulife, whereby the Company is obligated to provide certain services in support of Manulife U.S.A's business. Further, under the service agreement Manulife U.S.A. is obligated to provide compensation to the Company for services provided. Through December 31, 2004, there had not been a material level of business transacted under the service agreement and no material receivable is owed to the Company at period end.

There are two Service Agreements, both effective as of April 28, 2004, between the Company and The Manufacturers Life Insurance Company (U.S.A.) which on January 1, 2005 changed its name to John Hancock Life insurance Company (U.S.A.) ("John Hancock USA"). Under the one agreement the Company provides services to John Hancock USA, and under the other John Hancock USA provides services to the Company. In both cases the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where the Company provides services to John Hancock USA, a "Provider Affiliate" means the Company's parent, JHFS, and its direct and indirect subsidiaries, except for John Hancock USA. As of December 31, 2004 there are accrued payables of $9.8 million for these service agreements. John Hancock USA paid $15.3 million and Manulife New York paid $0.9 million to Signator for commissions on Manulife product sales.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Prior to its merger with Manulife, the Company reinsured certain portions of its closed block with Manulife. During the fourth quarter of 2004, the Life Company entered into an additional agreement covering closed block policies with a Manulife affiliate. The Company entered into these reinsurance contracts in order to facilitate its statutory capital management process. Both the original and the revised reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. The closed block reinsurance agreement is a financial reinsurance agreement and does not meet the risk transfer definition for U.S. GAAP reporting purposes. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported on the consolidated statements of income. The Company's Consolidated Financial Statements do not report reinsurance ceded premiums or reinsurance recoverable. The Company's Consolidated Financial Statements report a risk fee that was paid to the Manulife reinsurance companies for year 2004. This appears in other operating costs and expenses in the Consolidated Statements of Income and was $1.5 million for the period the Company operated as a subsidiary of Manulife, April 29, 2004 through December 31, 2004.

Note 12 -- Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                              April 29, 2004 to  January 1, 2004 to
                              December 31, 2004   April 28, 2004            2003                  2002
                             ------------------  ----------------   --------------------  --------------------
                                  Premiums           Premiums             Premiums              Premiums
                             ------------------  ----------------   --------------------  --------------------
                              Written   Earned   Written    Earned   Written     Earned    Written     Earned
                             --------  --------  -------   -------  ---------  ---------  ---------  ---------
                                                               (in millions)
Direct...................... $1,675.8  $1,683.4  $ 856.8   $ 846.7  $ 2,816.3  $ 2,813.5  $ 2,570.1  $ 2,565.0
Assumed.....................    484.3     484.3    192.8     192.8      690.5      690.5      469.3      469.3
Ceded.......................   (815.7)   (815.7)  (411.5)   (411.5)  (1,464.6)  (1,464.6)  (1,050.1)  (1,050.1)
                             --------  --------  -------   -------  ---------  ---------  ---------  ---------
Net life, health and annuity
  premiums.................. $1,344.4  $1,352.0  $ 638.1   $ 628.0  $ 2,042.2  $ 2,039.4  $ 1,989.3  $ 1,984.2
                             ========  ========  =======   =======  =========  =========  =========  =========

For the period January 1 through April 29, 2004 and April 29 through December 31, 2004 benefits to policyholders under life, health and annuity ceded reinsurance contracts were $172.4 million and $360.9 million respectively. For the years ended December 31, 2003 and 2002, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $474.6 million and $645.9 million, respectively.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans


The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

Benefits related to the defined benefit pension plans paid to employees and retirees were $80.6 million for the period January 1 through April 28, 2004 and $128.9 million April 29 through December 31, 2004. Benefits related to the defined benefit pension plans paid to employees and retirees were $167.7 million and $161.0 million in 2003, and 2002, respectively.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.0 million, $9.6 million, and $10.4 million in 2004, 2003 and 2002, respectively.

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre- January 1, 1992 retired employees.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from John Hancock. The first group, those who retired prior to January 1, 1992, receive a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet Medicare's criteria for a qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre 1992 retirees will be lower as a result of the new Medicare provisions. In accordance with FASB Staff Position FAS 106-2, the Company reflected a reduction in liability for this group of $40.9 million as of the purchase accounting remeasurement (April 28, 2004). With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of total cost. Since final regulations on determining whether a benefit meets the actual criteria for qualifying drug coverage have not been issued by Medicare as of December 31, 2004, the Company will address the impact of the Act with respect to post- 1991 retirees once these clarifying regulations have been issued.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)


Obligations and Funded Status:

                                                                                     Other Postretirement
                                                                  Pension Benefits       Benefits
                                                                 ------------------  -------------------
                                                                       Years Ended December 31,
                                                                 ---------------------------------------
                                                                   2004      2003      2004       2003
                                                                 --------  --------   -------   -------
                                                                             (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year......................... $2,174.8  $2,029.3  $ 615.4    $ 584.3
Service cost....................................................     22.3      25.8      1.4        1.5
Interest cost...................................................    128.2     130.5     36.3       35.3
Amendments......................................................       --        --       --      (54.3)
Actuarial loss..................................................    126.4     156.9     54.0       93.3
Benefits paid...................................................   (209.5)   (167.7)   (51.1)     (43.9)
Curtailment.....................................................       --        --       --       (0.8)
                                                                 --------  --------   -------   -------
Benefit obligation at end of year............................... $2,242.2  $2,174.8  $ 656.0    $ 615.4
                                                                 ========  ========   =======   =======
Change in plan assets:
Fair value of plan assets at beginning of year.................. $2,101.2  $1,861.0  $ 237.0    $ 204.2
Actual return on plan assets....................................    259.5     393.4     22.3       44.8
Employer contribution...........................................     53.9      14.5     51.1       32.0
Employee contribution...........................................       --        --      5.4        4.2
Benefits paid...................................................   (209.5)   (167.7)   (56.5)     (48.2)
                                                                 --------  --------   -------   -------
Fair value of plan assets at end of year........................ $2,205.1  $2,101.2  $ 259.3    $ 237.0
                                                                 ========  ========   =======   =======
Funded status................................................... $  (37.1) $  (73.6) $(396.7)   $(378.4)
Unrecognized actuarial (gain) loss..............................    (71.7)    401.1     23.3      157.1
Unrecognized prior service cost.................................       --      55.3       --      (81.2)
                                                                 --------  --------   -------   -------
Prepaid (accrued) benefit cost.................................. $ (108.8) $  382.8  $(373.4)   $(302.5)
                                                                 ========  ========   =======   =======
Amounts recognized in the Company's Consolidated Balance Sheets:
Prepaid benefit cost............................................ $  154.1  $  569.4
Accrued benefit liability including minimum liability...........   (279.9)   (317.0)
Intangible asset................................................       --       0.1
Accumulated other comprehensive income..........................     17.0     130.3
                                                                 --------  --------
Net amount recognized........................................... $ (108.8) $  382.8
                                                                 ========  ========

The accumulated benefit obligations for all defined benefit pension plans was $2,126.2 million and $2,076.5 million at December 31, 2004 and 2003, respectively and is included in other liabilities on the Company's Consolidated Balance Sheets.

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                 Years Ended December 31,
                                                 ------------------------
                                                  2004         2003
                                                    ------      ------
                                                 (in millions)
                  Projected benefit obligation.. $376.5       $337.2
                  Accumulated benefit obligation  355.3        317.9
                  Fair value of plan assets.....    4.3          0.9

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)


Components of Net Periodic Benefit cost:

                                                      Years Ended December 31,
                                   -------------------------------------------------------------
                                          Pension Benefits         Other Postretirement Benefits
                                   ------------------------------  -----------------------------
                                   January 1   April 29            January 1   April 29
                                    through    through              through    through
                                   April 28, December 31,          April 28, December 31,
                                     2004        2004       2003     2004        2004      2003
                                   --------- ------------ -------  --------- ------------ ------
                                                           (in millions)
Service cost......................  $  7.5     $  14.8    $  25.9    $ 0.5      $  0.9    $  1.6
Interest cost.....................    43.2        85.0      130.5     11.8        24.5      35.3
Expected return on plan assets....   (58.8)     (115.1)    (155.8)    (6.9)      (13.9)    (17.4)
Amortization of transition asset..      --          --        0.1       --          --        --
Amortization of prior service cost     2.2          --        7.4     (2.5)         --      (6.6)
Recognized actuarial gain (loss)..     8.3          --       29.7      4.2          --       6.9
                                    ------     -------    -------    -----      ------    ------
Net periodic benefit (credit) cost  $  2.4     $ (15.3)   $  37.8    $ 7.1      $ 11.5    $ 19.8
                                    ======     =======    =======    =====      ======    ======

Additional Information:

                                                                       Years Ended December 31,
                                                                -------------------------------------------------
                                                                                             Other Postretirement
                                                                      Pension Benefits       Benefits
                                                                ---------------------------- --------------------
                                                                January 1   April 29
                                                                 through    through
                                                                April 28, December 31,
                                                                  2004        2004     2003  2004       2003
                                                                --------- ------------ ----- ----       ----
                                                                            (in millions)
Increase in minimum liabilities included in other comprehensive
  income.......................................................   $(5.6)    $(107.7)   $25.8 N/A        N/A

Assumptions:

Weighted-average assumptions used to determine benefit obligation:

                                                Years Ended December 31,
                                                ------------------------------------
                                                                 Other Postretirement
                                                Pension Benefits   Benefits
                                                ---------------  -------------------
                                                2004     2003     2004       2003
                                                ----     ----      -----     -----
      Discount rate............................ 5.75%    6.25%    5.75%      6.25%
      Rate of compensation increase............ 4.00%    3.00%     N/A        N/A
      Health care trend rate for following year                  10.50%     11.00%
      Ultimate trend rate......................                   5.00%      5.25%
      Year ultimate rate reached...............                   2016       2010

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)


Weighted-average assumptions used to determine net periodic benefit cost:

                                                Years Ended December 31,
                                                ------------------------------------
                                                                 Other Postretirement
                                                Pension Benefits   Benefits
                                                ---------------  -------------------
                                                2004     2003     2004       2003
                                                ----     ----      -----     -----
      Discount rate............................ 6.25%    6.75%    6.00%      6.75%
      Expected long-term return on plan assets. 8.50%    8.75%    8.75%      8.75%
      Rate of compensation increase............ 3.00%    3.50%     N/A        N/A
      Health care trend rate for following year                  11.00%     10.00%
      Ultimate trend rate......................                   5.00%      5.25%
      Year ultimate rate reached...............                   2016       2008

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from the U.S. Securities and Exchange Commission staff suggestions are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                      1-Percentage   1-Percentage
                                                                     Point Increase Point Decrease
                                                                     -------------- --------------
                                                                             (in millions)
Effect on total service and interest costs in 2004..................     $ 1.7          $ (1.5)
Effect on postretirement benefit obligations as of December 31, 2004      28.2           (24.9)

Plan Assets

The Company's weighted-average asset allocations for its plans at December 31, 2004 and 2003, by asset category are as follows:

                                                 Pension
                                                Plan Assets
                                                at December 31,
                                                --------------
                                                2004    2003
                                                ----    ----
                      Asset Category
                      Equity securities........  65%     69%
                      Fixed maturity securities  25      24
                      Real estate..............   2       2
                      Other....................   8       5
                                                ---     ---
                      Total.................... 100%    100%
                                                ===     ===

The target allocations for assets of the Company's pension plans is summarized below for major asset categories.

                       Asset Category
                       Equity securities........ 50% -80%
                       Fixed maturity securities 25% -35%
                       Real estate..............  1%  -5%
                       Other.................... --% -15%

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)


The plans do not own any of the Company's common stock at December 31, 2004 and 2003.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2004, and 2003, by asset category are as follows:

                                                  Other
                                                Postretirement
                                                Benefits
                                                Plan Assets
                                                at December 31,
                                                --------------
                                                2004    2003
                                                ----    ----
                      Asset Category
                      Equity securities........  61%     61%
                      Fixed maturity securities  39      38
                      Real estate..............  --      --
                      Other....................  --       1
                                                ---     ---
                       Total................... 100%    100%
                                                ===     ===

Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account are invested on a combined basis with the assets of the Company's defined benefit pension plans.

Cash Flows

Contributions. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2004, $2.3 million was contributed to these qualified plans and no contributions were made in 2003. The entire $2.3 million was contributed to only one plan to ensure that the plan's assets continued to exceed the plan's Accumulated Benefit Obligation. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2004 and 2003, $51.6 million and $14.5 million, respectively, were contributed to three non-qualified plans. The Company expects to contribute approximately $4.7 million to its qualified pension plans in 2005 and approximately $64.3 million to its non-qualified pension plans in 2005.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payment

                 Year    Total Qualified Total Nonqualified Total
               ------    --------------- ------------------ ------
                                           (in millions)
                2005         $146.8            $ 64.3       $211.1
                2006          134.8              22.0        156.8
                2007          135.8              23.1        158.9
                2008          135.7              23.5        159.2
                2009          136.6              22.4        159.0
             2010 - 2014      707.9             108.7        816.6

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)


Projected Employer OPEB Benefits Payment (includes Future Service Accruals)

                                    Net of Medicare Part D
             Year    Gross Payments        Subsidy         Net Payments
           ------    -------------- ---------------------- ------------
                                       (in millions)
            2005         $ 53.5             $   --            $ 53.5
            2006           55.6               (4.0)             51.6
            2007           56.5               (4.1)             52.4
            2008           57.2               (4.2)             53.0
            2009           57.5               (4.2)             53.3
         2010 - 2014      285.1              (20.6)            264.5

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

                                                                      Years Ended December 31,
                                                  ----------------------------------------------------------------
                                                                2004                             2003
                                                  -------------------------------  -------------------------------
                                                  Qualified Nonqualified           Qualified Nonqualified
                                                    Plans      Plans       Total     Plans      Plans       Total
                                                  --------- ------------ --------  --------- ------------ --------
                                                                            (in millions)
Obligations and Funded Status:
Benefit obligation at the end of year............ $1,865.7    $ 376.5    $2,242.2  $1,837.7    $ 337.1    $2,174.8
Fair value of plan assets at end of year.........  2,200.8        4.3     2,205.1   2,100.3        0.9     2,101.2
Funded status (assets less obligations)..........    335.1     (372.2)      (37.1)    262.6     (336.2)      (73.6)
Unrecognized net actuarial loss (gain)...........    (99.0)      27.3       (71.7)    240.9      160.2       401.1
Unrecognized prior service cost..................       --         --          --      65.9      (10.6)       55.3
Unrecognized transition asset....................       --         --          --        --         --          --
                                                  --------    -------    --------  --------    -------    --------
Prepaid (accrued) benefit cost................... $  236.1    $(344.9)   $ (108.8) $  569.4    $(186.6)   $  382.8
                                                  ========    =======    ========  ========    =======    ========
Amounts recognized in the Company's Consolidated
  Balance Sheets:
Prepaid benefit cost............................. $  236.1    $ (82.0)   $  154.1  $  569.4    $    --    $  569.4
Accrued benefit liability including minimum
  liability......................................       --     (279.9)     (279.9)       --     (317.0)     (317.0)
Intangible asset.................................       --         --          --        --        0.1         0.1
Accumulated other comprehensive income...........       --       17.0        17.0        --      130.3       130.3
                                                  --------    -------    --------  --------    -------    --------
Net amount recognized............................ $  236.1    $(344.9)   $ (108.8) $  569.4    $(186.6)   $  382.8
                                                  ========    =======    ========  ========    =======    ========
Components of net periodic (credit) benefit cost:
Service cost..................................... $   19.7    $   2.6    $   22.3  $   24.1    $   1.8    $   25.9
Interest cost....................................    107.2       21.0       128.2     111.0       19.5       130.5
Expected return on plan assets...................   (173.7)      (0.2)     (173.9)   (155.6)      (0.2)     (155.8)
Amortization of transition asset.................       --         --          --        --        0.1         0.1
Amortization of prior service cost...............      2.2         --         2.2       7.5       (0.1)        7.4
Recognized actuarial gain........................      3.9        4.4         8.3      20.1        9.6        29.7
                                                  --------    -------    --------  --------    -------    --------
Net periodic benefit (credit) cost............... $  (40.7)   $  27.8    $  (12.9) $    7.1    $  30.7    $   37.8
                                                  ========    =======    ========  ========    =======    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14 -- Commitments, Guarantee, Contingencies and Legal Proceedings


Commitments

The Company has extended commitments to purchase fixed maturity investments, preferred and common stock and other invested assets and to issue mortgage loans on real estate totaling $322.4 million, $42.0 million, $443.7 million and $557.4 million, respectively, at December 31, 2004. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $1.4 billion at December 31, 2004. The majority of these commitments expire in 2005.

Guarantees

In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under accounting principles generally accepted in the U.S. specific to the insurance industry. The Company has no material guarantees outstanding outside the scope of insurance accounting at December 31, 2004.

Contingencies

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect to personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect to this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million. During 2004, the Company received additional information about its exposure and recognized an additional charge of $92.4 million, after tax, as its current best estimate of its exposure as of December 31, 2004.

Legal Proceedings

We are regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning our compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, we have been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to mutual funds underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. We intend to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. We do not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 -- Shareholder's Equity


Common Stock

The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares issued and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

                                                                                   Net
                                                                               Accumulated   Foreign              Accumulated
                                                                     Net       Gain (Loss)  Currency    Minimum      Other
                                                                  Unrealized     on Cash   Translation  Pension  Comprehensive
                                                                Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                                -------------- ----------- ----------- --------- -------------
                                                                                        (in millions)
Balance at December 31, 2001...................................     $247.3       $ 19.1       $(3.0)    $(37.8)     $225.6
Gross unrealized gains (losses) (net of deferred income tax
  expense of $32.1 million)....................................       87.2           --          --         --        87.2
Reclassification adjustment for gains (losses), realized in net
  income (net of income tax expense of $61.6 million)..........      114.4           --          --         --       114.4
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $14.6 million)................      (27.2)          --          --         --       (27.2)
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax benefit of
  $20.5 million)...............................................      (38.0)          --          --         --       (38.0)
Adjustment for policyholder dividend obligation (net of
  deferred income tax benefit of $38.0 million)................      (70.7)          --          --         --       (70.7)
                                                                    ------       ------       -----     ------      ------
Net unrealized gains (losses)..................................       65.7           --          --         --        65.7
Minimum pension liability (net of deferred income tax benefit
  of $13.2 million)............................................         --           --          --      (24.4)      (24.4)
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $94.5 million).........................         --        175.3          --         --       175.3
                                                                    ------       ------       -----     ------      ------
Balance at December 31, 2002...................................     $313.0       $194.4       $(3.0)    $(62.2)     $442.2
                                                                    ======       ======       =====     ======      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                   Net
                                                                               Accumulated   Foreign              Accumulated
                                                                     Net       Gain (Loss)  Currency    Minimum      Other
                                                                  Unrealized     on Cash   Translation  Pension  Comprehensive
                                                                Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                                -------------- ----------- ----------- --------- -------------
                                                                                        (in millions)
Balance at January 1, 2003.....................................    $  313.0      $194.4       $(3.0)    $(62.2)    $  442.2
Gross unrealized gains (losses) (net of deferred income tax
  expense of $504.6 million)...................................       937.7          --          --         --        937.7
Reclassification adjustment for gains (losses), realized in net
  income (net of income tax expense of $130.6 million).........       242.5          --          --         --        242.5
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $22.0 million)................       (40.9)         --          --         --        (40.9)
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax benefit of
  $59.1 million)...............................................      (109.8)         --          --         --       (109.8)
Adjustment for policyholder dividend obligation (net of
  deferred income tax benefit of $59.2 million)................      (109.8)         --          --         --       (109.8)
                                                                   --------      ------       -----     ------     --------
Net unrealized gains (losses)..................................       919.7          --          --         --        919.7
Foreign currency translation adjustment........................          --          --        (0.1)        --         (0.1)
Minimum pension liability (net of deferred income tax benefit
  of $8.5 million).............................................          --          --          --      (15.8)       (15.8)
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $17.1 million).........................          --        31.7          --         --         31.7
Change in accounting principle (net of income tax expense of
  $53.8 million)...............................................        99.9          --          --         --         99.9
                                                                   --------      ------       -----     ------     --------
Balance at December 31, 2003...................................    $1,332.6      $226.1       $(3.1)    $(78.0)    $1,477.6
                                                                   ========      ======       =====     ======     ========

                                                                                   Net
                                                                               Accumulated   Foreign              Accumulated
                                                                     Net       Gain (Loss)  Currency    Minimum      Other
                                                                  Unrealized     on Cash   Translation  Pension  Comprehensive
                                                                Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                                -------------- ----------- ----------- --------- -------------
                                                                                        (in millions)
Balance at January 1, 2004.....................................    $1,332.6      $226.1       $(3.1)    $(78.0)    $1,477.6
Gross unrealized gains (losses) (net of deferred income tax
  benefit of $139.1 million)...................................      (257.8)         --          --         --       (257.8)
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $0.5 million).................        (1.0)         --          --         --         (1.0)
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax of $84.0
  million).....................................................       156.1          --          --         --        156.1
Adjustment for policyholder dividend obligation (net of
  deferred income tax of $39.9 million)........................        74.1          --          --         --         74.1
                                                                   --------      ------       -----     ------     --------
Net unrealized gains (losses)..................................       (28.6)         --          --                   (28.6)
Foreign currency translation adjustment........................          --                    (0.3)        --         (0.3)
Minimum pension liability (net of deferred income tax benefit
  of $0.4 million).............................................          --          --          --        0.6          0.6
Net accumulated gains (losses) on cash flow hedges (net of
  income tax benefit of $20.0 million).........................          --       (37.3)         --         --        (37.3)
                                                                   --------      ------       -----     ------     --------
Balance at April 28, 2004......................................    $1,304.0      $188.8       $(3.4)    $(77.4)    $1,412.0
                                                                   ========      ======       =====     ======     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                 Net
                                                                             Accumulated   Foreign              Accumulated
                                                                   Net       Gain (Loss)  Currency    Minimum      Other
                                                                Unrealized     on Cash   Translation  Pension  Comprehensive
                                                              Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                              -------------- ----------- ----------- --------- -------------
                                                                                      (in millions)
Balance at April 28, 2004....................................   $ 1,304.0      $ 188.8      $(3.4)    $(77.4)    $ 1,412.0
                                                                =========      =======      =====     ======     =========
Acquisition by Manulife Financial Corporation:
Sale of accumulated other comprehensive income...............    (1,304.0)      (188.8)       3.4       77.4      (1,412.0)
                                                                ---------      -------      -----     ------     ---------
Balance at April 29, 2004....................................   $      --      $    --      $  --     $   --     $      --
                                                                =========      =======      =====     ======     =========
Gross unrealized gains (losses) (net of deferred income tax
  expense of $292.0 million).................................   $   544.9           --         --         --     $   544.9
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax benefit of
  $31.7 million).............................................       (58.9)          --         --         --         (58.9)
Adjustment for policyholder dividend obligation (net of
  deferred income tax benefit of $40.1 million)..............       (74.6)          --         --         --         (74.6)
                                                                ---------      -------      -----     ------     ---------
Net unrealized gains (losses)................................       411.4           --         --         --         411.4
Foreign currency translation adjustment......................          --           --      $ 0.6         --           0.6
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $110.4 million)......................          --      $ 242.4         --         --         242.4
Minimum pension liability, (net of deferred income tax
  expense of $6.0 million)...................................          --           --         --     $(11.0)        (11.0)
                                                                ---------      -------      -----     ------     ---------
Balance at December 31, 2004.................................   $   411.4      $ 242.4      $ 0.6     $(11.0)    $   643.4
                                                                =========      =======      =====     ======     =========

Net unrealized investment and other gains (losses), included in the Company's Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                                     For the Years Ended December 31,
                                                                     -------------------------------
                                                                       2004        2003       2002
                                                                      -------   ---------   -------
                                                                            (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
   Fixed maturities................................................. $ 825.1    $ 2,574.4   $ 839.8
   Equity investments...............................................     9.0         83.1      42.1
   Derivatives and other............................................     2.8         81.5      41.7
                                                                      -------   ---------   -------
Total...............................................................   836.9      2,739.0     923.6
Amounts of unrealized investment (gains) losses attributable to:
   Participating group annuity contracts............................      --           --     (90.8)
   Deferred policy acquisition costs and value of business acquired.  (114.7)      (278.4)   (109.5)
   Policyholder dividend obligation.................................   (90.6)      (422.9)   (253.9)
   Deferred Federal income taxes....................................  (220.2)      (705.1)   (156.4)
                                                                      -------   ---------   -------
Total...............................................................  (425.5)    (1,406.4)   (610.6)
                                                                      -------   ---------   -------
Net unrealized investment gains..................................... $ 411.4    $ 1,332.6   $ 313.0
                                                                      =======   =========   =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance (the Division) for a permitted accounting practice. The Company currently has one permitted practices which relate to an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $37.8 million, $51.1 million and $60.5 million on the purchase as goodwill at December 31, 2004, 2003 and 2002, respectively. This amount will be amortized over a ten year period. The impact on statutory net income was an amortization expense of $12.4 million and $9.3 million in 2004 and 2003, respectively. There was no amortization expense in 2002. As a result of this permitted practice, the Company's reported capital and surplus for the 2004, 2003 and 2002 reporting periods was increased by $37.8 million, $51.1 million and $60.5 million, respectively.

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of the John Hancock Life Company.

                                            2004     2003     2002
                                          -------- -------- --------
                                                (in millions)
            Statutory net income......... $  481.9 $  441.7 $  210.4
            Statutory capital and surplus  4,084.5  3,789.9  3,524.1

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of
(i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information


As a result of Manulife's merger with JHFS, see Note 1 -- Change of Control, the Company renamed and reorganized certain businesses within its operating segments to better align the Company with its new parent, Manulife. The Company renamed the Asset Gathering Segment as the Wealth Management Segment. Further efforts at reorganization of JHFS included the movement of the Institutional Investment Management Segment to the Corporate and Other Segment. Other realignments include moving Signator Investors, Inc. our agent sales organization, from Wealth Management to Protection, and group life, retail discontinued operations, discontinued health insurance operations and creditor from Corporate and Other to Protection. International Group Plans (IGP) remain in international operations and John Hancock Accident remains in our non-core business in our Corporate and Other Segment while in Manulife's segment results IGP and John Hancock Accident will be reported in Reinsurance. The financial results for all periods have been reclassified to conform to the current period presentation.

During the majority of 2004, the Company operated in the following four business segments: two segments primarily served retail customers, one segment served institutional customers and our fourth segment was the Corporate and Other Segment, which includes our institutional advisory business, the remaining international operations, and the corporate account. Our retail segments are the Protection Segment and the Wealth Management Segment, previously called Asset Gathering. Our institutional segment is the Guaranteed and Structured Financial Products Segment (G&SFP). In addition, in January 2005, the Company announced the transfer of the G&SFP Segment to the Wealth Management Segment with an intended focus on retail customers in the future. G&SFP is presented as its own operating segment for the discussion of 2004 results below. See below for a more detail description of the Company's reportable segments.

Prior to the merger, the Company operated in the following five business segments: two segments served primarily domestic retail customers, two segments served primarily domestic institutional customers, and our fifth segment was the Corporate and Other Segment, which included our remaining international operations, the corporate account and run-off from several discontinued business lines. Our retail segments were the Protection Segment and the Asset Gathering Segment. Our institutional segments were the Guaranteed and Structured Financial Products (G&SFP) Segment and the Investment Management Segment. For additional information about the Company's pre-acquisition business segments, please refer to the Company's 2003 Form 10-K.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing.

Wealth Management Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds closed-end funds, institutional advisory accounts and privately managed accounts. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants and banks.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Guaranteed and Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms. The segment's new banking products distribute primarily through the broker-dealer network to the retail investors. In addition, in January 2005, the Company announced the transfer of the G&SFP Segment to the Wealth Management Segment.

Corporate and Other Segment. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional investment management business and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

Subsequent to the merger, the Company changed its methodology for determining how much capital is needed to support its operating segments and redeployed capital according to the new methodology. As part of this process, the Company moved certain tax preferenced investments from the operating segments to the Corporate and Other Segment. These steps were taken as part of the alignment of the Company's investment and capital allocation processes with those of its parent, and they could have a material impact on each operating segment's investment income and net income in future periods.

The accounting policies of the segments are the same as those described in Note 2 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table summarizes selected financial information by segment, in millions, for the periods and dates indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block see Note 7 -- Closed Block in the notes to the consolidated financial statements.

                                                                          Wealth                Corporate
For the period from April 29 through December 31, 2004         Protection Management   G&SFP    and Other Consolidated
-------------------------------------------------------------- ---------- ---------- ---------  --------- ------------
Revenues:
 Revenues from external customers............................. $ 1,386.5  $   350.0  $    32.6  $  538.4   $ 2,307.5
 Net investment income........................................     878.7      417.9      834.5       1.0     2,132.1
 Net realized investment and other gains (losses).............     (26.8)     (19.4)      10.4       5.8       (30.0)
 Inter-segment revenues.......................................        --        0.9        0.4      (1.3)         --
                                                               ---------  ---------  ---------  --------   ---------
 Revenues..................................................... $ 2,238.4  $   749.4  $   877.9  $  543.9   $ 4,409.6
                                                               =========  =========  =========  ========   =========
 Net income................................................... $   228.4  $   136.8  $    89.6  $  (82.1)  $   372.7
                                                               =========  =========  =========  ========   =========
Supplemental Information:
 Equity in net income of investees accounted for by the equity
   method..................................................... $    35.8  $    14.4  $    45.5  $   30.2   $   125.9
 Carrying value of investments accounted for under the equity
   method.....................................................     768.8      316.2      685.2     660.0     2,430.2
 Amortization of deferred policy acquisition costs and value of business acquired, excluding amounts related to net
   realized investment and other gains (losses)...............      60.7       53.0       38.1      (0.1)      151.7
 Interest expense.............................................       0.1         --         --      34.6        34.7
 Income tax expense...........................................     118.9       61.4       31.4     (95.9)      115.8
 Segment assets............................................... $43,559.9  $19,851.1  $33,999.4  $2,350.3   $99,760.7
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses)............. $   (43.2) $   (23.9) $    45.3  $    5.8   $   (16.0)
 Less amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........       8.3        4.5         --        --        12.8
 Less amounts credited to participating pension contractholder
   accounts...................................................        --         --      (34.9)       --       (34.9)
 Add amounts credited to the policyholder dividend
   obligation.................................................       8.1         --         --        --         8.1
                                                               ---------  ---------  ---------  --------   ---------
 Net realized investment and other gains (losses), net of
   related amortization of deferred policy acquisition costs, value of the business acquired, amounts credited to
   participating pension contractholders and amounts credited to the policyholder dividend obligation -- per the
   consolidated financial statements.......................... $   (26.8) $   (19.4) $    10.4  $    5.8   $   (30.0)
                                                               =========  =========  =========  ========   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                Wealth             Corporate
For the period from January 1 through April 28, 2004                 Protection Management  G&SFP  and Other Consolidated
-------------------------------------------------------------------- ---------- ---------- ------  --------- ------------
Revenues:
 Revenues from external customers...................................  $  751.6    $116.6   $ 26.9   $232.6     $1,127.7
 Net investment income..............................................     492.7     237.5    530.4     24.1      1,284.7
 Inter-segment revenues.............................................        --       0.4      0.2     (0.6)          --
 Net realized investment and other gains (losses)...................      (9.0)     (1.5)     8.8    102.7        101.0
                                                                      --------    ------   ------   ------     --------
 Revenues...........................................................  $1,235.3    $353.0   $566.3   $358.8     $2,513.4
                                                                      ========    ======   ======   ======     ========
 Net income.........................................................  $  110.9    $ 49.5   $ 83.2   $ 85.7     $  329.3
                                                                      ========    ======   ======   ======     ========
Supplemental Information:
 Equity in net income of investees accounted for by the equity
   method...........................................................  $   11.4    $  3.1   $ 11.5   $ 43.7     $   69.7
 Amortization of deferred policy acquisition costs and value of business acquired, excluding amounts related to net realized
   investment and other gains (losses)..............................      71.4      50.0      0.6     (0.2)       121.8
 Interest expense...................................................       0.1        --       --      7.1          7.2
 Income tax expense.................................................      56.5      24.9     33.3     26.9        141.6
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses)...................  $   18.4    $ (5.8)  $ 17.0   $102.7     $  132.3
 Less amortization of deferred policy acquisition costs and value of business acquired, excluding amounts related to net realized
   investment and other gains (losses)..............................       6.6       4.3       --       --         10.9
 Less amounts credited to participating pension contractholder
   accounts.........................................................        --        --     (8.2)      --         (8.2)
 Add amounts credited to the policyholder dividend obligation.......     (34.0)       --       --       --        (34.0)
                                                                      --------    ------   ------   ------     --------
 Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs, value of the business acquired, amounts credited to participating pension contractholders and amounts credited to the policyholder
   dividend obligation -- per the consolidated financial
   statements.......................................................  $   (9.0)   $ (1.5)  $  8.8   $102.7     $  101.0
                                                                      ========    ======   ======   ======     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                          Wealth                Corporate
2003                                                           Protection Management   G&SFP    and Other Consolidated
-------------------------------------------------------------- ---------- ---------- ---------  --------- ------------
Revenues:
 Revenues from external customers............................. $ 2,200.9  $   412.3  $    63.1  $  772.2   $ 3,448.5
 Net investment income........................................   1,449.0      709.4    1,676.7     (35.7)    3,799.4
 Inter-segment revenues.......................................        --        1.2        0.4      (1.6)         --
 Net realized investment and other gains (losses).............     (30.9)     (47.0)    (215.3)    351.4        58.2
                                                               ---------  ---------  ---------  --------   ---------
 Revenues..................................................... $ 3,619.0  $ 1,075.9  $ 1,524.9  $1,086.3   $ 7,306.1
                                                               =========  =========  =========  ========   =========
 Net income................................................... $   317.3  $   157.9  $   (78.1) $  193.4   $   590.5
                                                               =========  =========  =========  ========   =========
Supplemental Information:
 Equity in net income of investees accounted for by the equity
   method..................................................... $    31.0  $    16.9  $    57.9  $   32.5   $   138.3
 Carrying value of investments accounted for under the equity
   method.....................................................     410.2      249.2      586.1     699.1     1,944.6
 Amortization of deferred policy acquisition costs and value of business acquired, excluding amounts related to net
   realized investment and other gains (losses)...............     195.1      111.4        2.3      (0.4)      308.4
 Interest expense.............................................       0.2         --         --      49.4        49.6
 Income tax expense...........................................     178.5       73.2       52.1      41.5       345.3
 Segment assets............................................... $37,435.1  $18,704.7  $35,667.1  $4,524.2   $96,331.1
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses)............. $   (96.8) $   (33.5) $  (218.7) $  351.4   $     2.4
 Less amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........       7.4      (13.5)        --        --        (6.1)
 Less amounts credited to participating pension contractholder
   accounts...................................................        --         --        3.4        --         3.4
 Add amounts credited to the policyholder dividend
   obligation.................................................      58.5         --         --        --        58.5
                                                               ---------  ---------  ---------  --------   ---------
 Net realized investment and other gains (losses), net of
   related amortization of deferred policy acquisition costs, value of business acquired, amounts credited to
   participating pension contractholders and amounts credited to the policyholder dividend obligation -- per the
   consolidated financial statements.......................... $   (30.9) $   (47.0) $  (215.3) $  351.4   $    58.2
                                                               =========  =========  =========  ========   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                          Wealth                Corporate
2002                                                           Protection Management   G&SFP    and Other Consolidated
-------------------------------------------------------------- ---------- ---------- ---------  --------- ------------
Revenues:
 Revenues from external customers............................. $ 2,279.5  $   397.2  $    64.5  $  621.1   $ 3,362.3
 Net investment income........................................   1,339.1      575.0    1,703.9     (37.0)    3,581.0
 Net realized investment and other gains (losses).............     (67.8)     (42.8)    (313.8)    (26.1)     (450.5)
 Intersegment Revenues........................................        --        1.1         --      (1.1)         --
                                                               ---------  ---------  ---------  --------   ---------
 Revenues..................................................... $ 3,550.8  $   930.5  $ 1,454.6  $  556.9   $ 6,492.8
                                                               =========  =========  =========  ========   =========
 Net income................................................... $   257.2  $    97.0  $    68.5  $   36.2   $   458.9
                                                               =========  =========  =========  ========   =========
Supplemental Information:
 Equity in net income of investees accounted for by the equity
   method..................................................... $    17.9  $     8.7  $    34.5  $    3.7   $    64.8
 Carrying value of investments accounted for under the equity
   method.....................................................     213.0      137.6      387.3     642.4     1,380.3
 Amortization of deferred policy acquisition costs and value of business acquired, excluding amounts relating to net
   realized investment and other gains (losses)...............     174.2      140.5        2.2      (0.4)      316.5
 Interest expense.............................................       0.5        0.5         --      51.6        52.6
 Income tax expense...........................................     140.2       41.2       17.6     (90.4)      108.6
 Segment assets............................................... $32,763.7  $16,037.9  $34,967.0  $4,038.4   $87,807.0
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses)............. $   (90.5) $   (70.9) $  (337.1) $  (26.1)  $  (524.6)
 Less amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........      10.8       28.1         --        --        38.9
 Less amounts credited to participating pension contractholder
   accounts...................................................        --         --       23.3        --        23.3
 Add amounts credited to the policyholder dividend
   obligation.................................................      11.9         --         --        --        11.9
                                                               ---------  ---------  ---------  --------   ---------
 Net realized investment and other gains (losses), net of
   related amortization of deferred policy acquisition costs, value of business acquired, amounts credited to
   participating pension contractholders and amounts credited to the policyholder dividend obligation -- per the
   consolidated financial statements.......................... $   (67.8) $   (42.8) $  (313.8) $  (26.1)  $  (450.5)
                                                               =========  =========  =========  ========   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                                 Income Before
                                                                 Income Taxes and
                                                                 Cumulative
                                                                 Effect of
                                            Long-Lived           Accounting
Location                           Revenues Assets     Assets    Changes
---------------------------------- -------- ---------- --------- ----------------
                                                   (in millions)
April 29 through December 31, 2004
United States..................... $4,107.0   $250.4   $99,574.2     $  473.0
Foreign -- other..................    302.6      0.3       186.5         15.5
                                   --------   ------   ---------     --------
                                   $4,409.6   $250.7   $99,760.7     $  488.5
                                   ========   ======   =========     ========
January 1 through April 28, 2004
United States..................... $2,407.3   $274.7   $98,709.9     $  471.9
Foreign -- other..................    106.1      0.2       109.0          2.3
                                   --------   ------   ---------     --------
                                   $2,513.4   $274.9   $98,818.9     $  474.2
                                   ========   ======   =========     ========
2003
United States..................... $6,898.2   $273.2   $96,232.2     $1,201.7
Foreign -- other..................    407.9      0.5        98.9         13.1
                                   --------   ------   ---------     --------
                                   $7,306.1   $273.7   $96,331.1     $1,214.8
                                   ========   ======   =========     ========
2002
United States..................... $6,214.6   $525.1   $87,719.6     $  556.8
Foreign -- other..................    278.2      0.6        87.4         10.7
                                   --------   ------   ---------     --------
                                   $6,492.8   $525.7   $87,807.0     $  567.5
                                   ========   ======   =========     ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 -- Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments: For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying value for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                                     December 31,
                                                        ---------------------------------------
                                                               2004                2003
                                                        ------------------- -------------------
                                                        Carrying    Fair    Carrying    Fair
                                                         Value      Value    Value      Value
                                                        --------- --------- --------- ---------
                                                                     (in millions)
Assets:
Fixed maturities:
 Held-to-maturity......................................        --        -- $ 1,488.7 $ 1,512.8
 Available-for-sale.................................... $47,863.2 $47,863.2  46,482.1  46,482.1
Equity securities:
 Available-for-sale....................................     330.5     330.5     333.1     333.1
 Trading securities....................................       4.2       4.2       0.6       0.6
Mortgage loans on real estate..........................  11,792.6  11,873.1  10,871.1  11,791.4
Policy loans...........................................   2,012.0   2,012.0   2,019.2   2,019.2
Short-term investments.................................       0.2       0.2      31.5      31.5
Cash and cash equivalents..............................   1,073.3   1,073.3   2,626.9   2,626.9
Derivatives:
 Futures contracts, net................................       1.1       1.1        --        --
 Interest rate swap agreements.........................     358.7     358.7     192.7     192.7
 Interest rate swap CMT................................        --        --       0.7       0.7
 Interest rate cap agreements..........................      11.8      11.8      28.2      28.2
 Interest rate floor agreements........................      85.3      85.3      76.0      76.0
 Currency rate swap agreements.........................     899.7     899.7     719.8     719.8
 Credit default swaps..................................       0.9       0.9       1.9       1.9
 Equity collar agreements..............................        --        --       2.0       2.0
Liabilities:
 Consumer notes........................................   2,379.1   2,360.9   1,550.4   1,473.0
 Debt..................................................     715.3     673.8     713.4     775.8
 Guaranteed investment contracts and funding agreements  14,643.0  14,689.9  17,101.4  17,110.5
 Fixed rate deferred and immediate annuities...........  11,047.7  11,076.8  10,336.0  10,602.9
 Supplementary contracts without life contingencies....      78.0      69.0      56.6      61.6
Derivatives:
 Futures contracts, net................................        --        --       0.2       0.2
 Interest rate swap agreements.........................     436.0     436.0     839.3     839.3
 Interest rate swaption agreements.....................       3.4       3.4       2.6       2.6
 Currency rate swap agreements.........................     858.9     858.9     677.0     677.0
 Credit default swaps..................................       2.5       2.5       0.9       0.9
Commitments............................................        --   1,425.4        --   2,168.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Goodwill and Other Intangible Assets


The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 -- Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill, brand name and investment management contracts. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger. Investment management contracts are the fair values of the investment management relationships between the Company and each of the mutual funds managed by the Company acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA), distribution networks and other investment management contracts. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger. Other investment management contracts are the values assigned to the Company's institutional investment management contracts managed by its investment management subsidiaries. Other investment management contracts have weighted average lives of 10 years at the merger. Collectively, these amortizable intangible assets have a weighted average life of 15 years at the merger.

Brand name, distribution networks, and other investment management contracts were initially recognized at the time of the acquisition of the Company by Manulife. Goodwill, investment management contracts and VOBA were expanded in scope and size as a result of the merger.

The Company will test non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets will be tested only in response to triggering events. The Company will test goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets will be evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments will be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                               Accumulated
                                             Gross Carrying   Amortization    Net Carrying
                                                 Amount     and Other Changes    Amount
                                             -------------- ----------------- ------------
                                                             (in millions)
December 31, 2004
Unamortizable intangible assets:
 Goodwill...................................    $3,031.7         $    --        $3,031.7
 Brand name.................................       600.0              --           600.0
 Investment management contracts............       292.9              --           292.9
Amortizable intangible assets:
 Distribution networks......................       397.2            (0.7)          396.5
 Other investment management contracts......        61.7            (2.6)           59.1
 VOBA.......................................     2,864.6          (164.3)        2,700.3
December 31, 2003
Unamortizable intangible assets:
 Goodwill...................................    $  166.7         $ (58.1)       $  108.6
 Mutual fund investment management contracts        13.3            (7.0)            6.3
Amortizable intangible assets:
 VOBA.......................................       205.9           (37.4)          168.5

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                  Period from  Period from
                                                                                    April 29    January 1
                                                                                    through      through
                                                                                  December 31,  April 28,
                                                                                      2004        2004     2003 2002
                                                                                  ------------ ----------- ---- ----
                                                                                            (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $0.2 million, $ -- million, $ -- million
  and $ -- million, respectively.................................................    $ 0.5        $ --     $ -- $ --
Other Management contract amortization, net of tax of $0.9 million, $ -- million,
  $ -- million and, $ -- million, respectively...................................      1.7          --       --   --
VOBA, net of tax of $42.2 million, $1.8 million, $3.5 million and $1.1 million,
  respectively...................................................................     78.3         3.3      6.6  2.0
                                                                                     -----        ----     ---- ----
Aggregate amortization expense, net of tax of $43.3 million, $1.8 million, $3.5
  million and $1.1 million, respectively.........................................    $80.5        $3.3     $6.6 $2.0
                                                                                     =====        ====     ==== ====

                                                                                  Tax Effect Net Expense
                                                                                  ---------- -----------
                                                                                      (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2005.............................................................................   $66.3      $123.2
2006.............................................................................    60.8       113.0
2007.............................................................................    53.7        99.7
2008.............................................................................    47.5        88.2
2009.............................................................................    42.5        79.0

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                          Wealth         Corporate and
                             Protection Management G&SFP     Other     Consolidated
                             ---------- ---------- ----- ------------- ------------
                                                 (in millions)
Goodwill:
Balance at January 1, 2004..  $   66.1   $   42.1     --    $  0.4       $  108.6
Goodwill derecognized (1)...     (66.1)     (42.1)    --      (0.4)        (108.6)
Goodwill recognized (2).....   1,842.3    1,040.0     --     149.4        3,031.7
                              --------   --------  -----    ------       --------
Balance at December 31, 2004  $1,842.3   $1,040.0     --    $149.4       $3,031.7
                              ========   ========  =====    ======       ========

(1)Goodwill derecognized in the purchase transaction with Manulife.
(2)Goodwill recognized in the purchase transaction with Manulife.

                                          Wealth         Corporate and
                             Protection Management G&SFP     Other     Consolidated
                             ---------- ---------- ----- ------------- ------------
                                                 (in millions)
Goodwill:
Balance at January 1, 2003..   $66.1      $42.1       --     $0.4         $108.6
                               -----      -----    -----     ----         ------
Balance at December 31, 2003   $66.1      $42.1       --     $0.4         $108.6
                               =====      =====    =====     ====         ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Unamortizable intangible assets (continued):

                                          Wealth         Corporate and
                             Protection Management G&SFP     Other     Consolidated
                             ---------- ---------- ----- ------------- ------------
                                                 (in millions)
Brand name:
Balance at January 1, 2004..   $   --     $   --    --       $  --        $   --
Brand name recognized (1)...    364.4      209.0    --        26.6         600.0
                               ------     ------    --       -----        ------
Balance at December 31, 2004   $364.4     $209.0    --       $26.6        $600.0
                               ======     ======    ==       =====        ======

(1)Brand name recognized in the purchase transaction with Manulife.

                                                              Wealth         Corporate and
                                                 Protection Management G&SFP     Other     Consolidated
                                                 ---------- ---------- ----- ------------- ------------
                                                                     (in millions)
Investment management contracts:
Balance at January 1, 2004......................     --       $  6.3    --        --          $  6.3
Investment management contracts derecognized (1)     --         (6.3)   --        --            (6.3)
Investment management contracts recognized (2)..     --        292.9    --        --           292.9
                                                     --       ------    --        --          ------
Balance at December 31, 2004....................     --       $292.9    --        --          $292.9
                                                     ==       ======    ==        ==          ======

(1)Investment management contracts derecognized in the purchase transaction with Manulife.
(2)Investment management contracts recognized in the purchase transaction with Manulife.

                                              Wealth         Corporate and
                                 Protection Management G&SFP     Other     Consolidated
                                 ---------- ---------- ----- ------------- ------------
                                                     (in millions)
Investment management contracts:
Balance at January 1, 2003......     --        $5.2     --        --           $5.2
Acquisitions (1)................     --         1.1     --        --            1.1
                                     --        ----     --        --           ----
Balance at December 31, 2003....     --        $6.3     --        --           $6.3
                                     ==        ====     ==        ==           ====

(1)This increase results from JH Fund's purchases of mutual fund investment management contracts for the US Global Leaders Fund, Classic Value Fund, and Large Cap Select Fund in 2003.

Amortizable intangible assets:

                                                  Wealth         Corporate and
                                     Protection Management G&SFP     Other     Consolidated
                                     ---------- ---------- ----- ------------- ------------
                                                         (in millions)
Distribution networks:
Balance at January 1, 2004..........   $   --     $  --     --        --          $   --
Distribution networks recognized (1)    308.6      88.6     --        --           397.2
Amortization........................     (0.7)       --     --        --            (0.7)
                                       ------     -----     --        --          ------
Balance at December 31, 2004........   $307.9     $88.6     --        --          $396.5
                                       ======     =====     ==        ==          ======

(1)Distribution networks recognized in the purchase transaction with Manulife.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Amortizable intangible assets (continued):

                                                                  Wealth         Corporate and
                                                     Protection Management G&SFP     Other     Consolidated
                                                     ---------- ---------- ----- ------------- ------------
                                                                         (in millions)
Other investment management contracts:
Balance at January 1, 2004..........................     --       $  --     --       $  --        $  --
Other investment management contracts recognized (1)     --        20.3     --        41.4         61.7
Amortization........................................     --        (0.8)    --        (1.8)        (2.6)
                                                         --       -----     --       -----        -----
Balance at December 31, 2004........................     --       $19.5     --       $39.6        $59.1
                                                         ==       =====     ==       =====        =====

(1)Other investment management contracts recognized in the purchase transaction with Manulife.

                                                                             Wealth         Corporate and
                                                                Protection Management G&SFP     Other     Consolidated
                                                                ---------- ---------- ----- ------------- ------------
                                                                                    (in millions)
VOBA:
Balance at January 1, 2004.....................................   $168.5       --      --        --          $168.5
Amortization...................................................     (5.1)      --      --        --            (5.1)
Adjustment to unrealized gains on securities available for sale      5.5       --      --        --             5.5
Other adjustments (1)..........................................     (1.4)      --      --        --            (1.4)
                                                                  ------       --      --        --          ------
Balance at April 28, 2004......................................   $167.5       --      --        --          $167.5
                                                                  ======       ==      ==        ==          ======

(1)VOBA related to the acquisition of the fixed universal life insurance business of Allmerica was adjusted to reflect adjustments to the purchase price accounting for the acquisition of that block of business.

                                                                             Wealth           Corporate and
                                                                Protection Management  G&SFP      Other     Consolidated
                                                                ---------- ---------- ------  ------------- ------------
                                                                                     (in millions)
VOBA:
Balance at April 29, 2004......................................  $  167.5    $   --   $   --       --         $  167.5
VOBA derecognized (1)..........................................    (167.5)       --       --       --           (167.5)
VOBA recognized (2)............................................   2,141.8     474.9    247.9       --          2,864.6
Amortization...................................................     (35.4)    (47.1)   (38.1)      --           (120.6)
Adjustment to unrealized gains on securities available for sale     (22.3)    (21.4)      --       --            (43.7)
                                                                 --------    ------   ------       --         --------
Balance at December 31, 2004...................................  $2,084.1    $406.4   $209.8       --         $2,700.3
                                                                 ========    ======   ======       ==         ========

(1)VOBA derecognized in the purchase transaction with Manulife.
(2)VOBA recognized in the purchase transaction with Manulife.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Amortizable intangible assets (continued):

                                                                             Wealth         Corporate and
                                                                Protection Management G&SFP     Other     Consolidated
                                                                ---------- ---------- ----- ------------- ------------
                                                                                    (in millions)
VOBA:
Balance at January 1, 2003.....................................   $177.2       --      --        --          $177.2
Amortization...................................................    (10.1)      --      --        --           (10.1)
Adjustment to unrealized gains on securities available for sale     (2.8)      --      --        --            (2.8)
Other adjustments (1)..........................................      4.2       --      --        --             4.2
                                                                  ------       --      --        --          ------
Balance at December 31, 2003...................................   $168.5       --      --        --          $168.5
                                                                  ======       ==      ==        ==          ======

(1)An adjustment of $4.2 million was made to previously recorded VOBA relating to acquisition of the fixed universal life insurance business of Allmerica, to reflect refinements in methods and assumptions implemented upon finalization of transition.

Note 19 -- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2004 and 2003, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2004 and December 31, 2003, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                December 31,   December 31,
                                                    2004           2003
                                                ------------   ------------
                                                (in millions, except for age)
       Life contracts with guaranteed benefits
        In the event of death
        Account values.........................   $6,899.0       $6,249.4
        Net amount at risk related to deposits.      117.5          106.2
        Average attained age of contractholders         44             46

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2004 and December 31, 2003, the Company had the following variable contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation balance minus the current account balance.

                                                                              December 31,          December 31,
                                                                                  2004                  2003
                                                                              ------------          ------------
                                                                              (in millions, except for ages and percents)
Return of net deposits
In the event of death
 Account value...............................................................   $3,273.7              $3,406.4
 Net amount at risk..........................................................      121.5                 153.8
 Average attained age of contractholders.....................................         64                    61

Return of net deposits plus a minimum return
In the event of death
 Account value...............................................................   $  985.2              $1,051.7
 Net amount at risk..........................................................      212.9                 230.7
 Average attained age of contractholders.....................................         65                    63
 Guaranteed minimum return rate..............................................          5%                    5%
At annuitization
 Account value...............................................................   $  212.0              $  169.4
 Net amount at risk..........................................................       21.0                    --
 Average attained age of contractholders.....................................         59                    57
 Range of guaranteed minimum return rates....................................        4-5%                  4-5%

Highest specified anniversary amount value minus withdrawals post anniversary
In the event of death
 Account value...............................................................   $1,177.0              $1,224.7
 Net amount at risk..........................................................      139.2                 214.0
 Average attained age of contractholders.....................................         63                    58

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Account balances of variable contracts with guarantees were invested in various separate accounts in variable separate mutual funds which included foreign and domestic equities and bonds as shown below:

                                                December 31, December 31,
                                                    2004         2003
                                                ------------ ------------
                                                      (in millions)
       Type of Fund
       Domestic Equity -- Growth Funds.........  $ 3,031.6    $ 2,813.4
       Domestic Bond Funds.....................    2,211.2      2,423.5
       Domestic Equity -- Growth & Income Funds    2,348.1      2,341.2
       Balanced Investment Funds...............    2,103.5      2,167.4
       Domestic Equity -- Value Funds..........    1,097.8        865.0
       International Equity Funds..............      902.9        621.1
       International Bond Funds................      119.4        107.3
       Hedge Funds.............................       31.8         22.7
                                                 ---------    ---------
        Total..................................  $11,846.3    $11,361.6
                                                 =========    =========

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                                Guaranteed     Guaranteed
                                              Minimum Death  Minimum Income
                                              Benefit (GMDB) Benefit (GMIB) Totals
                                              -------------- -------------- ------
                                                         (in millions)
Balance at January 1, 2004...................     $32.9           $1.0      $33.9
Incurred guarantee benefits..................       5.1             --        5.1
Fair value adjustment at Manulife acquisition       7.9            0.6        8.5
Paid guarantee benefits......................      (8.7)            --       (8.7)
                                                  -----           ----      -----
Balance at December 31, 2004.................     $37.2           $1.6      $38.8
                                                  =====           ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December, 2004.

  . Data used included 1,000 and 200 (for life and annuity contracts, respectively) stochastically generated investment performance scenarios.

  . Volatility assumptions depended on mix of investments by contract type and were 19% for annuity and 13.8% for life products.

  . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product

  .   Mean investment performance assumptions for annuity contracts were 8.67%.

  .   Annuity mortality was assumed to be 100% of the Annuity 2000 table.

  . Annuity lapse rates vary by contract type and duration and range from 1 percent to 20 percent.

  .   Annuity discount rate was 6.5%.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The guaranteed minimum income benefit (GMIB) liability represents the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization, recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The guaranteed minimum accumulation benefit (GMAB) liability is determined each period end by calculating the highest investment value occurring ten or more years prior to each contract's maturity, applying the guaranteed rates of 75% or 100% depending upon the type of contract and adjusting the results proportionately for any new deposits or withdrawals within the final ten years to maturity.

Note 20 -- Quarterly Results of Operations (unaudited)

The following is a summary of unaudited quarterly results of operations for 2004 and 2003:

                                                2004                                      2003
                           ---------------------------------------------- ------------------------------------
                                     April 1  April 29
                                     through  through
                             March   April 28 June 30  September December  March     June   September December
                           --------  -------- -------- --------- -------- -------- -------- --------- --------
                                                              (in millions)
Premiums and other
  considerations.......... $  851.1   $276.5  $  551.7 $  829.1  $  926.7 $  818.6 $  815.2 $  821.6  $  993.1
Net investment income.....    983.5    301.2     518.8    760.2     853.1    933.1    942.3    931.5     992.5
Net realized investment
  and other losses, net of
  related amortization of
  deferred policy
  acquisition costs, value
  of business acquired,
  amounts credited to
  participating pension
  contractholders, and the
  policyholder dividend
  obligation..............    (97.7)   198.7      48.9   (148.0)     69.1    105.4     78.3    (62.7)    (62.8)
                           --------   ------  -------- --------  -------- -------- -------- --------  --------
Total revenues............  1,736.9    776.4   1,119.4  1,441.3   1,848.9  1,857.1  1,835.8  1,690.4   1,922.8
Benefits and expenses.....  1,529.4    509.7     895.5  1,371.0   1,654.6  1,470.3  1,469.5  1,493.1   1,658.4
                           --------   ------  -------- --------  -------- -------- -------- --------  --------
Income before income
  taxes and cumulative
  effect of accounting
  changes.................    207.5    266.7     223.9     70.3     194.3    386.8    366.3    197.3     264.4
                           --------   ------  -------- --------  -------- -------- -------- --------  --------
Cumulative effect of
  accounting changes, net
  of tax..................     (3.3)      --        --       --        --       --       --       --    (279.0)
Net income................ $  154.3   $175.0  $  169.1 $   59.2  $  144.4 $  271.0 $  257.7 $  157.7  $  (95.9)
                           ========   ======  ======== ========  ======== ======== ======== ========  ========

Note 21 -- Subsequent Events

On March 8, 2005, the Company issued 32,000 shares of Common Stock to its sole shareholder, JHFS, for consideration of $320.0 million. The transaction was exempt from registration under Section 4(2) of the Securities Act of 1933. Following notification to the Massachusetts Insurance Commissioner, the Company paid a $320.0 million dividend to JHFS on March 7, 2005.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

SCHEDULE I -- SUMMARY OF INVESTMENTS -
     OTHER THAN INVESTMENTS IN RELATED PARTIES As of December 31, 2004 (in
                                   millions)

Column A                                                         Column B  Column C    Column D
                                                                                       AMOUNT AT
                                                                                         WHICH
                                                                                     SHOWN IN THE
                                                                                     CONSOLIDATED
TYPE OF INVESTMENT                                               COST (2)   VALUE    BALANCE SHEET
---------------------------------------------------------------- --------- --------- -------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies and authorities $   341.0 $   342.2   $   342.2
States, municipalities and political subdivisions...............     606.1     593.9       593.9
Foreign governments.............................................     172.7     184.0       184.0
Public utilities................................................   4,687.2   4,799.6     4,799.6
Convertibles and bonds with warrants attached...................      82.8      84.8        84.8
All other corporate bonds.......................................  40,266.0  40,956.3    40,956.3
Certificates of deposits........................................        --        --          --
Redeemable preferred stock......................................     881.4     902.4       902.4
                                                                 --------- ---------   ---------
Total fixed maturity securities, available-for-sale.............  47,037.2  47,863.2    47,863.2
                                                                 --------- ---------   ---------
Equity securities, available-for-sale:
Common stocks:
Public utilities................................................        --        --          --
Banks, trust and insurance companies............................        --        --          --
Industrial, miscellaneous and all other.........................     303.6     312.6       312.6
Non-redeemable preferred stock..................................      17.9      17.9        17.9
                                                                 --------- ---------   ---------
Total equity securities, available-for-sale..................... $   321.5 $   330.5   $   330.5
                                                                 --------- ---------   ---------
Fixed maturity securities, held-to-maturity:
Bonds:
United States government and government agencies and authorities        --        --          --
States, municipalities and political subdivisions...............        --        --          --
Foreign governments.............................................        --        --          --
Public utilities................................................        --        --          --
Convertibles and bonds with warrants attached...................        --        --          --
All other corporate bonds.......................................        --        --          --
Certificates of deposits........................................        --        --          --
Redeemable preferred stock......................................        --        --          --
                                                                 --------- ---------   ---------
Total fixed maturity securities, held-to-maturity...............        --        --          --
                                                                 --------- ---------   ---------

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

SCHEDULE I -- SUMMARY OF INVESTMENTS --
  OTHER THAN INVESTMENTS IN RELATED PARTIES -- (CONTINUED) As of December 31,
                              2004 (in millions)


   Column A                                Column B  Column C    Column D
                                                                 AMOUNT AT
                                                                   WHICH
                                                               SHOWN IN THE
                                                               CONSOLIDATED
   TYPE OF INVESTMENT                      COST (2)   VALUE    BALANCE SHEET
   --------------------------------------- --------- --------- -------------
   Equity securities, trading:
   Common stocks:
   Public utilities....................... $      -- $      --   $      --
   Banks, trust and insurance companies...        --        --          --
   Industrial, miscellaneous and all other       4.2       4.2         4.2
   Non-redeemable preferred stock.........        --        --          --
                                           --------- ---------   ---------
   Total equity securities, trading.......       4.2       4.2         4.2
                                           --------- ---------   ---------
   Mortgage loans on real estate, net (1).  11,837.9      XXXX    11,792.6
   Real estate, net:
   Investment properties (1)..............     291.1      XXXX       277.2
   Acquired in satisfaction of debt (1)...        --      XXXX          --
   Policy loans...........................   2,012.0      XXXX     2,012.0
   Other long-term investments (2)........   3,359.3      XXXX     3,359.3
   Short-term investments.................       0.2      XXXX         0.2
                                           --------- ---------   ---------
   Total investments...................... $64,863.4 $48,197.9   $65,639.2
                                           ========= =========   =========

(1)Difference between Column B and Column D is primarily due to valuation allowances and accumulated depreciation of real estate. See notes to the audited consolidated financial statements.
(2)Difference between Column B and Column C is primarily due to operating gains (losses) of investments in limited partnerships.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION
  As of December 31, 2004, 2003 and 2002 and for each of the years then ended
                                 (in millions)


Column A                                    Column B    Column C    Column D    Column E   Column F
                                                         FUTURE
                                                         POLICY                   OTHER
                                                       BENEFITS,                 POLICY
                                            DEFERRED    LOSSES,                  CLAIMS
                                             POLICY    CLAIMS AND                  AND
                                           ACQUISITION    LOSS      UNEARNED    BENEFITS   PREMIUM
SEGMENT                                       COSTS     EXPENSES  PREMIUMS (1) PAYABLE (1) REVENUE
------------------------------------------ ----------- ---------- ------------ ----------- --------
2004:
Protection................................  $  197.4   $26,381.1     $ 43.3      $182.5    $1,546.4
Wealth Management (2).....................     (16.7)   11,640.4         --         0.1        10.0
Guaranteed & Structured Financial Products       0.6    27,106.6         --         4.6        20.0
Corporate & Other.........................       0.1        40.9         --         0.6       403.6
                                            --------   ---------     ------      ------    --------
   Total..................................  $  181.4   $65,169.0     $ 43.3      $187.8    $1,980.0
                                            ========   =========     ======      ======    ========
2003:
Protection................................  $2,775.1   $23,079.1     $333.3      $129.1    $1,583.8
Wealth Management (2).....................     634.7    10,850.8         --         0.1        35.3
Guaranteed & Structured Financial Products       7.8    27,420.7       73.6         2.7        16.8
Corporate & Other.........................       3.1       784.3         --        34.6       403.5
                                            --------   ---------     ------      ------    --------
   Total..................................  $3,420.7   $62,134.9     $406.9      $166.5    $2,039.4
                                            ========   =========     ======      ======    ========
2002:
Protection................................  $2,660.3   $20,715.9     $300.3      $108.2    $1,662.1
Wealth Management (2).....................     681.2     8,952.8         --         0.1        29.3
Guaranteed & Structured Financial Products       8.6    26,845.4       68.6         2.9        18.3
Corporate & Other.........................       2.5     1,043.9         --        49.5       274.5
                                            --------   ---------     ------      ------    --------
   Total..................................  $3,352.6   $57,558.0     $368.9      $160.7    $1,984.2
                                            ========   =========     ======      ======    ========

(1)Unearned premiums and other policy claims and benefits payable are included in these amounts.
(2)Formerly referred to as the Asset Gathering Segment prior to the merger with Manulife April 28, 2004.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  As of December 31, 2004, 2003 and 2002 and for each of the years then ended
                                 (in millions)

Column A                                    Column B   Column C          Column D           Column E
                                                                      AMORTIZATION OF
                                                                      DEFERRED POLICY
                                                                     ACQUISITION COSTS
                                                                       AND VALUE OF
                                                       BENEFITS,    BUSINESS ACQUIRED,
                                                        CLAIMS,      EXCLUDING AMOUNTS
                                              NET     LOSSES, AND RELATED TO NET REALIZED    OTHER
                                           INVESTMENT SETTLEMENT   INVESTMENT AND OTHER    OPERATING
SEGMENT                                    INCOME (3)  EXPENSES       GAINS (LOSSES)      EXPENSES (3)
------------------------------------------ ---------- ----------- ----------------------- ------------
2004:
Protection................................  $1,371.4   $1,904.7           $132.1            $  470.0
Wealth Management (4).....................     655.4      398.2            103.0               325.8
Guaranteed & Structured Financial Products   1,364.9      957.5             38.7               188.4
Corporate & Other.........................      25.1      338.4             (0.3)              629.8
                                            --------   --------           ------            --------
   Total..................................  $3,416.8   $3,598.8           $273.5            $1,614.0
                                            ========   ========           ======            ========
2003:
Protection................................  $1,448.9   $1,912.4           $195.1            $  473.8
Wealth Management (4).....................     709.4      500.7            111.4               228.2
Guaranteed & Structured Financial Products   1,676.7    1,084.0              2.3               194.2
Corporate & Other.........................     (35.6)     352.1             (0.4)              499.7
                                            --------   --------           ------            --------
   Total..................................  $3,799.4   $3,849.2           $308.4            $1,395.9
                                            ========   ========           ======            ========
2002:
Protection................................  $1,339.2   $1,934.5           $174.6            $  532.3
Wealth Management (4).....................     575.0      446.7            140.5               205.2
Guaranteed & Structured Financial Products   1,703.9    1,186.8              2.2               135.3
Corporate & Other.........................     (37.1)     237.2             (0.8)              374.6
                                            --------   --------           ------            --------
   Total..................................  $3,581.0   $3,805.2           $316.5            $1,247.4
                                            ========   ========           ======            ========

(3)Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.
(4)Formerly referred to as the Asset Gathering Segment prior to the merger with Manulife April 28, 2004.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          SCHEDULE IV -- REINSURANCE
 As of December 31, 2004, 2003 and 2002 and for each of the years then ended:
                                 (in millions)

                                                     ASSUMED              PERCENTAGE
                                         CEDED TO     FROM                OF AMOUNT
                                GROSS      OTHER      OTHER       NET     ASSUMED TO
                                AMOUNT   COMPANIES  COMPANIES    AMOUNT      NET
----------------------------- ---------- ---------- ---------- ---------- ----------
2004:
Life insurance in force...... $255,940.2 $226,330.7 $145,837.1 $175,446.6    83.1%
                              ========== ========== ========== ==========
Premiums:
Life insurance............... $  1,626.7 $    728.5 $    478.8 $  1,377.0    34.8%
Accident and health Insurance      903.4      498.7      198.3      603.0    32.9%
                              ---------- ---------- ---------- ----------
   Total..................... $  2,530.1 $  1,227.2 $    677.1 $  1,980.0    34.2%
                              ========== ========== ========== ==========
2003:
Life insurance in force...... $291,130.3 $222,077.8 $ 75,965.3 $145,017.8    52.4%
                              ========== ========== ========== ==========
Premiums:
Life insurance............... $  2,037.1 $  1,036.6 $    491.7 $  1,492.2    33.0%
Accident and health Insurance      776.4      428.0      198.8      547.2    36.3%
                              ---------- ---------- ---------- ----------
   Total..................... $  2,813.5 $  1,464.6 $    690.5 $  2,039.4    33.9%
                              ========== ========== ========== ==========
2002:
Life insurance in force...... $308,858.4 $179,098.5 $ 34,544.8 $164,304.7    21.0%
                              ========== ========== ========== ==========
Premiums:
Life insurance............... $  1,945.3 $    734.3 $    305.4 $  1,516.4    20.1%
Accident and health Insurance      619.7      315.8      163.9      467.8    35.0%
                              ---------- ---------- ---------- ----------
   Total..................... $  2,565.0 $  1,050.1 $    469.3 $  1,984.2    23.7%
                              ========== ========== ========== ==========

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         REPORT OF ERNST & YOUNG LLP,
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
John Hancock Variable Life Account UV of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account UV (the "Account") (comprising of, respectively, the Large Cap Growth, Active Bond, Financial Industries, International Equity Index, Health Sciences, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond, Global Bond, AIM V.I. Premier Equity Series 1, AIM V.I. Capital Development Series 2, CSI Equity, Fidelity VIP II Contrafund
(SC), Fidelity VIP Growth (SC), Fidelity VIP II Overseas (SC), Janus Aspen Worldwide Growth (SC), Janus Aspen Global Technology (SC), M Fund Turner Core Growth, M Fund Brandes International Equity, M Fund Frontier Capital Appreciation, M Fund Business Opportunities Value, MFS Investors Growth Stock Series (IC), MFS New Discovery Series (IC) and MFS Research Series (IC) Sub-accounts) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting John Hancock Variable Life Account UV at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 2, 2005

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2004

                             Large Cap                Financial  International   Health    Earnings
                               Growth    Active Bond  Industries Equity Index   Sciences    Growth
                             Subaccount  Subaccount   Subaccount  Subaccount   Subaccount Subaccount
                             ----------- ------------ ---------- ------------- ---------- -----------
Assets
Investments in shares of
  portfolios of:
 John Hancock Variable
   Series Trust I, at value. $51,529,448 $103,063,650  $59,957    $14,281,128   $105,054  $29,347,242
 Outside Trust,
   at value.................          --           --       --             --         --           --
Policy loans and accrued
  interest receivable.......   2,686,452   12,851,819       --        400,349         --           --
                             ----------- ------------  -------    -----------   --------  -----------
Total Assets................ $54,215,900 $115,915,469  $59,957    $14,681,477   $105,054  $29,347,242
                             =========== ============  =======    ===========   ========  ===========
Net Assets:
Contracts in accumulation... $54,215,900 $115,915,469  $59,957    $14,681,477   $105,054  $29,347,242
                             ----------- ------------  -------    -----------   --------  -----------
Total net assets............ $54,215,900 $115,915,469  $59,957    $14,681,477   $105,054  $29,347,242
                             =========== ============  =======    ===========   ========  ===========
Units outstanding...........     915,141    1,688,855    4,211        488,253      9,153    2,420,541
                             =========== ============  =======    ===========   ========  ===========
Unit value (in accumulation) $     59.24 $      68.64  $ 14.24    $     30.07   $  11.48  $     12.12
                             =========== ============  =======    ===========   ========  ===========

                             Large Cap   Fundamental               Mid Cap                 Mid Cap    Small Cap
                               Value        Value    Money Market   Growth    Bond Index   Value B      Value
                             Subaccount  Subaccount   Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                             ----------- ----------- ------------ ----------- ----------- ----------- ----------
Assets
Investments in shares of
  portfolios of:
 John Hancock Variable
   Series Trust I, at value. $33,958,029 $5,374,657  $17,118,568  $12,638,084 $12,277,292 $11,115,560  $843,919
 Outside Trust,
   at value.................          --         --           --           --          --          --        --
Policy loans and accrued
  interest receivable.......          --         --    2,240,915           --          --          --        --
                             ----------- ----------  -----------  ----------- ----------- -----------  --------
Total Assets................ $33,958,029 $5,374,657  $19,359,483  $12,638,084 $12,277,292 $11,115,560  $843,919
                             =========== ==========  ===========  =========== =========== ===========  ========
Net Assets:
Contracts in accumulation... $33,958,029 $5,374,657  $19,359,483  $12,638,084 $12,277,292 $11,115,560  $843,919
                             ----------- ----------  -----------  ----------- ----------- -----------  --------
Total net assets............ $33,958,029 $5,374,657  $19,359,483  $12,638,084 $12,277,292 $11,115,560  $843,919
                             =========== ==========  ===========  =========== =========== ===========  ========
Units outstanding...........   1,508,634    314,077      559,462      451,887     841,356     691,518    41,630
                             =========== ==========  ===========  =========== =========== ===========  ========
Unit value (in accumulation) $     22.51 $    17.11  $     34.60  $     27.97 $     14.59 $     16.07  $  20.27
                             =========== ==========  ===========  =========== =========== ===========  ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               December 31, 2004


                                                                                           Small Cap
                             Real Estate   Growth &                Total Return Short Term  Emerging   Overseas
                               Equity       Income      Managed        Bond        Bond      Growth    Equity B
                             Subaccount   Subaccount   Subaccount   Subaccount  Subaccount Subaccount Subaccount
                             ----------- ------------ ------------ ------------ ---------- ---------- -----------
Assets
Investments in shares of
  portfolios of:
 John Hancock Variable
   Series Trust I, at value. $19,283,157 $189,055,025 $ 87,510,311   $67,882    $6,882,271 $9,374,154 $34,970,787
 Outside Trust,
   at value.................          --           --           --        --            --         --          --
Policy loans and accrued
  interest receivable.......     661,428   32,075,140   12,577,428        --            --         --          --
                             ----------- ------------ ------------   -------    ---------- ---------- -----------
Total Assets................ $19,944,585 $221,130,165 $100,087,739   $67,882    $6,882,271 $9,374,154 $34,970,787
                             =========== ============ ============   =======    ========== ========== ===========
Net Assets:
Contracts in accumulation... $19,944,585 $221,130,165 $100,087,739   $67,882    $6,882,271 $9,374,154 $34,970,787
                             ----------- ------------ ------------   -------    ---------- ---------- -----------
Total net assets............ $19,944,585 $221,130,165 $100,087,739   $67,882    $6,882,271 $9,374,154 $34,970,787
                             =========== ============ ============   =======    ========== ========== ===========
Units outstanding...........     274,900    1,593,472    1,014,757     6,395       405,502    764,228   2,738,533
                             =========== ============ ============   =======    ========== ========== ===========
Unit value (in accumulation) $     72.55 $     138.77 $      98.63   $ 10.61    $    16.97 $    12.27 $     12.77
                             =========== ============ ============   =======    ========== ========== ===========

                                                                  AIM V.I.   AIM V.I.
                                                                  Premier     Capital              Fidelity VIP II
                                          High Yield              Equities  Development              Contrafund
                             Equity Index    Bond    Global Bond  Series 1   Series 2   CSI Equity      (SC)
                              Subaccount  Subaccount Subaccount  Subaccount Subaccount  Subaccount   Subaccount
                             ------------ ---------- ----------- ---------- ----------- ---------- ---------------
Assets
Investments in shares of
  portfolios of:
 John Hancock Variable
   Series Trust I, at value. $86,631,020  $1,180,214 $2,250,468   $     --    $    --   $       --    $     --
 Outside Trust,
   at value.................          --          --         --    140,833     10,034    1,437,311     486,650
Policy loans and accrued
  interest receivable.......          --          --         --         --         --           --          --
                             -----------  ---------- ----------   --------    -------   ----------    --------
Total Assets................ $86,631,020  $1,180,214 $2,250,468   $140,833    $10,034   $1,437,311    $486,650
                             ===========  ========== ==========   ========    =======   ==========    ========
Net Assets:
Contracts in accumulation... $86,631,020  $1,180,214 $2,250,468   $140,833    $10,034   $1,437,311    $486,650
                             -----------  ---------- ----------   --------    -------   ----------    --------
Total net assets............ $86,631,020  $1,180,214 $2,250,468   $140,833    $10,034   $1,437,311    $486,650
                             ===========  ========== ==========   ========    =======   ==========    ========
Units outstanding...........   4,377,619     109,065    113,173      9,014        867      104,477      29,079
                             ===========  ========== ==========   ========    =======   ==========    ========
Unit value (in accumulation) $     19.79  $    10.82 $    19.89   $  15.62    $ 11.57   $    13.76    $  16.74
                             ===========  ========== ==========   ========    =======   ==========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               December 31, 2004


                                                                           Janus Aspen                  M Fund        M Fund
                                                               Janus Aspen   Global                     Brandes      Frontier
                                  Fidelity VIP Fidelity VIP II  Worldwide  Technology  M Fund Turner International   Capital
                                  Growth (SC)   Overseas (SC)  Growth (SC)    (SC)      Core Growth     Equity     Appreciation
                                   Subaccount    Subaccount    Subaccount  Subaccount   Subaccount    Subaccount    Subaccount
                                  ------------ --------------- ----------- ----------- ------------- ------------- ------------
Assets
Investments in shares of
  portfolios of:
 John Hancock Variable
   Series Trust I, at value......   $     --      $     --       $    --     $    --     $     --     $       --    $       --
 Outside Trust,
   at value......................    316,014       100,670        81,273      28,748      215,323      4,218,184     1,466,076
Policy loans and accrued interest
  receivable.....................         --            --            --          --           --             --            --
                                    --------      --------       -------     -------     --------     ----------    ----------
Total Assets.....................   $316,014      $100,670       $81,273     $28,748     $215,323     $4,218,184    $1,466,076
                                    ========      ========       =======     =======     ========     ==========    ==========
Net Assets:
Contracts in accumulation........   $316,014      $100,670       $81,273     $28,748     $215,323     $4,218,184    $1,466,076
                                    --------      --------       -------     -------     --------     ----------    ----------
Total net assets.................   $316,014      $100,670       $81,273     $28,748     $215,323     $4,218,184    $1,466,076
                                    ========      ========       =======     =======     ========     ==========    ==========
Units outstanding................     33,077         5,287        13,280       7,783       11,514        178,612        52,964
                                    ========      ========       =======     =======     ========     ==========    ==========
Unit value (in accumulation).....   $   9.55      $  19.04       $  6.12     $  3.69     $  18.70     $    23.62    $    27.68
                                    ========      ========       =======     =======     ========     ==========    ==========

                                M Fund
                               Business    MFS Investors   MFS New
                             Opportunities Growth Stock   Discovery  MFS Research
                                 Value      Series (IC)  Series (IC) Series (IC)
                              Subaccount    Subaccount   Subaccount   Subaccount
                             ------------- ------------- ----------- ------------
Assets
Investments in shares of
  portfolios of:
 John Hancock Variable
   Series Trust I, at value.    $   --        $    --      $    --     $    --
 Outside Trust, at value....        36         68,042       82,384      19,095
Policy loans and accrued
  interest receivable.......        --             --           --          --
                                ------        -------      -------     -------
Total Assets................    $   36        $68,042      $82,384     $19,095
                                ======        =======      =======     =======
Net Assets:
Contracts in accumulation...    $   36        $68,042      $82,384     $19,095
                                ------        -------      -------     -------
Total net assets............    $   36        $68,042      $82,384     $19,095
                                ======        =======      =======     =======
Units outstanding...........         3          7,098        8,062       1,147
                                ======        =======      =======     =======
Unit value (in accumulation)    $12.00        $  9.59      $ 10.22     $ 16.65
                                ======        =======      =======     =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                            STATEMENT OF OPERATIONS

                               December 31, 2004


                                       Large Cap               Financial  International   Health     Earnings
                                         Growth    Active Bond Industries Equity Index   Sciences     Growth
                                       Subaccount  Subaccount  Subaccount  Subaccount   Subaccount  Subaccount
                                      -----------  ----------- ---------- ------------- ---------- -----------
Investment Income:
Distributions received from the
  net investment income of the
  underlying portfolio............... $   346,192  $3,658,017    $  545    $  177,257     $   --   $   220,391
Interest on policy loans.............     203,446     953,061        --        30,615         --            --
                                      -----------  ----------    ------    ----------     ------   -----------
Total Investment Income..............     549,638   4,611,078       545       207,872         --       220,391
Expenses:
 Mortality & expense risk............     291,673     577,593        84        49,006         28       162,418
                                      -----------  ----------    ------    ----------     ------   -----------
Net investment income (loss).........     257,965   4,033,485       461       158,866        (28)       57,973
Realized gain (loss) on investments:
 Realized gain (loss) on sale of
   portfolio shares..................  (5,961,350)    632,592     1,253      (177,436)     4,001    (5,563,120)
 Distributions received from
   realized capital gains of the
   underlying portfolio..............          --   1,371,416        --            --         --            --
                                      -----------  ----------    ------    ----------     ------   -----------
Realized gain (loss).................  (5,961,350)  2,004,008     1,253      (177,436)     4,001    (5,563,120)
Change in unrealized appreciation
  (depreciation) during the year.....   7,771,501    (635,296)    2,710     2,084,946      5,696     6,072,972
                                      -----------  ----------    ------    ----------     ------   -----------
Net increase (decrease) in net assets
  resulting from operations.......... $ 2,068,116  $5,402,197    $4,424    $2,066,376     $9,669   $   567,825
                                      ===========  ==========    ======    ==========     ======   ===========

                                      Large Cap  Fundamental   Money     Mid Cap                Mid Cap   Small Cap
                                        Value       Value      Market     Growth    Bond Index  Value B     Value
                                      Subaccount Subaccount  Subaccount Subaccount  Subaccount Subaccount Subaccount
                                      ---------- ----------- ---------- ----------  ---------- ---------- ----------
Investment Income:
Distributions received from the
  net investment income of the
  underlying portfolio............... $  485,445  $ 71,370    $205,304  $       --   $364,613  $   32,885  $  6,512
Interest on policy loans.............         --        --     158,088          --         --          --        --
                                      ----------  --------    --------  ----------   --------  ----------  --------
Total Investment Income..............    485,445    71,370     363,392          --    364,613      32,885     6,512
Expenses:
 Mortality & expense risk............    172,882    25,276     115,470      65,781     14,164      19,884     1,977
                                      ----------  --------    --------  ----------   --------  ----------  --------
Net investment income (loss).........    312,563    46,094     247,922     (65,781)   350,449      13,001     4,535
Realized gain (loss) on investments:
 Realized gain (loss) on sale of
   portfolio shares..................    277,772    84,510          --     267,314     (4,897)     82,158    33,280
 Distributions received from
   realized capital gains of the
   underlying portfolio..............    948,523        --          --   1,146,508     13,302   1,080,770    46,706
                                      ----------  --------    --------  ----------   --------  ----------  --------
Realized gain (loss).................  1,226,295    84,510          --   1,413,822      8,405   1,162,928    79,986
Change in unrealized appreciation
  (depreciation) during the year.....  2,655,304   559,083          --     (72,700)   (85,156)     83,465    75,593
                                      ----------  --------    --------  ----------   --------  ----------  --------
Net increase (decrease) in net assets
  resulting from operations.......... $4,194,162  $689,687    $247,922  $1,275,341   $273,698  $1,259,394  $160,114
                                      ==========  ========    ========  ==========   ========  ==========  ========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               December 31, 2004


                                                                                                    Small Cap
                                      Real Estate   Growth &                Total Return Short Term  Emerging
                                        Equity       Income      Managed        Bond        Bond      Growth
                                      Subaccount   Subaccount   Subaccount   Subaccount  Subaccount Subaccount
                                      ----------- ------------  ----------  ------------ ---------- ----------
Investment Income:
Distributions received from the
  net investment income of the
  underlying portfolio............... $  319,052  $  2,067,199  $1,604,874     $1,564     $203,309   $     --
Interest on policy loans.............     48,261     2,308,829   1,018,083         --           --         --
                                      ----------  ------------  ----------     ------     --------   --------
Total Investment Income..............    367,313     4,376,028   2,622,957      1,564      203,309         --
Expenses:
 Mortality & expense risk............     70,287     1,010,973     553,880        204       10,254     22,628
                                      ----------  ------------  ----------     ------     --------   --------
Net investment income (loss).........    297,026     3,365,055   2,069,077      1,360      193,055    (22,628)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of
   portfolio shares..................    432,651   (16,851,395)   (666,087)      (777)      (9,759)   (23,305)
 Distributions received from
   realized capital gains of the
   underlying portfolio..............  1,321,368            --          --        863           --         --
                                      ----------  ------------  ----------     ------     --------   --------
Realized gain (loss).................  1,754,019   (16,851,395)   (666,087)        86       (9,759)   (23,305)
Change in unrealized appreciation
  (depreciation) during the year.....  2,153,012    33,451,904   5,764,841         59      (97,383)   875,303
                                      ----------  ------------  ----------     ------     --------   --------
Net increase (decrease) in net assets
  resulting from operations.......... $4,204,057  $ 19,965,564  $7,167,831     $1,505     $ 85,913   $829,370
                                      ==========  ============  ==========     ======     ========   ========

                                                                                       AIM V.I.   AIM V.I.
                                                                                       Premier     Capital
                                       Overseas                 High Yield   Global    Equities  Development
                                       Equity B   Equity Index     Bond       Bond     Series 1   Series 2   CSI Equity
                                      Subaccount   Subaccount   Subaccount Subaccount Subaccount Subaccount  Subaccount
                                      ----------  ------------  ---------- ---------- ---------- ----------- ----------
Investment Income:
Distributions received from the
  net investment income of the
  underlying portfolio............... $  144,507  $  1,345,052   $74,407    $123,642    $  619      $ --      $  8,598
Interest on policy loans.............         --            --        --          --        --        --            --
                                      ----------  ------------   -------    --------    ------      ----      --------
Total Investment Income..............    144,507     1,345,052    74,407     123,642       619        --         8,598
Expenses:
 Mortality & expense risk............    146,322       418,882     5,508      11,152       187        18            --
                                      ----------  ------------   -------    --------    ------      ----      --------
Net investment income (loss).........     (1,815)      926,170    68,899     112,490       432       (18)        8,598
Realized gain (loss) on investments:
 Realized gain (loss) on sale of
   portfolio shares..................   (220,151)  (12,623,159)   (3,319)     43,180     1,587        32         9,532
 Distributions received from
   realized capital gains of the
   underlying portfolio..............         --            --        --          --        --        --        18,215
                                      ----------  ------------   -------    --------    ------      ----      --------
Realized gain (loss).................   (220,151)  (12,623,159)   (3,319)     43,180     1,587        32        27,747
Change in unrealized appreciation
  (depreciation) during the year.....  3,292,195    19,074,501    18,397      46,050     4,587       814        95,646
                                      ----------  ------------   -------    --------    ------      ----      --------
Net increase (decrease) in net assets
  resulting from operations.......... $3,070,229  $  7,377,512   $83,977    $201,720    $6,606      $828      $131,991
                                      ==========  ============   =======    ========    ======      ====      ========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               December 31, 2004

                                                                                   Janus Aspen   Janus Aspen
                                      Fidelity VIP II Fidelity VIP Fidelity VIP II  Worldwide      Global      M Fund Turner
                                      Contrafund (SC) Growth (SC)   Overseas (SC)  Growth (SC) Technology (SC)  Core Growth
                                        Subaccount     Subaccount    Subaccount    Subaccount    Subaccount     Subaccount
                                      --------------- ------------ --------------- ----------- --------------- -------------
Investment Income:
Distributions received from the
  net investment income of the
  underlying portfolio...............     $   818       $   544        $   852       $  710         $  --         $   524
Interest on policy loans.............          --            --             --           --            --              --
                                          -------       -------        -------       ------         -----         -------
Total Investment Income..............         818           544            852          710            --             524
Expenses:
 Mortality & expense risk............       1,064         1,285            235          215            --             642
                                          -------       -------        -------       ------         -----         -------
Net investment income (loss).........        (246)         (741)           617          495            --            (118)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of
   portfolio shares..................      35,942        14,314          4,575          348           673          18,233
 Distributions received from
   realized capital gains of the
   underlying portfolio..............          --            --             --           --            --              --
                                          -------       -------        -------       ------         -----         -------
Realized gain (loss).................      35,942        14,314          4,575          348           673          18,233
Change in unrealized appreciation
  (depreciation) during the year.....      26,379        (6,378)         6,597        2,477          (224)          7,381
                                          -------       -------        -------       ------         -----         -------
Net increase (decrease) in net assets
  resulting from operations..........     $62,075       $ 7,195        $11,789       $3,320         $ 449         $25,496
                                          =======       =======        =======       ======         =====         =======

                                                                 M Fund Business
                                                                  Opportunities
                                                                      Value
                                         M Fund        M Fund      Subaccount
                                         Brandes      Frontier     Period from   MFS Investors   MFS New
                                      International   Capital       March 24,    Growth Stock   Discovery  MFS Research
                                         Equity     Appreciation   2004(*) to     Series (IC)  Series (IC) Series (IC)
                                       Subaccount    Subaccount   Dec. 31, 2004   Subaccount   Subaccount   Subaccount
                                      ------------- ------------ --------------- ------------- ----------- ------------
Investment Income:
Distributions received from the
  net investment income of the
  underlying portfolio...............   $ 43,267      $     --        $ --          $   --       $   --       $  151
Interest on policy loans.............         --            --          --              --           --           --
                                        --------      --------        ----          ------       ------       ------
Total Investment Income..............     43,267            --          --              --           --          151
Expenses:
 Mortality & expense risk............     15,666         8,744          --              26          309           18
                                        --------      --------        ----          ------       ------       ------
Net investment income (loss).........     27,601        (8,744)         --             (26)        (309)         133
Realized gain (loss) on investments:
 Realized gain (loss) on sale of
   portfolio shares..................    193,940       213,571         (18)          1,709          595          518
 Distributions received from
   realized capital gains of the
   underlying portfolio..............    202,540            --          --              --           --           --
                                        --------      --------        ----          ------       ------       ------
Realized gain (loss).................    396,480       213,571         (18)          1,709          595          518
Change in unrealized appreciation
  (depreciation) during the year.....    334,132       (81,791)          5           3,850        4,569        1,851
                                        --------      --------        ----          ------       ------       ------
Net increase (decrease) in net assets
  resulting from operations..........   $758,213      $123,036        $(13)         $5,533       $4,855       $2,502
                                        ========      ========        ====          ======       ======       ======

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      STATEMENT OF CHANGES IN NET ASSETS

                       For the years ended December 31,

                                                                Large Cap Growth              Active Bond
                                                                   Subaccount                 Subaccount
                                                            ------------------------  --------------------------
                                                                2004      2003/(a)/       2004          2003
                                                            -----------  -----------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $   257,965  $    64,918  $  4,033,485  $  5,012,378
 Realized gain (loss)......................................  (5,961,350)  (2,910,846)    2,004,008     2,950,757
 Change in unrealized appreciation (depreciation) during
   the year................................................   7,771,501   11,884,755      (635,296)     (685,696)
                                                            -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................   2,068,116    9,038,827     5,402,197     7,277,439
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   7,715,691   10,614,531     8,964,090    12,458,633
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (5,379,648)  (5,623,458)  (18,750,561)  (19,153,873)
 Net transfers between accounts............................          --           --            --           426
 Net change in policy loans................................      84,125      (43,668)      520,388      (113,365)
                                                            -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   2,420,168    4,947,405    (9,266,083)   (6,808,179)
                                                            -----------  -----------  ------------  ------------
Total increase (decrease) in net assets....................   4,488,284   13,986,232    (3,863,886)      469,260
Net assets at the beginning of the year....................  49,727,616   35,741,384   119,779,355   119,310,095
                                                            -----------  -----------  ------------  ------------
Net assets at the end of the year.......................... $54,215,900  $49,727,616  $115,915,469  $119,779,355
                                                            ===========  ===========  ============  ============

                                                            Financial Industries International Equity Index
                                                                Subaccount              Subaccount
                                                            ------------------   ------------------------
                                                              2004       2003        2004       2003/(a)/
                                                            --------   --------  -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    461   $    430  $   158,866   $   150,766
 Realized gain (loss)......................................    1,253        157     (177,436)     (330,270)
 Change in unrealized appreciation (depreciation) during
   the year................................................    2,710      5,582    2,084,946     2,088,775
                                                            --------   --------  -----------   -----------
Net increase (decrease) in net assets resulting from
  operations...............................................    4,424      6,169    2,066,376     1,909,271
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   48,861     40,223    7,046,713     1,415,664
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (35,724)   (15,232)  (1,392,780)   (1,152,699)
 Net change in policy loans................................       --         --       (9,382)        8,058
                                                            --------   --------  -----------   -----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   13,137     24,991    5,644,551       271,023
                                                            --------   --------  -----------   -----------
Total increase (decrease) in net assets....................   17,561     31,160    7,710,927     2,180,294
Net assets at the beginning of the year....................   42,396     11,236    6,970,550     4,790,256
                                                            --------   --------  -----------   -----------
Net assets at the end of the year.......................... $ 59,957   $ 42,396  $14,681,477   $ 6,970,550
                                                            ========   ========  ===========   ===========

(*) Commencement of Operations.

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       For the years ended December 31,

                                                              Health Sciences        Earnings Growth
                                                                Subaccount             Subaccount
                                                            ------------------  ------------------------
                                                              2004    2003/(a)/     2004      2003/(a)/
                                                            --------  --------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    (28) $     91  $    57,973  $  (106,140)
 Realized gain (loss)......................................    4,001     1,407   (5,563,120)  (3,342,781)
 Change in unrealized appreciation (depreciation) during
   the year................................................    5,696     8,956    6,072,972    8,119,808
                                                            --------  --------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations...............................................    9,669    10,454      567,825    4,670,887
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   75,819    53,926    4,810,231    7,917,710
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (37,981)  (24,218)  (2,711,744)  (2,256,426)
 Net change in policy loans................................       --        --           --           --
                                                            --------  --------  -----------  -----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   37,838    29,708    2,098,487    5,661,284
                                                            --------  --------  -----------  -----------
Total increase (decrease) in net assets....................   47,507    40,162    2,666,312   10,332,171
Net assets at the beginning of the year....................   57,547    17,385   26,680,930   16,348,759
                                                            --------  --------  -----------  -----------
Net assets at the end of the year.......................... $105,054  $ 57,547  $29,347,242  $26,680,930
                                                            ========  ========  ===========  ===========

                                                                 Large Cap Value          Fundamental Value
                                                                   Subaccount                Subaccount
                                                            ------------------------  ------------------------
                                                                2004         2003         2004      2003/(a)/
                                                            -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $   312,563  $   339,416  $    46,094  $    36,529
 Realized gain (loss)......................................   1,226,295       68,720       84,510      (98,973)
 Change in unrealized appreciation (depreciation) during
   the year................................................   2,655,304    5,607,134      559,083    1,097,972
                                                            -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations...............................................   4,194,162    6,015,270      689,687    1,035,528
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   4,231,594    6,747,316    1,389,396    1,070,285
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (2,483,048)  (9,303,596)  (1,340,141)  (1,151,408)
 Net change in policy loans................................          --           --           --           --
                                                            -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   1,748,546   (2,556,280)      49,255      (81,123)
                                                            -----------  -----------  -----------  -----------
Total increase (decrease) in net assets....................   5,942,708    3,458,990      738,942      954,405
Net assets at the beginning of the year....................  28,015,321   24,556,331    4,635,715    3,681,310
                                                            -----------  -----------  -----------  -----------
Net assets at the end of the year.......................... $33,958,029  $28,015,321  $ 5,374,657  $ 4,635,715
                                                            ===========  ===========  ===========  ===========

(*) Commencement of Operations.

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       For the years ended December 31,


                                                                   Money Market              Mid Cap Growth
                                                                    Subaccount                 Subaccount
                                                            --------------------------  ------------------------
                                                                2004          2003          2004         2003
                                                            ------------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    247,922  $    237,729  $   (65,781) $   (50,819)
 Realized gain (loss)......................................           --            (5)   1,413,822      523,983
 Change in unrealized appreciation (depreciation) during
   the year................................................           --            --      (72,700)   2,950,391
                                                            ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations...............................................      247,922       237,724    1,275,341    3,423,555
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................    8,446,433    22,777,499    1,852,605    2,496,042
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (11,523,038)  (27,503,897)  (2,027,842)  (1,708,620)
 Net change in policy loans................................       90,304      (100,636)          --           --
                                                            ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   (2,986,301)   (4,827,034)    (175,237)     787,422
                                                            ------------  ------------  -----------  -----------
Total increase (decrease) in net assets....................   (2,738,379)   (4,589,310)   1,100,104    4,210,977
Net assets at the beginning of the year....................   22,097,862    26,687,172   11,537,980    7,327,003
                                                            ------------  ------------  -----------  -----------
Net assets at the end of the year.......................... $ 19,359,483  $ 22,097,862  $12,638,084  $11,537,980
                                                            ============  ============  ===========  ===========

                                                                   Bond Index             Mid Cap Value B
                                                                   Subaccount                Subaccount
                                                            ------------------------  -----------------------
                                                                2004      2003/(a)/       2004      2003/(a)/
                                                            -----------  -----------  -----------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $   350,449  $   248,986  $    13,001  $   34,748
 Realized gain (loss)......................................       8,405      293,947    1,162,928      61,859
 Change in unrealized appreciation (depreciation) during
   the year................................................     (85,156)    (247,732)      83,465     286,776
                                                            -----------  -----------  -----------  ----------
Net increase (decrease) in net assets resulting from
  operations...............................................     273,698      295,201    1,259,394     383,383
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   5,890,935    6,296,229    8,831,359     476,958
 Transfers to policyholders for benefits, terminations and
   policy loans............................................    (479,971)  (6,297,202)    (261,939)   (287,331)
 Net change in policy loans................................          --           --           --          --
                                                            -----------  -----------  -----------  ----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   5,410,964         (973)   8,569,420     189,627
                                                            -----------  -----------  -----------  ----------
Total increase (decrease) in net assets....................   5,684,662      294,228    9,828,814     573,010
Net assets at the beginning of the year....................   6,592,630    6,298,402    1,286,746     713,736
                                                            -----------  -----------  -----------  ----------
Net assets at the end of the year.......................... $12,277,292  $ 6,592,630  $11,115,560  $1,286,746
                                                            ===========  ===========  ===========  ==========

(*) Commencement of Operations.

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       For the years ended December 31,


                                                               Small Cap Value       Real Estate Equity
                                                                 Subaccount              Subaccount
                                                            --------------------  ------------------------
                                                               2004       2003        2004      2003/(a)/
                                                            ---------  ---------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $   4,535  $   1,858  $   297,026  $   249,172
 Realized gain (loss)......................................    79,986     23,320    1,754,019      538,351
 Change in unrealized appreciation (depreciation) during
   the year................................................    75,593    114,972    2,153,012    1,703,722
                                                            ---------  ---------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations...............................................   160,114    140,150    4,204,057    2,491,245
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   408,828    366,421    8,228,337    2,149,589
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (365,106)  (131,346)  (2,571,866)  (1,934,184)
 Net change in policy loans................................        --         --      115,132       73,248
                                                            ---------  ---------  -----------  -----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................    43,722    235,075    5,771,603      288,653
                                                            ---------  ---------  -----------  -----------
Total increase (decrease) in net assets....................   203,836    375,225    9,975,660    2,779,898
Net assets at the beginning of the year....................   640,083    264,858    9,968,925    7,189,027
                                                            ---------  ---------  -----------  -----------
Net assets at the end of the year.......................... $ 843,919  $ 640,083  $19,944,585  $ 9,968,925
                                                            =========  =========  ===========  ===========

                                                                     Growth &                     Managed
                                                                 Income Subaccount              Subaccount
                                                            --------------------------  --------------------------
                                                                2004        2003/(a)/       2004        2003/(a)/
                                                            ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $  3,365,055  $  2,832,679  $  2,069,077  $  3,094,592
 Realized gain (loss)......................................  (16,851,395)   (5,289,805)     (666,087)   (1,676,827)
 Change in unrealized appreciation (depreciation) during
   the year................................................   33,451,904    41,684,209     5,764,841    13,479,557
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations...............................................   19,965,564    39,227,083     7,167,831    14,897,322
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   19,818,179    21,195,773     9,455,692     9,715,668
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (44,464,838)  (21,906,080)  (13,955,570)  (19,790,101)
 Net change in policy loans................................    1,087,618       399,446      (878,435)      234,918
                                                            ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................  (23,559,041)     (310,861)   (5,378,313)   (9,839,515)
                                                            ------------  ------------  ------------  ------------
Total increase (decrease) in net assets....................   (3,593,477)   38,916,222     1,789,518     5,057,807
Net assets at the beginning of the year....................  224,723,642   185,807,420    98,298,221    93,240,414
                                                            ------------  ------------  ------------  ------------
Net assets at the end of the year.......................... $221,130,165  $224,723,642  $100,087,739  $ 98,298,221
                                                            ============  ============  ============  ============

(*) Commencement of Operations.
(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       For the years ended December 31,


                                                                 Total Return Bond           Short Term Bond
                                                                     Subaccount                Subaccount
                                                            ---------------------------  ----------------------
                                                                         Period from
                                                                      May 1, 2003 (*) to
                                                              2004      Dec. 31, 2003       2004      2003/(a)/
                                                            --------  ------------------ ----------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $  1,360       $    93       $  193,055  $  137,551
 Realized gain (loss)......................................       86            88           (9,759)      4,705
 Change in unrealized appreciation (depreciation) during
   the year................................................       59           265          (97,383)    (65,722)
                                                            --------       -------       ----------  ----------
Net increase (decrease) in net assets resulting from
  operations...............................................    1,505           446           85,913      76,534
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................  102,325        15,156          929,713   6,026,039
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (49,918)       (1,632)        (946,363)   (970,932)
 Net change in policy loans................................       --            --               --          --
                                                            --------       -------       ----------  ----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   52,407        13,524          (16,650)  5,055,107
                                                            --------       -------       ----------  ----------
Total increase (decrease) in net assets....................   53,912        13,970           69,263   5,131,641
Net assets at the beginning of the year....................   13,970             0        6,813,008   1,681,367
                                                            --------       -------       ----------  ----------
Net assets at the end of the year.......................... $ 67,882       $13,970       $6,882,271  $6,813,008
                                                            ========       =======       ==========  ==========

                                                            Small Cap Emerging Growth     Overseas Equity B
                                                                   Subaccount                Subaccount
                                                            ------------------------  ------------------------
                                                                2004      2003/(a)/       2004      2003/(a)/
                                                            -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $   (22,628) $   (17,156) $    (1,815) $   160,351
 Realized gain (loss)......................................     (23,305)    (637,251)    (220,151)  (1,595,829)
 Change in unrealized appreciation (depreciation) during
   the year................................................     875,303    1,896,363    3,292,195    6,432,768
                                                            -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations...............................................     829,370    1,241,956    3,070,229    4,997,290
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   6,738,706      794,593   13,099,116    6,463,794
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (1,342,273)  (2,401,764)  (2,902,527)  (2,739,557)
 Net change in policy loans................................          --           --           --           --
                                                            -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   5,396,433   (1,607,171)  10,196,589    3,724,237
                                                            -----------  -----------  -----------  -----------
Total increase (decrease) in net assets....................   6,225,803     (365,215)  13,266,818    8,721,527
Net assets at the beginning of the year....................   3,148,351    3,513,566   21,703,969   12,982,442
                                                            -----------  -----------  -----------  -----------
Net assets at the end of the year.......................... $ 9,374,154  $ 3,148,351  $34,970,787  $21,703,969
                                                            ===========  ===========  ===========  ===========

(*) Commencement of Operations.

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       For the years ended December 31,

                                                                   Equity Index            High Yield Bond
                                                                    Subaccount               Subaccount
                                                            -------------------------  ----------------------
                                                                2004       2003/(a)/      2004      2003/(a)/
                                                            ------------  -----------  ----------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    926,170  $ 1,349,975  $   68,899  $   75,479
 Realized gain (loss)......................................  (12,623,159)  (3,480,230)     (3,319)    (54,793)
 Change in unrealized appreciation (depreciation) during
   the year................................................   19,074,501   15,658,964      18,397     159,450
                                                            ------------  -----------  ----------  ----------
Net increase (decrease) in net assets resulting from
  operations...............................................    7,377,512   13,528,709      83,977     180,136
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   45,608,828   16,859,201     333,323     710,948
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (34,292,989)  (7,064,119)   (364,867)   (851,819)
 Net change in policy loans................................           --           --          --          --
                                                            ------------  -----------  ----------  ----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   11,315,839    9,795,082     (31,544)   (140,871)
                                                            ------------  -----------  ----------  ----------
Total increase (decrease) in net assets....................   18,693,351   23,323,791      52,433      39,265
Net assets at the beginning of the year....................   67,937,669   44,613,878   1,127,781   1,088,516
                                                            ------------  -----------  ----------  ----------
Net assets at the end of the year.......................... $ 86,631,020  $67,937,669  $1,180,214  $1,127,781
                                                            ============  ===========  ==========  ==========

                                                                  Global Bond        AIM V.I. Premier Equities
                                                                   Subaccount        Series 1 Subaccount
                                                            -----------------------  ------------------------
                                                               2004      2003/(a)/     2004         2003
                                                            ----------  -----------   --------     --------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $  112,490  $   118,437  $    432     $     85
 Realized gain (loss)......................................     43,180      106,754     1,587         (379)
 Change in unrealized appreciation (depreciation) during
   the year................................................     46,050       17,863     4,587       16,074
                                                            ----------  -----------   --------     --------
Net increase (decrease) in net assets resulting from
  operations...............................................    201,720      243,054     6,606       15,780
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................    549,213    1,313,114    66,733       69,606
 Transfers to policyholders for benefits, terminations and
   policy loans............................................   (482,474)  (1,051,500)  (19,756)     (35,370)
 Net change in policy loans................................         --           --        --           --
                                                            ----------  -----------   --------     --------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................     66,739      261,614    46,977       34,236
                                                            ----------  -----------   --------     --------
Total increase (decrease) in net assets....................    268,459      504,668    53,583       50,016
Net assets at the beginning of the year....................  1,982,009    1,477,341    87,250       37,234
                                                            ----------  -----------   --------     --------
Net assets at the end of the year.......................... $2,250,468  $ 1,982,009  $140,833     $ 87,250
                                                            ==========  ===========   ========     ========

(*) Commencement of Operations.

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       For the years ended December 31,

                                                            AIM V.I. Capital
                                                            Development Series 2       CSI Equity
                                                              Subaccount               Subaccount
                                                            -------------------  ---------------------
                                                              2004       2003       2004        2003
                                                             -------     -----   ----------  ---------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $   (18)    $  --    $    8,598  $   1,454
 Realized gain (loss)......................................      32        17        27,747      5,914
 Change in unrealized appreciation (depreciation) during
   the year................................................     814        38        95,646    142,089
                                                             -------     -----   ----------  ---------
Net increase (decrease) in net assets resulting from
  operations...............................................     828        55       131,991    149,457
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................  10,565       391       361,420    981,473
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (1,622)     (252)      (55,271)  (221,184)
 Net change in policy loans................................      --        --            --         --
                                                             -------     -----   ----------  ---------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   8,943       139       306,149    760,289
                                                             -------     -----   ----------  ---------
Total increase (decrease) in net assets....................   9,771       194       438,140    909,746
Net assets at the beginning of the year....................     263        69       999,171     89,425
                                                             -------     -----   ----------  ---------
Net assets at the end of the year.......................... $10,034     $ 263    $1,437,311  $ 999,171
                                                             =======     =====   ==========  =========

                                                            Fidelity VIP II Contrafund (SC) Fidelity VIP Growth (SC)
                                                                 Subaccount                      Subaccount
                                                            ------------------------------  -----------------------
                                                               2004            2003            2004        2003
                                                               ---------       --------      ---------    --------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    (246)       $   (145)      $    (741)   $   (603)
 Realized gain (loss)......................................    35,942           1,621          14,314      (2,153)
 Change in unrealized appreciation (depreciation) during
   the year................................................    26,379          62,346          (6,378)     80,952
                                                               ---------       --------      ---------    --------
Net increase (decrease) in net assets resulting from
  operations...............................................    62,075          63,822           7,195      78,196
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   371,733         374,277          97,136     112,982
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (394,438)        (72,833)       (127,837)    (42,627)
 Net change in policy loans................................        --              --              --          --
                                                               ---------       --------      ---------    --------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   (22,705)        301,444         (30,701)     70,355
                                                               ---------       --------      ---------    --------
Total increase (decrease) in net assets....................    39,370         365,266         (23,506)    148,551
Net assets at the beginning of the year....................   447,280          82,014         339,520     190,969
                                                               ---------       --------      ---------    --------
Net assets at the end of the year.......................... $ 486,650        $447,280       $ 316,014    $339,520
                                                               =========       ========      =========    ========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       For the years ended December 31,


                                                            Fidelity VIP II Overseas (SC) Janus Aspen Worldwide
                                                                Subaccount                Growth (SC) Subaccount
                                                            ----------------------------  ---------------------
                                                              2004           2003           2004        2003
                                                              --------       --------      --------   --------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    617       $     77       $    495    $    338
 Realized gain (loss)......................................    4,575            502            348         518
 Change in unrealized appreciation (depreciation) during
   the year................................................    6,597         14,311          2,477      15,829
                                                              --------       --------      --------   --------
Net increase (decrease) in net assets resulting from
  operations...............................................   11,789         14,890          3,320      16,685
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   70,437         82,062         21,763      37,938
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (59,347)       (32,364)       (13,231)    (40,228)
 Net change in policy loans................................       --             --             --          --
                                                              --------       --------      --------   --------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................   11,090         49,698          8,532      (2,290)
                                                              --------       --------      --------   --------
Total increase (decrease) in net assets....................   22,879         64,588         11,852      14,395
Net assets at the beginning of the year....................   77,791         13,203         69,421      55,026
                                                              --------       --------      --------   --------
Net assets at the end of the year.......................... $100,670       $ 77,791       $ 81,273    $ 69,421
                                                              ========       ========      ========   ========

                                                            Janus Aspen Global         M Fund Turner Core Growth
                                                            Technology (SC) Subaccount      Subaccount
                                                            -------------------------  ------------------------
                                                              2004          2003          2004         2003
                                                              --------      -------     ---------     --------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $     --      $    --      $    (118)    $    141
 Realized gain (loss)......................................      673           77         18,233      (40,231)
 Change in unrealized appreciation (depreciation) during
   the year................................................     (224)       2,193          7,381      115,611
                                                              --------      -------     ---------     --------
Net increase (decrease) in net assets resulting from
  operations...............................................      449        2,270         25,496       75,521
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   19,421       18,882         98,592      156,959
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (12,706)      (2,283)      (251,477)     (81,461)
 Net change in policy loans................................       --           --             --           --
                                                              --------      -------     ---------     --------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................    6,715       16,599       (152,885)      75,498
                                                              --------      -------     ---------     --------
Total increase (decrease) in net assets....................    7,164       18,869       (127,389)     151,019
Net assets at the beginning of the year....................   21,584        2,715        342,712      191,693
                                                              --------      -------     ---------     --------
Net assets at the end of the year.......................... $ 28,748      $21,584      $ 215,323     $342,712
                                                              ========      =======     =========     ========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       For the years ended December 31,


                                                            M Fund Brandes International M Fund Frontier Capital
                                                               Equity Subaccount         Appreciation Subaccount
                                                            ---------------------------  ----------------------
                                                                2004          2003          2004        2003
                                                             -----------    ----------   ----------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $    27,601    $   19,825    $   (8,744) $   (3,837)
 Realized gain (loss)......................................     396,480       (91,291)      213,571      (6,919)
 Change in unrealized appreciation (depreciation) during
   the year................................................     334,132       668,935       (81,791)    388,801
                                                             -----------    ----------   ----------  ----------
Net increase (decrease) in net assets resulting from
  operations...............................................     758,213       597,469       123,036     378,045
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................   1,740,927     1,565,748       226,829   1,222,981
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (1,105,109)     (334,436)     (861,028)    (72,690)
 Net change in policy loans................................          --            --            --          --
                                                             -----------    ----------   ----------  ----------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................     635,818     1,231,312      (634,199)  1,150,291
                                                             -----------    ----------   ----------  ----------
Total increase (decrease) in net assets....................   1,394,031     1,828,781      (511,163)  1,528,336
Net assets at the beginning of the year....................   2,824,153       995,372     1,977,239     448,903
                                                             -----------    ----------   ----------  ----------
Net assets at the end of the year.......................... $ 4,218,184    $2,824,153    $1,466,076  $1,977,239
                                                             ===========    ==========   ==========  ==========

                                                                M Fund Business
                                                              Opportunities Value   MFS Investors Growth Stock
                                                               Subaccount Period    Series (IC) Subaccount
                                                            from March 24, 2004 (*) -------------------------
                                                               to Dec. 31, 2004       2004          2003
                                                            -----------------------   --------     --------
Increase (decrease) in net assets from operations:
 Net investment income (loss)..............................         $    --         $    (26)     $     (9)
 Realized gain (loss)......................................             (18)           1,709           120
 Change in unrealized appreciation (depreciation) during
   the year................................................               5            3,850         5,315
                                                                    -------           --------     --------
Net increase (decrease) in net assets resulting from
  operations...............................................             (13)           5,533         5,426
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................           4,921           29,658        48,381
 Transfers to policyholders for benefits, terminations and
   policy loans............................................          (4,872)         (19,641)      (18,063)
 Net change in policy loans................................              --               --            --
                                                                    -------           --------     --------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................              49           10,017        30,318
                                                                    -------           --------     --------
Total increase (decrease) in net assets....................              36           15,550        35,744
Net assets at the beginning of the year....................              --           52,492        16,748
                                                                    -------           --------     --------
Net assets at the end of the year..........................         $    36         $ 68,042      $ 52,492
                                                                    =======           ========     ========

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       For the years ended December 31,


                                                            MFS New Discovery Series (IC) MFS Research Series (IC)
                                                               Subaccount                    Subaccount
                                                            ----------------------------  -----------------------
                                                              2004           2003           2004         2003
                                                               -------        -------       -------     -------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................. $  (309)       $  (150)       $   133      $    45
 Realized gain (loss)......................................     595           (260)           518           70
 Change in unrealized appreciation (depreciation) during
   the year................................................   4,569          8,972          1,851        2,196
                                                               -------        -------       -------     -------
Net increase (decrease) in net assets resulting from
  operations...............................................   4,855          8,562          2,502        2,311
Policy transactions:
 Net premiums from policyholders and transfers to
   policy loans............................................  22,647         46,833          5,575       13,444
 Transfers to policyholders for benefits, terminations and
   policy loans............................................  (8,665)        (8,810)        (2,942)      (5,959)
 Net change in policy loans................................      --             --             --           --
                                                               -------        -------       -------     -------
Net increase (decrease) in net assets resulting from policy
  transactions.............................................  13,982         38,023          2,633        7,485
                                                               -------        -------       -------     -------
Total increase (decrease) in net assets....................  18,837         46,585          5,135        9,796
Net assets at the beginning of the year....................  63,547         16,962         13,960        4,164
                                                               -------        -------       -------     -------
Net assets at the end of the year.......................... $82,384        $63,547        $19,095      $13,960
                                                               =======        =======       =======     =======

(*) Commencement of Operations.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2004

1. Organization

John Hancock Variable Life Account UV (the Account) is a separate investment account of John Hancock Variable Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHLICO. Currently, the Account funds the Annual Premium Variable Life, Flex V1, Flex V2, Medallion Variable Life, Medallion Variable Life Plus, Medallion Variable Life Edge, Medallion Executive Variable Life Edge, Variable Estate Protection, Variable Estate Protection Plus, Variable Estate Protection Edge, Majestic Variable Universal Life 98, Majestic Variable Estate Protection 98 and Majestic Variable Master Plan Plus Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-eight sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), or of other Outside Investment Trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust, or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The thirty-eight Portfolios of the Trust and the Outside Trusts which are currently available are the Large Cap Growth, Active Bond, Financial Industries, International Equity Index, Health Sciences, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond, Global Bond, AIM V.I. Premier Equity Series 1, AIM V.I. Capital Development Series 2, CSI Equity, Fidelity VIP II Contrafund (SC), Fidelity VIP Growth (SC), Fidelity VIP II Overseas (SC), Janus Aspen Worldwide Growth (SC), Janus Aspen Global Technology (SC), M Fund Turner Core Growth, M Fund Brandes International Equity, M Fund Frontier Capital Appreciation, M Fund Business Opportunities Value, MFS Investors Growth Stock Series (IC), MFS New Discovery Series (IC) and MFS Research Series (IC) Sub-accounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               December 31, 2004

2. Significant Accounting Policies -- (continued)


Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and .25% thereafter).

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/JHLICO are due to unsettled policy transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or John Hancock Life Insurance Company for the benefit of policyholders. There are no unsettled policy transactions at December 31, 2004.

3. Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               December 31, 2004

4. Details of Investments


The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2004 were as follows:

                                                Details of Investments
                                        --------------------------------------
 Subaccount                             Shares Owned     Cost        Value
 ----------                             ------------ ------------ ------------
 Large Cap Growth......................   3,563,179  $ 58,422,274 $ 51,529,448
 Active Bond...........................  10,700,276   103,185,249  103,063,650
 Financial Industries..................       3,884        52,114       59,957
 International Equity Index............     879,044    12,131,816   14,281,128
 Health Sciences Fund..................       9,386        90,968      105,054
 Earnings Growth.......................   3,527,627    28,038,536   29,347,242
 Large Cap Value.......................   2,133,813    29,396,539   33,958,029
 Fundamental Value.....................     428,474     4,433,786    5,374,657
 Money Market..........................  17,118,567    17,118,568   17,118,568
 Mid Cap Growth........................     826,440    11,529,316   12,638,084
 Bond Index............................   1,221,465    12,393,402   12,277,292
 Mid Cap Value B.......................     952,215    10,819,866   11,115,560
 Small Cap Value.......................      43,451       668,374      843,919
 Real Estate Equity....................     963,001    15,675,923   19,283,157
 Growth & Income.......................  15,252,671   221,305,554  189,055,025
 Managed...............................   6,441,985    89,568,887   87,510,311
 Total Return Bond.....................       6,690        67,558       67,882
 Short Term Bond.......................     693,194     7,033,171    6,882,271
 Small Cap Emerging Growth.............   1,056,943     7,902,376    9,374,154
 Overseas Equity B.....................   3,216,887    29,838,642   34,970,787
 Equity Index..........................   5,616,848    77,243,391   86,631,020
 High Yield Bond.......................     181,674     1,131,555    1,180,214
 Global Bond...........................     182,785     2,091,890    2,250,468
 AIM V.I. Premier Equities Series 1....       6,612       128,697      140,833
 AIM V.I. Capital Development Series 2.         689         9,183       10,034
 CSI Equity............................     107,102     1,202,780    1,437,311
 Fidelity VIP II Contrafund (SC).......      18,343       401,565      486,650
 Fidelity VIP Growth (SC)..............       9,913       286,881      316,014
 Fidelity VIP II Overseas (SC).........       5,772        79,614      100,670
 Janus Aspen Worldwide Growth (SC).....       3,053        73,473       81,273
 Janus Aspen Global Technology (SC)....       8,098        26,974       28,748
 M Fund Turner Core Growth.............      14,718       188,890      215,323
 M Fund Brandes International Equity...     248,128     3,540,380    4,218,184
 M Fund Frontier Capital Appreciation..      68,000     1,235,755    1,466,076
 M Fund Business Opportunities Value...           3            31           36
 MFS Investors Growth Stock Series (IC)       7,155        60,566       68,042
 MFS New Discovery Series (IC).........       5,540        71,856       82,384
 MFS Research Series (IC)..............       1,248        14,974       19,095

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               December 31, 2004

4. Details of Investments -- (continued)


Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust and of the Outside Trusts during 2004 were as follows:

                                                Details of Investments
                                                -----------------------
         Subaccount                              Purchases     Sales
         ----------                             ----------- -----------
         Large Cap Growth...................... $ 9,254,454 $ 6,663,041
         Active Bond...........................  44,100,924  48,502,651
         Financial Industries..................      20,648       7,050
         International Equity Index............   6,790,836     976,213
         Health Sciences Fund..................      63,062      25,252
         Earnings Growth.......................   7,903,471   5,747,010
         Large Cap Value.......................   8,455,291   5,445,660
         Fundamental Value.....................   1,097,054   1,001,705
         Money Market..........................   5,841,114   8,672,494
         Mid Cap Growth........................   3,581,123   2,675,633
         Bond Index............................   6,242,388     464,081
         Mid Cap Value B.......................   9,993,169     329,978
         Small Cap Value.......................     307,291     212,328
         Real Estate Equity....................   9,063,754   1,784,340
         Growth & Income.......................  14,779,942  36,100,521
         Managed...............................   5,772,810   8,127,016
         Total Return Bond.....................     104,120      49,490
         Short Term Bond.......................   1,059,965     850,783
         Small Cap Emerging Growth.............   6,202,070     828,265
         Overseas Equity B.....................  14,538,434   4,343,660
         Equity Index..........................  49,783,626  37,541,619
         High Yield Bond.......................     303,467     266,112
         Global Bond...........................     594,845     385,793
         AIM V.I. Premier Equities Series 1....      62,655      15,246
         AIM V.I. Capital Development Series 2.      10,579       1,653
         CSI Equity............................     388,273      55,310
         Fidelity VIP II Contrafund (SC).......     287,646     310,597
         Fidelity VIP Growth (SC)..............      72,492     103,935
         Fidelity VIP II Overseas (SC).........      29,480      17,774
         Janus Aspen Worldwide Growth (SC).....      14,765       5,738
         Janus Aspen Global Technology (SC)....      10,727       4,012
         M Fund Turner Core Growth.............      98,277     251,279
         M Fund Brandes International Equity...   1,949,214   1,083,255
         M Fund Frontier Capital Appreciation..     162,309     805,252
         M Fund Business Opportunities Value...       4,921       4,873
         MFS Investors Growth Stock Series (IC)      23,568      13,578
         MFS New Discovery Series (IC).........      22,157       8,483
         MFS Research Series (IC)..............       5,098       2,333

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               December 31, 2004

5. Unit Values


A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                            At December 31            For the Years Ended and Periods Ended December 31
                                   --------------------------------- ---------------------------------------------------
                                                                                       Investment
                                   Units   Unit Fair Value   Assets   Expenses Ratio*    Income       Total Return***
Subaccount                         (000s) Highest to Lowest  (000s)  Highest to Lowest  Ratio**      Highest to Lowest
----------                         ------ ----------------- -------- ----------------- ----------  ---------------------
Large Cap Growth..........    2004   915  $21.23 to $52.21  $ 54,216   0.625% to 0%        0.69%      3.69% to 4.34%
                           2003/g/   854   50.04 to 20.47     49,728    0.625 to 0         0.26       25.62 to 24.83
                              2002   727   41.17 to 11.11     35,741    0.625 to 0         0.30    (22.19) to (25.89)/f/

Active Bond...............    2004 1,689   18.99 to 40.14    115,915    0.625 to 0         3.04        4.10 to 4.75
                              2003 1,930   38.32 to 18.24    119,779    0.625 to 0         3.93        6.48 to 5.81
                              2002 1,945   35.78 to 14.75    119,310    0.625 to 0         4.67       6.55 to 5.97/f/

Financial Industries......    2004     4   9.84 to 17.24          60    0.625 to 0         1.13        7.98 to 8.65
                           2003/g/     3   15.87 to 9.11          42    0.625 to 0         1.81        26.03 to 3.43
                              2002     1       13.00              11     0.6 to 0       3.90/f/    (17.36) to (18.14)/f/

International Equity Index    2004   488   16.19 to 27.73     14,681    0.625 to 0         2.02       19.49 to 20.25
                           2003/g/   239   23.06 to 13.55      6,971    0.625 to 0         2.78       41.99 to 41.11
                              2002   219   16.51 to 8.78       4,790    0.625 to 0         1.71    (8.78) to (15.72)/f/

Health Sciences Fund......    2004     9   11.23 to 11.49        105    0.625 to 0           --/c/    10.41 to 11.11
                           2003/g/     6   10.35 to 10.17         58    0.625 to 0         0.31       31.74 to 30.92
                              2002     2    8.01 to 7.92          17    0.625 to 0         0.55    (16.91) to (18.94)/f/

Earnings Growth...........    2004 2,421   12.08 to 12.75     29,347    0.625 to 0         0.79        2.01 to 2.65
                           2003/g/ 2,244   12.42 to 11.84     26,681    0.625 to 0         0.07       24.81 to 24.03
                              2002 1,708   11.21 to 9.87      16,349    0.625 to 0        --/c/    (19.23) to (30.50)/f/

Large Cap Value...........    2004 1,509   22.42 to 23.66     33,958    0.625 to 0         1.60       14.29 to 15.00
                              2003 1,424   20.58 to 19.62     28,015    0.625 to 0         1.90       25.50 to 24.73
                              2002 1,559   16.88 to 14.18     24,556    0.625 to 0         1.67    (10.69) to (14.10)/f/

Fundamental Value.........    2004   314   11.33 to 13.57      5,375    0.625 to 0         1.55       14.87 to 15.59
                           2003/g/   321   11.74 to 9.86       4,636    0.625 to 0         1.41       28.71 to 27.91
                           2002/h/   328   13.91 to 7.95       3,681    0.625 to 0         1.25    (14.95) to (16.65)/f/

Money Market..............    2004   559   14.50 to 14.96     19,359    0.625 to 0         0.96        0.46 to 1.08
                              2003   696   14.80 to 14.44     22,098    0.625 to 0         0.86        0.95 to 0.33
                              2002 1,001   19.93 to 12.74     26,687     0.6 to 0          1.29        1.52 to 0.91

Mid Cap Growth............    2004   452   27.85 to 29.76     12,638    0.625 to 0        --/c/       10.98 to 11.67
                              2003   461   26.65 to 25.09     11,538    0.625 to 0        --/c/       46.87 to 45.96
                              2002   428   18.66 to 11.66      7,327    0.625 to 0        --/c/    (13.93) to (19.53)/f/

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               December 31, 2004

5. Unit Values -- (continued)

                                    At December 31           For the Years Ended and Periods Ended December 31
                           --------------------------------- --------------------------------------------------
                                                                               Investment
                           Units   Unit Fair Value   Assets   Expenses Ratio*    Income      Total Return***
Subaccount                 (000s) Highest to Lowest  (000s)  Highest to Lowest  Ratio**     Highest to Lowest
----------                 ------ ----------------- -------- ----------------- ---------- ---------------------
Bond Index........    2004   841  $14.31 to $14.91  $ 12,277   0.625% to 0%       4.60%      3.40% to 4.05%
                   2003/g/   463   14.33 to 13.84      6,593    0.625 to 0        4.39        3.60 to 2.96
                   2002/h/   468   13.73 to 13.34      6,298    0.625 to 0        5.21       9.40 to 8.46/f/

Mid Cap Value B...    2004   692   16.03 to 16.72     11,116    0.625 to 0        0.90       17.99 to 18.74
                   2003/g/    94   14.08 to 13.59      1,287    0.625 to 0        4.11       45.15 to 44.24
                   2002/h/    76    9.93 to 9.64         714    0.625 to 0        0.54    (13.66) to (18.67)/f/

Small Cap Value...    2004    42   16.59 to 27.18        844    0.625 to 0        0.97       24.59 to 25.37
                      2003    41   21.68 to 13.32        640    0.625 to 0        0.72       37.97 to 37.11
                   2002/h/    23   16.06 to 9.93         265     0.6 to 0         1.26    (4.48) to (13.93)/f/

Real Estate Equity    2004   275   36.98 to 61.40     19,945    0.625 to 0        2.54       35.63 to 36.48
                   2003/g/   174   44.99 to 27.27      9,969    0.625 to 0        3.11       36.90 to 36.05
                      2002   236   33.08 to 20.17      7,189    0.625 to 0        4.35      1.41 to (5.84)/f/

Growth & Income...    2004 1,593   23.63 to 64.29    221,130    0.625 to 0        0.93       10.27 to 10.96
                   2003/g/ 2,011   57.94 to 21.43    224,724    0.625 to 0        0.78       24.35 to 23.57
                      2002 1,823   48.11 to 11.24    185,807    0.625 to 0        0.62    (10.86) to (20.16)/f/

Managed...........    2004 1,015   21.97 to 50.88    100,088    0.625 to 0        1.64        7.51 to 8.18
                   2003/g/ 1,041   47.03 to 20.44     98,298    0.625 to 0        2.75       19.00 to 18.26
                      2002 1,106   40.28 to 17.61     93,240    0.625 to 0        1.53     1.69 to (12.43)/f/

Total Return Bond.    2004     6   10.57 to 10.68         68    0.625 to 0        2.69        1.22 to 4.70
                      2003     1       10.20              14        0             0.51           3.72/f/

Short Term Bond...    2004   406   16.16 to 17.27      6,882    0.625 to 0        2.99        0.79 to 1.43
                   2003/g/   407   17.03 to 16.03      6,813    0.625 to 0        3.56        2.76 to 2.12
                   2002/h/   107   16.54 to 15.67      1,681    0.625 to 0        3.99       5.28 to 3.25/f/

Small Cap Emerging
  Growth..........    2004   764   12.23 to 12.91      9,374    0.625 to 0       --/c/        8.76 to 9.45
                   2003/g/   280   11.79 to 11.24      3,148    0.625 to 0          --       48.82 to 47.90
                      2002   462    8.12 to 7.57       3,514     0.6 to 0         0.20    (8.25) to (26.90)/f/

Overseas Equity B.    2004 2,739   12.72 to 13.43     34,971    0.625 to 0        0.57       10.33 to 11.02
                   2003/g/ 1,877   12.10 to 11.53     21,704    0.625 to 0        1.59       32.36 to 31.54
                      2002 1,478    9.28 to 8.73      12,982    0.625 to 0        0.73    (12.78) to (18.24)/f/

Equity Index......    2004 4,378   19.74 to 20.84     86,631    0.625 to 0        1.86       10.01 to 10.70
                   2003/g/ 3,780   18.82 to 17.94     67,938    0.625 to 0        3.11       28.42 to 27.63
                      2002 3,170   15.15 to 12.69     44,614    0.625 to 0        1.39    (8.95) to (20.23)/f/

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               December 31, 2004

5. Unit Values -- (continued)

                                              At December 31          For the Years Ended and Periods Ended December 31
                                      ------------------------------- --------------------------------------------------
                                                                                        Investment
                                      Units   Unit Fair Value  Assets  Expenses Ratio*    Income      Total Return***
Subaccount                            (000s) Highest to Lowest (000s) Highest to Lowest  Ratio**     Highest to Lowest
----------                            ------ ----------------- ------ ----------------- ---------- ---------------------
High Yield Bond..............    2004   109  $10.72 to $11.18  $1,180   0.625% to 0%       6.60%      7.47% to 8.14%
                              2003/g/   112   10.34 to 9.98     1,128    0.625 to 0        6.69       16.50 to 15.78
                                 2002   126    8.87 to 8.62     1,089    0.625 to 0        9.67     (4.57) to (8.27)/f/

Global Bond..................    2004   113   19.80 to 20.90    2,250    0.625 to 0        6.31        9.94 to 10.64
                              2003/g/   110   18.89 to 18.01    1,982    0.625 to 0        6.65       15.90 to 15.18
                              2002/h/    94   16.08 to 14.92    1,477    0.625 to 0        5.40      19.20 to 16.54/f/

AIM V.I. Premier Equities
  Series 1...................    2004     9   6.63 to 27.43       141    0.625 to 0        0.63        5.12 to 5.78
                                 2003     7   25.93 to 6.31        87    0.625 to 0        0.36       25.08 to 24.30
                                 2002     4   21.43 to 5.25        37     0.6 to 0         0.65    (10.78) to (28.38)/f/

AIM V.I. Capital Development
  Series 2...................    2004     1   11.50 to 11.70       10    0.625 to 0       --/c/       12.48 to 15.27
                                 2003 --/a/       10.15         --/b/      0 to 0         --/c/            35.05
                                 2002 --/a/        7.69         --/b/       0.6           --/c/           2.95/f/

CSI Equity...................    2004   104       13.76         1,437        0             0.73            10.64
                                 2003    80       12.43           999      0 to 0          0.25            25.22
                                 2002     9       10.17            89       0.6           --/c/          (9.36)/f/

Fidelity VIP II
  Contrafund (SC)............    2004    29   11.05 to 37.16      487    0.625 to 0        0.20       14.63 to 15.34
                                 2003    36   32.22 to 9.64       447    0.625 to 0        0.15       28.35 to 27.56
                                 2002     7   25.59 to 7.62        82    0.625 to 0        0.21      (7.58) to (10.24)

Fidelity VIP Growth (SC).....    2004    33   6.91 to 68.02       316    0.625 to 0        0.16        2.60 to 3.26
                                 2003    36   65.87 to 6.73       340    0.625 to 0        0.16       32.78 to 31.94
                                 2002    28   51.31 to 5.28       191    0.625 to 0       --/c/     (21.47) to (28.26)

Fidelity VIP II Overseas (SC)    2004     5   12.56 to 31.35      101    0.625 to 0        1.04       12.78 to 13.49
                                 2003     5   27.63 to 11.14       78    0.625 to 0        0.34       43.21 to 16.61
                                 2002     1       19.65            13       0.6           --/c/           4.35/f/

Janus Aspen Worldwide
  Growth (SC)................    2004    13    6.04 to 6.21        81    0.625 to 0        0.96        3.86 to 4.52
                                 2003    12    5.94 to 5.81        69    0.625 to 0        0.83       23.67 to 22.92
                                 2002    12    4.90 to 4.82        55    0.625 to 0        0.64    (14.49) to (24.69)/f/

Janus Aspen Global
  Technology (SC)............    2004     8    3.59 to 3.69        29    0.625 to 0       --/c/       (0.06) to 0.57
                                 2003     6    3.67 to 3.59        22      0 to 0         --/c/       46.46 to 45.54
                                 2002     1        2.58             3     0.6 to 0        --/c/    (18.87) to (29.32)/f/

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               December 31, 2004

5. Unit Values -- (continued)

                                           At December 31          For the Years Ended and Periods Ended December 31
                                   ------------------------------- --------------------------------------------------
                                                                                     Investment
                                   Units   Unit Fair Value  Assets  Expenses Ratio*    Income      Total Return***
Subaccount                         (000s) Highest to Lowest (000s) Highest to Lowest  Ratio**     Highest to Lowest
----------                         ------ ----------------- ------ ----------------- ---------- ---------------------
M Fund Turner Core Growth.... 2004    12  $19.07 to $18.30  $  215  0.6% to 0.05%       0.24%     10.53% to 11.14%
                              2003    21   17.25 to 16.47      343     0.6 to 0         0.27       34.51 to 33.79
                              2002    15   13.38 to 12.71      192     0.6 to 0         0.18     (23.76) to (24.24)

M Fund Brandes International
  Equity..................... 2004   179   23.22 to 24.88    4,218  0.625 to 0.05       1.51       23.22 to 23.94
                              2003   146   20.08 to 18.84    2,824    0.625 to 0        1.86       47.34 to 46.51
                              2002    75   13.88 to 13.10      995  0.625 to 0.05       1.26     (13.79) to (14.27)

M Fund Frontier Capital
  Appreciation............... 2004    53   29.93 to 25.13    1,466  0.625 to 0.05      --/c/        8.65 to 9.28
                              2003    77   27.55 to 22.99    1,977    0.625 to 0       --/c/       55.81 to 54.92
                              2002    27   18.34 to 16.97      449  0.625 to 0.575     --/c/     (23.65) to (23.72)

M Fund Business Opportunities
  Value...................... 2004    --       12.46         --/a/       0.05          --/c/          18.68/d/

MFS Investors Growth Stock
  Series (IC)................ 2004     7    8.33 to 9.70        68    0.625 to 0       --/c/        8.52 to 9.18
                              2003     6    8.88 to 7.68        52    0.625 to 0       --/c/       23.02 to 22.25
                              2002     2        7.45            17     0.6 to 0        --/c/    (23.27) to (24.06)/f/

MFS New Discovery
  Series (IC)................ 2004     8   9.03 to 16.06        82    0.625 to 0       --/c/        5.87 to 6.52
                              2003     7   15.08 to 8.53        64    0.625 to 0       --/c/       33.72 to 32.88
                              2002     3   11.49 to 6.55        17     0.6 to 0        --/c/     (26.30) to (30.69)

MFS Research Series (IC)..... 2004     1   9.19 to 20.35        19    0.625 to 0        0.93       15.14 to 15.85
                              2003     1   17.57 to 7.98        14    0.625 to 0        0.53       24.71 to 23.92
                              2002 --/a/       14.49             4     0.6 to 0         0.20     (21.21) to (22.47)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a  Total accumulation units not greater than 500 units

b  Assets no greater than $ 500.

c  Portfolio distributed no dividends from investment income during the period.

f  Inception date of Subaccount operations are as follows:

       Subaccount                               2004   2003     2002
       ----------                             -------- ----- -----------
       AIM V.I. Capital Development Series II                  July 25
       CSI Equity............................                November 22
       Fidelity VIP II Overseas..............                  July 18
       Financial Industries..................                 March 27
       Janus Aspen Global Technology.........                 April 12
       Janus Aspen Worldwide Growth..........                 April 12
       Large Cap Value CORE..................                  May 17
       MFS Investors Growth Stock Series.....                 March 11
       Mid Cap Value.........................          May 1
       Total Return Bond.....................          May 1
       M Fund Business Opportunities Value... March 24

g  Certain amounts in 2003 have been reclassified to permit comparison.

h  Certain amounts in 2002 have been reclassified to permit comparison.

   In addition to this SAI, John Hancock has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your John Hancock representative. The prospectus may also be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                         JOHN HANCOCK SERVICING OFFICE

           Express Delivery                         Mail Delivery
           ----------------                         -------------
          Specialty Products                        P.O. Box 111
         197 Clarendon Street                     Boston, MA 02117
           Boston, MA 02117

                PHONE:                                  FAX:
                ------                                  ----
             800-521-1234                           617-572-4702

   Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

   Investment Company Act File No. 811-7766

                         SUPPLEMENT DATED MAY 1, 2005

                                      TO

                    PROSPECTUSES DATED MAY 1, 2005 OR LATER

                               -----------------

   This Supplement is intended to be distributed with certain prospectuses dated May 1, 2005 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. The prospectuses involved bear the title "Protection Variable Universal Life," "Medallion Variable Life," "Medallion Variable Universal Life," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Medallion Executive Variable Life," "Medallion Executive Variable Life III," "Performance Executive Variable Life," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," "Performance Survivorship Variable Universal Life," "Flex-V1" or "Flex-V2." We refer to these prospectuses as the "Product Prospectuses."

   This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.

                               -----------------

This Supplement is accompanied with a prospectus dated April 30, 2005 for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

                               -----------------

                      AMENDMENTS TO PRODUCT PROSPECTUSES

   1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options/investment accounts:

   Brandes International Equity
   Turner Core Growth
   Frontier Capital Appreciation
   Business Opportunity Value


                                                               VL M SUPP (5/05)

    2. With respect to the Protection Variable Universal Life, Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, Medallion Executive Variable Life, Medallion Executive Variable Life III, Performance Executive Variable Life, Variable Estate Protection, Variable Estate Protection Plus, Variable Estate Protection Edge and Performance Survivorship Variable Universal Life Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

     ----------------------------------------------------------------------
                                                                    Total
                                   Management 12b-1                 Annual
          Fund/Portfolio Name         Fees    Fees  Other Expenses Expenses
     ----------------------------------------------------------------------
     Brandes International Equity     0.70%    N/A       0.22%/I/    0.92%
     ----------------------------------------------------------------------
     Turner Core Growth               0.45%    N/A       0.21%/I/    0.66%
     ----------------------------------------------------------------------
     Frontier Capital Appreciation    0.90%    N/A       0.19%/I/    1.09%
     ----------------------------------------------------------------------
     Business Opportunity Value       0.65%    N/A       0.62%/I/    1.27%
     ----------------------------------------------------------------------

I For the period ending May 1, 2005 to April 30, 2006, the adviser has contractually agreed to reimburse the fund for any expense (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the fund's annualized average daily net assets.

   3. With respect to the Medallion Variable Life, Flex-V1 and Flex-V2 Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

     ----------------------------------------------------------------------
                                                                    Total
                                   Management 12b-1                 Annual
               Fund Name              Fees    Fees  Other Expenses Expenses
     ----------------------------------------------------------------------
     Brandes International Equity     0.70%    N/A       0.22%/D/    0.92%
     ----------------------------------------------------------------------
     Turner Core Growth               0.45%    N/A       0.21%/D/    0.66%
     ----------------------------------------------------------------------
     Frontier Capital Appreciation    0.90%    N/A       0.19%/D/    1.09%
     ----------------------------------------------------------------------
     Business Opportunity Value       0.65%    N/A       0.62%/D/    1.27%
     ----------------------------------------------------------------------

D For the period ending May 1, 2005 to April 30, 2006, the adviser has contractually agreed to reimburse the Fund for any expense (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets.

   4. The first paragraph of the provision in each Product Prospectus (except the Protection Variable Universal Life Product Prospectus) entitled "Description of the Underlying Fund" or "Description of the Underlying Funds" is amended by adding the following to the end thereof:

   "When you select one or more of the Brandes International Equity, Business Opportunity Value, Frontier Capital Appreciation or Turner Core Growth variable investment options, the assets of the subaccount(s) are invested in the corresponding investment option(s) of the M Fund, Inc. In this prospectus, the term 'Series Fund' includes M Fund, Inc., and the term 'funds' includes the investment options of M Fund, Inc."

   5. The provision in the Protection Variable Universal Life Product Prospectus entitled "The Investment Accounts" is amended by adding the following paragraph:

   "When you select one or more of the Brandes International Equity, Business Opportunity Value, Frontier Capital Appreciation or Turner Core Growth investment accounts, the assets of the sub-account(s) are invested in the corresponding portfolio(s) of the M Fund, Inc. In this prospectus, the term 'Series Fund' includes M Fund, Inc., and the terms 'funds' and 'portfolios' include the portfolios of M Fund, Inc."

                         SUPPLEMENT DATED MAY 1, 2005

                                      TO

                    PROSPECTUSES DATED MAY 1, 2005 OR LATER

                               -----------------

   This Supplement is intended to be distributed with certain prospectuses dated May 1, 2005 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. The prospectuses involved bear the title "Protection Variable Universal Life," "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Variable Estate Protection Plus," "Variable Estate Protection Edge" or "Performance Survivorship Variable Universal Life." We refer to these prospectuses as the "Product Prospectuses."

   This Supplement will be used only with policies sold through the Product Prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

                               -----------------

  This Supplement is accompanied with a prospectus dated May 1, 2005 for The World Insurance Trust that contains detailed information about the CSI Equity
Fund. Be sure to read that prospectus before selecting the additional variable investment option/investment account described in this Supplement.

                               -----------------

                      AMENDMENTS TO PRODUCT PROSPECTUSES

   1. The table on the cover page of each Product Prospectus is amended to include the following additional variable investment option/investment account:

              ---------------------------------------------------
                 CSI Equity             CSI Capital Management,
                                        Inc.
              ---------------------------------------------------

   2. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

        ---------------------------------------------------------------
                            Management             Other   Total Annual
        Fund/Portfolio Name    Fee     12b-1 Fees Expenses   Expenses
        ---------------------------------------------------------------
           CSI Equity/J/       1.00%      N/A       0.96%      1.96%
        ---------------------------------------------------------------

J CSI Capital Management, Inc., and Commonwealth Shareholder Services, Inc. (collectively, the "Service Providers"), have entered into an expense limitation agreement with the Fund. Pursuant to the agreement, the Service Providers have agreed to waive or limit their fees and to assume other expenses so that the ratio of total operating expenses of the Fund is limited to 1.25% through December 31, 2005. If such expense reimbursement were reflected, it is estimated that "Total Trust Annual Expenses" would be 1.25%.

   3. The first paragraph of the provision in each Product Prospectus (except the Protection Variable Universal Life Product Prospectus) entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select the CSI Equity variable investment option, the assets of the subaccount are invested in the corresponding investment option of The World Insurance Trust. In this prospectus, the term 'Series Fund' includes The World Insurance Trust, and the term 'fund' includes the corresponding investment option of The World Insurance Trust."

   4. The provision in the Protection Variable Universal Life Product Prospectus entitled "The Investment Accounts" is amended by adding the following paragraph:

      "When you select the CSI Equity investment account, the assets of the sub-account are invested in the corresponding portfolio of The World Insurance Trust. In this prospectus, the term 'Series Fund' includes The World Insurance Trust, and the terms 'fund' and 'portfolio' includes the corresponding portfolio of The World Insurance Trust."

                                                           CSI Prod Supp (5/05)

                           NOTICE TO EXISTING OWNERS

       This product prospectus will be distributed to prospective investors in connection with sales occurring on or after May 1, 2005. However, it will also be distributed to owners who purchase their policy or contract before May 1, 2005.

       Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract, the alteration of administrative procedures and changes in the investment options available (as noted below). Any such change may or may not apply to policies or contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2005. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. Moreover, there may be certain fund prospectuses included in this package pertaining to variable investment options that are not available to you. You should consult your policy or contract to verify whether any particular provision applies to you and which investment options you may elect. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.

       At a special meeting of shareholders of John Hancock Variable Series Trust I ("JHVST") on April 4, 2005, shareholders voted in favor of the combination of each of the separate series or funds of JHVST into a corresponding series or fund of the John Hancock Trust ("JHT") (formerly, Manufacturers Investment Trust). The combinations were effected at the close of business on April 29, 2005. This product prospectus reflects those combinations.

Part C: Other Information


Item 27. Exhibits

     (a) John Hancock Board Resolution establishing the separate account is incorporated by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement of File No. 33-63842, filed on March 6, 1996.

     (b) Not applicable.

   (c)(i) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as "John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre- Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

   (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

     (iii) Schedule of sales commissions included in Exhibit 27(c)(i) above.

   (d)(i) Form of survivorship variable life insurance policy, incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement to this File, File No. 33-64364, filed on October 29, 1993.

   (ii) Form of rider option to split policy, incorporated by reference to the initial Form S-6 Registration Statement of this this File, File No. 33-64364, filed June 11, 1993.

     (e) Forms of application for Policy, incorporated by reference from Pre-Effective Amendment No. 1 to this File, File No. 33-64364, filed on October 29, 1993.

   (f)(i) John Hancock's Restated Articles of Organization are incorporated by reference from Post-Effective Amendment No. 10 to the Registration Statement of File No. 333-76662, filed on March 7, 2001.

   (ii) John Hancock's Articles of Amendment are incorporated by reference from Pre-Effective Amendment No.1 to File No. 333-91448, filed on September 23, 2002.

   (iii) John Hancock's Amended And Restated By-Laws are incorporated by reference from the Annual Report filed on Form 10-K, File No. 333-45862, filed March 27, 2002.

     (g) Not applicable.

   (h)(i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

   (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

   (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

     (i) Not applicable.

     (j) Power of attorney for David F. D'Alessandro, Foster L. Aborn, Wayne A. Budd, John M. Connors, Jr., John De Ciccio, Richard B. DeWolfe, Robert E. Fast, Michael C. Hawley, Edward H. Linde, R. Robert Popeo, and Robert J. Tarr are incorporated by reference to the initial registration statement of File No. 333-67744, filed on August 16, 2001. Power of attorney for Thomas P. Glynn, incorporated by reference to the initial registration statement to file No. 333-70734, filed on October 2, 2001. Power of attorney for Robert J. Davis, incorporated by reference to Post-Effective Amendment No. 5 to File No. 333-84783, filed on February 13, 2003.

     (k) Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 to this File, File No. 33-64364, filed on October 29, 1993.

     (l) Not applicable.

     (m) Not applicable.

     (n) Opinion of Counsel as to the eligibility of this post-effective amendment Pursuant to Rule 485(b), filed herewith.

     (n)(1) Consent of Independent Registered Public Accounting Firm, filed herewith.

     (o) Not applicable.

     (p) Not applicable.

     (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor as of April 1, 2005.


DIRECTORS
Dominic D'Alessandro, Chairman
John D. DesPrez, III
James M. Benson
Donald A. Guloien
Jonathan Chiel
Peter H. Rubenovitch
Beverly S. Margolian
SENIOR EXECUTIVE VICE PRESIDENTS
John D. DesPrez III
Donald A. Guloien ............      and Chief Investment Officer
Peter H. Rubenovitch
EXECUTIVE VICE PRESIDENTS
Leo de Bever
James R. Boyle
Robert T. Cassato
Robert A. Cook
Simon R. Curtis
Marianne Harrison
Jeanne M. Livermore
Beverly S. Margolian
James P. O'Malley
Daniel L. Ouellette
Jamie Shepherdson
Peter A. Stuart
Warren Thomson
Michele G. Van Leer
SENIOR VICE PRESIDENTS
Alison Alden
Philip Armstrong
Peter Copestake ..............      and Treasurer
Marc Costantini
Steven Finch .................      and Chief Financial Officer
James D. Gallagher
Patrick Gill .................      and Controller
Peter Gordon
Richard Gourlay ..............      and Chief Auditor
Scott S. Hartz
Robert P. Horne
Norman Light
Gregory Mack
Ronald J. McHugh
John Ostler
William H. Palmer
Joseph P. Paster
Diana L. Scott
Ivor J. Thomas
John G. Vrysen
Keith Walter
VICE PRESIDENTS
Loida R. Abraham
Emanuel Alves ................      Counsel, and Corporate Secretary
June Amori
Roy V. Anderson
Susan Bellingham
Wendy A. Benson
Stephen J. Blewitt
Ronald J. Bocage .............      and Counsel
Richard A. Boutilier

Robert Boyda
George H. Braun
James Brockelman
John Burrow
William Burrow
Tyler Carr
Philip Clarkson ..............      and Counsel
Brian Collins
Louise Corcoran
John J. Danello
Willma Davis
Brent Dennis
Michael Dommeruth
Stephen Dunn .................      and Assistant Treasurer
Michael M. Epstein ...........      and Counsel
Carol Nicholson Fulp
John Egbert
Edward Eng
Paul C. English
Patrick Flynn
Joseph A. Fournier
Richard Harris
David Hayter
Kevin Hill
E. Kendall Hines
Naveed Irshad
Roy Kapoor
Robert Kilimnik
Frank Knox
Jonathan Kutrubes
Robert Leach
David Libbey
David Longfritz
Katherine MacMillan
Lynne E. Martel
Janis K. McDonough
C. Bruce Metzler
Peter J. Mongeau
Laura A. Moore
Curtis Morrison
Karen V. Morton-Grooms .......      and Counsel
Colm D. Mullarkey
Scott Navin
Barry S. Nectow
Kenneth V. Nordstrom
Geraldine F. Pangaro
Phillip J. Peters
Steven Pinover
John W. Pluta
Deborah A. Poppel
S. Mark Ray
Jill Rebman
Karl G. Reinhold
Mark Rizza
George Rothauser
Thomas Samoluk
Yiji S. Starr
Margo Sammons
Joseph Scott
Alan R. Seghezzi .............      and Counsel

Gordon Shone
Jonnie Smith
Bruce R. Speca
Michael H. Studley .......      and Counsel
Brooks E. Tingle
Dennis Turner
Randy Zipse
Wayne Zuk ................      and Assistant Treasurer

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock, operated as a unit investment trust. Registrant supports benefits payable under John Hancock's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), a mutual fund registered under the Investment Company Act of 1940 as an open-end management investment company of the "series" type.

The Registrant and other separate accounts of John Hancock and its subsidiary, John Hancock Variable Life Insurance Company, ("JHVLICO") own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity contracts and variable life insurance policies, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Trust held by the Registrant as to certain matters. Subject to the voting instructions, John Hancock directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons directly or indirectly controlled by or under common control with the Depositor or the Registrant as of December 31, 2004 appears below:

     Subsidiary Name

     880 Belgrave Way Holdings Ltd.

     AIMV, LLC

     American Annuity Agency of Texas, Inc. d/b/a NBC Insurance Services

     Ameritex Insurance Services, Inc. d/b/a Ameritex Investment Services, Inc.


     Annuity Agency of Connecticut, Inc. d/b/a BNY Insurance Agency, Inc.

     Annuity Agency of New Jersey, Inc. d/b/a BNY Insurance Agency

     Annuity Agency of New York, Inc. d/b/a BNY Insurance Agency

     Baystate Investments, LLC

     Britama Credit Sdn Bhd

     Britama Properties Sdn Bhd

     British American Investments Pte Ltd.

     Churchill Office Park Limited

     Declaration Management & Research LLC

     EIF Equity Holdings LLC

     EIS Insurance Services, Inc.

     Equinox Financial Group Inc.

     Essex Agency of Ohio, Inc.

     Essex Agency of Texas, Inc.

     Essex Brokerage Services, Inc.

   Essex Corporation d/b/a Essex Corporation of Connecticut, Essex Corporation
   (NY), Essex Financial Services, Essex Financial Services, Inc., Essex Insurance Agency, Inc., Essex Insurance Services, Essex Insurance Services, Inc., First Annuity Corporation

     Essex Corporation of Illinois

     Essex Holding Company, Inc.

     Essex National Insurance Agency, Inc.

     Essex National Insurance Agency, Inc. d/b/a Essex of the Pacific Insurance Agency

     Essex National Securities, Inc. d/b/a ENSI

     First Signature Bank & Trust Company

     FSB Investment Services Corporation

     Fusion Clearing, Inc.

     Hancock Forest Management, Inc.

     Hancock Natural Resource Group Australia Pty Limited

     Hancock Natural Resource Group, Inc.

     Hancock Realty Investors Incorporated

     Hancock Venture Partners, Inc.

     HVP Special Purpose Sub I, Inc.

     HVP Special Purpose Sub II, Inc.

     HVP-Russia, Inc.

     Independence Declaration Holdings LLC

     Independence Investment Funding Corp.

     Independence Investment LLC

     Independence Management Holdings LLC

     Manulife Insurance Company (formerly Investors Partner Life Ins. Co.)

     JH Networking Insurance Agency, Inc.

     JHFS One Corp.

     John Hancock Advisers LLC

     John Hancock Assignment Company

     John Hancock Canadian Capital Limited

     John Hancock Canadian Corporation

     John Hancock Canadian Holdings Limited

     John Hancock Canadian LLC

     John Hancock Capital Corporation

     John Hancock Energy Resources Management Inc.

     John Hancock Funds LLC

     John Hancock HealthPlans, Inc.

     John Hancock Insurance Company of Vermont

     John Hancock International Holdings, Inc.

     John Hancock International Services, S.A.

     John Hancock International, Inc.

     John Hancock Leasing Corporation

     John Hancock Life Insurance (Malaysia) Berhad

     John Hancock Life Insurance Company

     John Hancock Life Insurance Corporation

     John Hancock Management Company

     John Hancock Property and Casualty Holding Company

     John Hancock Real Estate Finance, Inc.

     John Hancock Realty Advisors, Inc.

     John Hancock Realty Management Inc.

     John Hancock Reassurance Company, Ltd.

     John Hancock Signature Services, Inc.

     John Hancock Subsidiaries LLC

     John Hancock TianAn Life Insurance Company

     John Hancock Timber Resource Corporation

     John Hancock Variable Life Insurance Company

     Knights Apparel, Inc.

     Landex Properties Ltd.

     Long Term Care Partners LLC

     LR Company, LLC

     LVI, LLC

     New Amsterdam Insurance Agency, Inc.

     P.T. Asuransi Jiwa John Hancock Indonesia

     P.T. Indras Insan Jaya Utama

     P.V.S. Preferred Vision Services Inc.

     Performance Annuity Insurance Agency

     Provident Insurance Center, Inc.

     Riverside Agency, Inc.

     San Jacinto Insurance Agency, Inc.

     John Hancock Financial Network, Inc.

     Signator Insurance Agency, Inc.

     Signator Investors, Inc.

     Signature Fruit (Tomato) Inc.

     Signature Fruit Company, LLC

     Signature Management Co., Ltd.

     SNB Annuity Brokerage, Inc. d/b/a Correspondent Insurance Agency of New
York

     Sovereign Asset Management Corporation

     Stonebridge Financial Corp./Corporation Financiere Stonebridge

     The Berkeley Financial Group LLC

     The E-Software House Sdn Bhd

     UNB Financial Services, Inc. d/b/a HTI Agency

     Woodley Road Associates, Inc.

1. 50% of EIS Insurance Services, Inc. is owned by The Manufacturers Life Insurance Company.

2. Inactive subsidiaries are noted in italics.

3. 50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.

4. 22% of Cavalier Cable, Inc. is owned by John Hancock Life Insurance Company (U.S.A.).

5. Name change from The Manufacturers Life Insurance Company (U.S.A.) effective January 1, 2005.

6. Name change from Manulife Financial Securities LLC effective January 1,
2005.

7. Name change from Manufacturers Securities Services, LLC effective January 1, 2005. 40% of John Hancock Global Investment Management, LLC is owned by
   John Hancock Life Insurance Company of New York.

8. Name change from The Manufacturers Life Insurance Company of New York effective January 1, 2005.

9. 4% of P.T. Buanadaya Sarana Informatika is owned by P.T. Asuransi Jiwa Manulife Indonesia.

10. 49% of OQC (Thailand) Ltd. is owned by 6306489 Canada Inc.

11. 24.97% of Interlife John Hancock Assurance Public Company Limited is owned by The Manufacturers Life Insurance Company.

12. 1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.

13. 32.49% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) and 32.4% by Manulife Century Holdings (Netherlands) B.V.

14. 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company


Item 30. Indemnification

     Pursuant to Article 8 of John Hancock's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 31. Principal Underwriters

     (a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

     (b) OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC. as of March 2, 2005.


Name                               Title
-----------------------------      -----------------------------------------------------------
William H. Palmer ...........      Chairman, CEO and Director
Wendy A. Benson .............      President, COO and Director
Katherine P. Klingler .......      Vice President
Peter Copestake .............      Vice President and Treasurer
Wayne Zuk ...................      Vice President, Treasury and Assistant Treasurer
Cathy Hopkinson .............      Assistant Vice President, Treasury and Assistant Treasurer
David Hayter ................      Assistant Vice President, Securities Operations
Grant D. Ward ...............      Secretary/Clerk
Mitchell A. Karman ..........      Director
Daniel L. Ouellette .........      Director
Francis J. Taft .............      Director
Ronald J. McHugh ............      Director
Lawrence J. Niland ..........      Director

---------
     All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

     (c)(1) Signator Investors, Inc.

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock (at the same address), in its capacity as Registrant`s depositor, and JHVLICO (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.


Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.


Item 34. Fee Representation

     John Hancock Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 26th of April, 2005.

                                 ON BEHALF OF THE REGISTRANT

                                 JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                                 (REGISTRANT)

                                 BY: JOHN HANCOCK LIFE INSURANCE COMPANY


                                 By: /s/ James M. Benson
                                     -------------------------------------------
                                     James M. Benson
                                     President and Chief Executive Officer

                                 JOHN HANCOCK LIFE INSURANCE COMPANY
                                 (DEPOSITOR)

                                 By: /s/ James M. Benson
                                     -------------------------------------------
                                     James M. Benson
                                     President and Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Life Insurance Company and on the dates indicated.

 /s/ Patrick Gill                                            April 26, 2005
---------------------------------------------
Patrick Gill
Controller
(Principal Accounting Officer)

 /s/ Steven Finch                                            April 26, 2005
--------------------------------------------
Steven Finch
Chief Financial Officer
(Principal Financial Officer)

 /s/ James M. Benson                                         April 26, 2005
--------------------------------------------
James M. Benson
President and Chief Executive Officer
(Principal Executive Officer)

Signing for himself and as Attorney-In-Fact for:

Dominic D'Alessandro,       Chairman
John D. DesPrez, III        Director
James M. Benson             Director
Donald A. Guloien           Director
Jonathan Chiel              Director
Peter H. Rubenovitch        Director
Beverly S. Margolian        Director